Exhibit 10.29

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT

MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS

PRIVATE OR CONFIDENTIAL.

SETTLEMENT AND LICENSE AGREEMENT

THIS SETTLEMENT AND LICENSE AGREEMENT (“Agreement”), effective March 8, 2022 (“Effective Date”), is entered into by and among AbbVie Inc., a corporation organized and existing under the laws of Delaware, having its corporate headquarters at 1 North Waukegan Road, North Chicago, Illinois 60064, on behalf of itself and its Affiliates, and AbbVie Biotechnology Ltd, a corporation organized and existing under the laws of Bermuda with a place of business at Harbour Fiduciary Services Limited, Thistle House, 4 Burnaby Street, Hamilton, Pembroke, HM 11, Bermuda (collectively and including their Affiliates, “AbbVie”); and Alvotech hf., a corporation organized and existing under the laws of the Republic of Iceland, with its corporate headquarters at Saemundargata 15-19, 101 Reykjavik, Iceland (collectively and including their Affiliates “Alvotech”).

WHEREAS, AbbVie manufactures and markets a fully human anti-TNFα monoclonal antibody with the brand name HUMIRA® and international non-proprietary name adalimumab (the “Humira Product”), which was invented by AbbVie (or its predecessors);

WHEREAS, AbbVie Inc. owns or has exclusively licensed from AbbVie Biotechnology Ltd more than 100 issued U.S. Patents related to the Humira Product, the last of which will expire in 2034;

WHEREAS, AbbVie Biotechnology Ltd owns or has licensed from AbbVie Inc. more than 100 issued U.S. Patents related to the Humira Product, the last of which will expire in 2034;

WHEREAS, AbbVie markets the Humira Product in the Territory pursuant to Biologics License Application No. 125057 (together with any replacements or supplements thereto, as amended now or in the future, the “Humira BLA”);

WHEREAS, Alvotech seeks to market a biosimilar version of the Humira Product pursuant to a marketing authorization to be obtained under the Biologics Price Competition and Innovation Act (“BPCIA”);

WHEREAS, Alvotech has filed two Biologics License Applications Nos. 761205 and 761299 pursuant to 42 U.S.C. § 262(k) of the BPCIA seeking approval to market a biosimilar, including one designated as interchangeable, of the Humira Product (together with any supplements and replacement thereto, as amended now or in the future, and any new or supplemental BLA(s) filed for additional presentations, the “Alvotech BLAs”) prior to the expiration of at least one of the U.S. Patents related to the Humira Product;

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WHEREAS, the patent identification provisions of the BPCIA in connection with the filing of Biologics License Applications No. 761205 resulted in a list of 65 patents (including those noticed under 42 U.S.C. § 262(l)(7));

WHEREAS, on April 27, 2021, pursuant to 42 U.S.C. § 262(l)(6)(B) of the BPCIA, AbbVie brought an action for patent infringement under the caption AbbVie Inc. et al v. Alvotech hf., C.A. No. 1:21-cv-2258 (N.D. IL) (the “BPCIA (l)(6) Case”) for infringement by the product in Biologics License Applications No. 761205 of four patents identified pursuant to the procedures of 42 U.S.C. § 262(l)(5) of the BPCIA; AbbVie’s complaint, attached hereto as Exhibit B, summarizes the BPCIA (l)(6) Case;

WHEREAS, on May 11, 2021, Alvotech served a commercial notice for the product to be manufactured and sold under BLA No. 761205;

WHEREAS, on May 28, 2021, pursuant to 42 U.S.C. § 262(l)(8) of the BPCIA, AbbVie brought an action for patent infringement under the caption AbbVie Inc. et al v. Alvotech hf., C.A. No. 1:21-cv-2899 (N.D. IL) (the “BPCIA (l)(8) Case”) (together the BPCIA(l)(6) Case and the BPCIA (l)(8) Case are defined as “the BPCIA Litigation”) for infringement by the product in Biologics License Applications No. 761205 of 58 additional patents identified pursuant to the procedures of 42 U.S.C. § 262(l)(5) of the BPCIA;

WHEREAS, the complaint in the BPCIA (l)(8) Case was twice amended to add three additional patents for a total of 61 patents; AbbVie’s second amended complaint, attached hereto as Exhibit C, summarizes the BPCIA (l)(8) Case;

WHEREAS, the patents asserted in the BPCIA(l)(6) Case and the BPCIA(l)(8) Case are listed on Exhibit A and are defined as the “BPCIA Litigation Patents”;

WHEREAS, on March 19, 2021, AbbVie brought an action for trade secret misappropriation under the caption AbbVie Inc. et al v. Alvotech hf., C.A. No. 1:21-cv-1530 (N.D. IL); whereas that action was dismissed for lack of personal jurisdiction on October 6, 2021, which dismissal AbbVie has appealed to the Court of Appeals for the Seventh Circuit, which appeal was docketed as No. 21-3052, which remains pending (“the 7th Circuit Appeal”);

WHEREAS, on December 17, 2021, AbbVie filed a complaint with the United States International Trade Commission (“ITC”) under the caption Certain Adalimumab, Processes for Manufacturing or Relating to Same, and Products Containing Same; whereas the ITC instituted an investigation against all named respondents (Inv. No. 337-TA-1296), which remains pending (“the ITC Action”);

WHEREAS, the biosimilar of the Humira Product that is the subject of the Alvotech BLAs may be labeled for indications including, but not limited to, rheumatoid arthritis, psoriasis, psoriatic arthritis, Crohn’s disease, ulcerative colitis, and ankylosing spondylitis and for each indication will have the same route of administration and dosing regimen as the Humira Product;

WHEREAS, the biosimilar of the Humira Product that is the subject of the Alvotech BLAs may be labeled as interchangeable;

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WHEREAS, AbbVie previously asserted in litigation pursuant to the BPCIA 10 U.S. Patents related to the Humira Product that AbbVie asserted were infringed by biosimilar products of adalimumab sought to be marketed by Amgen Inc. and Amgen Manufacturing Limited (collectively and including their respective Affiliates, “Amgen”) and reserved the right to assert at least an additional 51 patents if and when Amgen provided commercial notice of its intent to market its biosimilar adalimumab product;

WHEREAS, AbbVie and Amgen resolved all pending BPCIA and future patent litigation related to its biosimilar adalimumab product in the U.S. via a settlement announced publicly on September 28, 2017;

WHEREAS, Samsung Bioepis Co., Ltd. (including its Affiliates “Samsung”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA, which it identifies as SB5; AbbVie and Samsung resolved all BPCIA disputes related to Samsung’s biosimilar adalimumab product in the U.S. via a settlement announced publicly on April 5, 2018;

WHEREAS, Mylan Pharmaceuticals, Inc. (including its Affiliates “Mylan”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA; AbbVie and Mylan resolved all BPCIA disputes related to the Mylan biosimilar adalimumab product in the U.S. via a settlement announced publicly on July 17, 2018;

WHEREAS, AbbVie previously asserted in litigation pursuant to the BPCIA two U.S. Patents related to the Humira Product that AbbVie asserted were infringed by biosimilar products of adalimumab sought to be marketed by Sandoz Inc., Sandoz International GmbH, and Sandoz GmbH (collectively and including their Affiliates “Sandoz”) and reserved the right to assert at least an additional 82 patents if and when Sandoz provided commercial notice of its intent to market its biosimilar adalimumab product;

WHEREAS, AbbVie and Sandoz resolved all pending BPCIA litigation, any pending inter partes review proceedings, and future patent litigation related to its biosimilar adalimumab product in the U.S. via a settlement announced publicly on October 11, 2018;

WHEREAS, Fresenius Kabi Deutschland GmbH (including its Affiliates “Fresenius”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA; AbbVie and Fresenius resolved all BPCIA disputes related to the Fresenius biosimilar adalimumab product in the U.S. via a settlement announced publicly on October 18, 2018;

WHEREAS, Momenta Pharmaceuticals, Inc. (including its Affiliates “Momenta”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA; AbbVie and Momenta resolved all BPCIA disputes related to the Momenta biosimilar adalimumab product in the U.S. via a settlement announced publicly on November 6, 2018;

WHEREAS, Pfizer Inc. (including its Affiliates “Pfizer”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA; AbbVie and Pfizer resolved all BPCIA disputes related to the Pfizer biosimilar adalimumab product in the U.S. via a settlement announced publicly on November 30, 2018;

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WHEREAS, Coherus BioSciences, Inc. (including its Affiliates, “Coherus”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA; AbbVie and Coherus resolved all BPCIA disputes related to the Coherus biosimilar adalimumab product in the U.S. via a settlement announced publicly on January 25, 2019;

WHEREAS, AbbVie previously asserted in litigation pursuant to the BPCIA eight U.S. Patents related to the Humira Product that AbbVie asserted were infringed by biosimilar products of adalimumab sought to be marketed by Boehringer Ingelheim International GmbH, Boehringer Ingelheim Pharmaceuticals, Inc., and Boehringer Ingelheim Fremont, Inc. (collectively and including their respective Affiliates, “BI”) and reserved the right to assert at least an additional 66 patents if and when BI provided commercial notice of its intent to market its biosimilar adalimumab product;

WHEREAS, AbbVie and BI resolved all pending BPCIA and future patent litigation related to its biosimilar adalimumab product in the U.S. via a settlement announced publicly on May 13, 2019;

WHEREAS, Celltrion Inc. (including its Affiliates, “Celltrion”) intends to market a biosimilar version of the Humira Product pursuant to the BPCIA; AbbVie and Celltrion resolved all BPCIA disputes related to the Celltrion biosimilar adalimumab product in the U.S. via a settlement dated December 10, 2020;

WHEREAS, Amgen filed two petitions seeking inter partes review of U.S. Patent Nos. 8,916,157 and 8,916,158, which cover formulations comprising adalimumab; and on January 14, 2016 the Patent Trial and Appeal Board of the U.S. Patent and Trademark Office (“PTAB”) denied institution, holding that Amgen failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Coherus Biosciences Inc. filed a petition seeking inter partes review of U.S. Patent No. 9,114,166, which covers formulations comprising adalimumab; and on November 7, 2016 the PTAB denied institution, holding that Coherus failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Coherus Biosciences Inc. filed four petitions seeking inter partes review of U.S. Patent No. 9,085,619, which covers formulations comprising adalimumab and which patent is infringed by the biosimilar that is the subject of the Alvotech BLAs; and on September 7, 2017 the PTAB denied institution of all four petitions, holding that Coherus failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Sandoz Inc. filed a petition seeking inter partes review of U.S. Patent No. 8,802,100, which covers formulations comprising adalimumab; and on February 9, 2018 the PTAB denied institution, holding that Sandoz failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Sandoz Inc. filed two petitions seeking inter partes review of U.S. Patent No. 9,512,216, which covers methods of treating chronic plaque psoriasis with adalimumab, which method would be included in the instructions for use for the biosimilar of the Humira Product that will be the subject of the Alvotech BLAs; and on February 9, 2018 and May 3, 2018 the PTAB denied institution, holding that Sandoz failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

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WHEREAS, Sandoz Inc. filed a petition seeking inter partes review of U.S. Patent No. 8,974,790, which covers methods of treating ulcerative colitis with adalimumab, which methods would be included in the instructions for use for the biosimilar of the Humira Product that will be the subject of the Alvotech BLAs; and on March 9, 2018 the PTAB denied institution, holding that Sandoz failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Sandoz Inc. filed a petition seeking inter partes review of U.S. Patent No. 8,911,737, which covers methods of treating Crohn’s disease with adalimumab, which method would be included in the instructions for use for the biosimilar of the Humira Product that will be the subject of the Alvotech BLAs; and on March 9, 2018 the PTAB denied institution, holding that Sandoz failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Sandoz Inc. filed a petition seeking inter partes review of U.S. Patent No. 9,187,559, which covers methods of treating Crohn’s disease and ulcerative colitis with adalimumab, which method would be included in the instructions for use for the biosimilar of the Humira Product that will be the subject of the Alvotech BLAs; and on June 5, 2018 the PTAB denied institution, holding that Sandoz failed to establish a reasonable likelihood that any challenged claim would be held unpatentable;

WHEREAS, Alvotech intends to begin offering for sale and selling the biosimilar of the Humira Product that will be the subject of the Alvotech BLAs on July 1, 2023;

WHEREAS, the Parties wish to settle the BPCIA Litigation, the 7th Circuit Appeal and the ITC Action between them in the Territory;

WHEREAS, no Party has received any consideration from the other Party for its entry into this Agreement other than that which is described in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt of and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE 1: DEFINITIONS

Terms when used herein with initial capital letters shall have the meanings set forth below or as otherwise defined in this Agreement.

1.1 “AbbVie” has the meaning set forth in the introductory paragraph of this Agreement.

1.2 “AbbVie Releasees” has the meaning set forth in Section 3.2.

1.3 “AbbVie Releasors” has the meaning set forth in Section 3.1.

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1.4 “Affiliate” means, with respect to a Person, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, provided however, that in each case any such other Person shall be considered to be an Affiliate only during the time period during which such control exists. For purposes of this definition, “control” means ownership, directly or through one or more Affiliates, of (a) more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or (b) more than fifty percent (50%) of the equity interests in the case of any other type of legal entity or status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity. For purposes of clarity, if a Person loses its status as an Affiliate, such Person thereafter will not benefit from rights granted in this Agreement.

1.5 “Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

1.6 “Alvotech” has the meaning set forth in the introductory paragraph of this Agreement.

1.7 “Alvotech Biosimilar Product” means [***].

1.8 “Alvotech BLAs” has the meaning set forth in the WHEREAS clauses.

1.9 “Alvotech Releasees” has the meaning set forth in Section 3.1.

1.10 “Alvotech Releasors” has the meaning set forth in Section 3.2.

1.11 “Amgen” has the meaning set forth in the WHEREAS clauses.

1.12 “BI” has the meaning set forth in the WHEREAS clauses.

1.13 “BLA” means a Biologic License Application as defined in the U.S. Public Health Service (PHS) Act and the U.S. Federal Food, Drug, and Cosmetic Act.

1.14 “BPCIA” has the meaning set forth in the WHEREAS clauses.

1.15 “BPCIA (l)(6) Case” has the meaning set forth in the WHEREAS clauses.

1.16 “BPCIA (l)(8) Case” has the meaning set forth in the WHEREAS clauses.

1.17 “BPCIA Litigation” has the meaning set forth in the WHEREAS clauses.

1.18 “BPCIA Litigation Patents” has the meaning set forth in the WHEREAS clauses; and the list of BPCIA Litigation Patents is attached as Exhibit A.

1.19 “Celltrion” has the meaning set forth in the WHEREAS clauses.

1.20 “Coherus” has the meaning set forth in the WHEREAS clauses.

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1.21 “Commercialization Partner(s)” means [***].

1.22 “Effective Date” means the date on which this Agreement was executed by the latest-signing Party, which date is memorialized on page one (1) of this Agreement.

1.23 “Fresenius” has the meaning set forth in the WHEREAS clauses.

1.24 “Humira Biosimilar Product” means any biologic product for which marketing approval was sought by means of a BLA filed pursuant to 42 U.S.C. § 262(k) that lists the Humira Product or any product containing adalimumab as the sole active pharmaceutical ingredient (including all strengths/concentration) as the reference product.

1.25 “Humira BLA” has the meaning set forth in the WHEREAS clauses.

1.26 “Humira Product” has the meaning set forth in the WHEREAS clauses.

1.27 “IPR” means Inter Partes Review pursuant to 35 U.S.C. § 311 et seq.

1.28 “ITC” has the meaning set forth in the WHEREAS clauses.

1.29 “ITC Action” has the meaning set forth in the WHEREAS clauses.

1.30 “License Entry Date” has the meaning set forth in Section 6.1.

1.31 “Licensed Humira Patents” means, collectively, [***].

1.32 “License Term(s)” has the meaning set forth in Section 5.5.

1.33 “Momenta” has the meaning set forth in the WHEREAS clauses.

1.34 “Mylan” has the meaning set forth in the WHEREAS clauses.

1.35 “Net Sales” means, with respect to an Alvotech Biosimilar Product sold in the Territory, [***]:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]; and

(f) [***].

[***].

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1.36 “Party” means AbbVie or Alvotech, and “Parties” means all of the foregoing.

1.37 “Person” means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.38 “Pfizer” has the meaning set forth in the WHEREAS clauses.

1.39 “PGR” means post-grant review pursuant to 35 U.S.C. § 321 et seq.

1.40 “PTAB” has the meaning set forth in the WHEREAS clauses.

1.41 “Royalty Rate” has the meaning set forth in Section 5.4.

1.42 “Royalty Termination Date” has the meaning set forth in Section 5.6.

1.43 “Samsung” has the meaning set forth in the WHEREAS clauses.

1.44 “Sandoz” has the meaning set forth in the WHEREAS clauses.

1.45 “Selling Entity” has the meaning set forth in Section 1.35.

1.46 “7th Circuit Appeal” has the meaning set forth in the WHEREAS clauses.

1.47 “Sublicensee(s)” means Teva, upon fulfillment of the condition set out in Section 9.2, and any Person that is party to a valid sublicense with Alvotech pursuant to Section 9.3 upon fulfillment of the conditions set out in Sections 9.3(c) and (d). [***] For the avoidance of doubt, no Sublicensee under Sections 9.2 or 9.3 has any rights under this Agreement until the conditions set out in Sections 9.2 and 9.3, respectively, are met.

1.48 “Territory” means the United States of America, and its territories, districts, and possessions, including the District of Columbia and the Commonwealth of Puerto Rico.

1.49 “Teva” means Teva Pharmaceuticals USA, Inc. and Teva Pharmaceuticals International GmbH, individually or collectively, and including their Affiliates.

1.50 “Third Party” means a Person or entity that is not a Party, a Sublicensee, or an Affiliate of a Sublicensee.

1.51 “Third Party Humira Biosimilar Product” means [***].

1.52 “Third Party License” means [***].

ARTICLE 2: TERMINATION OF LITIGATION

2.1 Stipulation of Dismissal of BPCIA Litigation. The Parties agree to stipulate to the dismissal of all claims, counterclaims, potential claims and counterclaims in the BPCIA Litigation without prejudice, with each Party to bear its own fees and costs. Within three (3) business days of the Effective Dates, Alvotech and AbbVie shall, as applicable, file a stipulation of dismissal substantially in the form attached as Exhibit D, with the United States District Court for the Northern District of Illinois, so that the Parties’ respective claims and counterclaims in the BPCIA (l)(6) Case and the BPCIA (l)(8) Case are dismissed without prejudice in accordance with Federal Rule of Civil Procedure 41(a)(1).

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2.2 Stipulation of Dismissal of 7th Circuit Appeal. The Parties agree to jointly move for dismissal of the 7th Circuit Appeal with each Party to bear its own fees and costs. Within three (3) business days of the Effective Dates, Alvotech and AbbVie shall, as applicable, file the consent motion and stipulation of dismissal substantially in the form attached as Exhibit E.

2.3 Stipulation of Dismissal of the ITC Action. The Parties agree that they will jointly seek dismissal of the ITC Action for all respondents with each respondent to bear its own fees and costs. Alvotech represents that it will procure the consent of all other respondents, including Teva and Ivers-Lee AG. Within three (3) business days of the Effective Date, the Parties shall file their motion for dismissal substantially in the form attached as Exhibit G and that their attorneys will cooperate to jointly prepare any additional materials required. In seeking to dismiss the ITC Action, the Parties further agree that they will seek confidential treatment for this Agreement to the extent reasonable under ITC rules and regulations.

2.4 If the dismissals of the BPCIA Litigation, the ITC Action or the 7th Circuit Appeal are not accepted and entered by the respective courts and/or administrative tribunals, then the Parties will work together in good faith to effectuate the dismissal of each action as appropriate.

ARTICLE 3: RELEASE

3.1 AbbVie Release. In settlement of the BPCIA Litigation, the 7th Circuit Appeal, and the ITC Action and in consideration of the releases, representations, warranties, and covenants contained in this Agreement and subject to execution by the Parties of this Agreement, as of the Effective Date, AbbVie and its related companies and predecessors, successors, and assigns, [***].

3.2 Alvotech Release. In settlement of the BPCIA Litigation, the 7th Circuit Appeal and the ITC Action, and in consideration of the releases, representations, warranties, and covenants (including the license) contained in this Agreement and subject to execution by the Parties of this Agreement, as of the Effective Date, Alvotech and its Sublicensees, related companies and predecessors, successors, and assigns, [***].

3.3 Acknowledgements. It is expressly understood and agreed that the Parties hereby waive any statutes or common law doctrines under which a general release would not extend to claims which the party releasing such claim does not know or suspect to exist in its favor at the time of executing the release, including but not limited to any and all rights and benefits conferred by § 1542 of the California Civil Code (if and to the extent applicable). Each Party represents, warrants, and covenants that it has not heretofore assigned or transferred, and will not assign or otherwise transfer, to any Person any matters released by such Party in this Section 3, and such Party agrees to indemnify and hold harmless the other Parties from and against all such released matters arising from any such alleged or actual assignment or transfer. This Agreement may be pleaded as a full and complete defense to, and used as a basis for injunction against, any proceeding that may be instituted, prosecuted or attempted in breach hereof.

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3.4 [***].

3.5 [***].

3.6 Exceptions. Nothing in this Section 3 shall prevent (a) either Party from seeking any remedy for breach of this Agreement, (b) any AbbVie Releasor from enforcing the Licensed Humira Patents in the event of such breach or (c) any Alvotech Releasor from asserting any and all affirmative defenses, counterclaims, and the like in response to an AbbVie Releasor seeking to enforce the Licensed Humira Patents in the event of such a breach and termination.

ARTICLE 4: PATENT ENFORCEABILITY

4.1 [***].

(a) [***].

(b) [***].

4.2 Enforceability of Licensed Humira Patents. Alvotech admits that the BPCIA Litigation Patents are valid, enforceable and infringed by the Alvotech BLAs and Alvotech Biosimilar Product.

4.3 [***].

ARTICLE 5: GRANT OF LICENSE AND ROYALTIES

5.1 License Grant. AbbVie hereby grants to Alvotech, effective on and from the License Entry Date as described in Section 6.1 of this Agreement, a nonexclusive, royalty-bearing (as set forth in Section 5.4 below), non-transferable (except as expressly permitted by Sections 9.2, 9.3 and 9.5) license under the Licensed Humira Patents to make, import, use, distribute, sell and offer for sale the Alvotech Biosimilar Product in the Territory.

5.2 Alvotech Restrictions. In return for AbbVie’s grant of a license, and for other good and valuable consideration, including the release of AbbVie’s claims that the making, having made, importing, using, marketing, distributing, having distributed, selling or offering to sell the Alvotech Biosimilar Product or any biosimilar version of the Humira Product in the Territory infringes one or more claims of the Licensed Humira Patents, and the dismissal of the 7th Circuit Appeal and the ITC Action, except as expressly set forth in Section 5.3, [***].

5.3 Additional Licenses. In addition to the above, AbbVie hereby grants Alvotech a nonexclusive, non-transferable (except as expressly permitted by Sections 9.2, 9.3 and 9.5) license under the Licensed Humira Patents to manufacture, import and store a reasonable amount of the Alvotech Biosimilar Product in the Territory beginning [***] prior to the License Entry Date in anticipation of the License Entry Date.

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5.4 Royalties. Alvotech hereby agrees to pay a royalty to AbbVie of [***] (the “Royalty Rate”) of the Net Sales of the Alvotech Biosimilar Product in the Territory. For each calendar quarter, Alvotech shall pay such royalties to AbbVie within [***] days of the end of such calendar quarter. For the avoidance of doubt, the royalty provisions of this Section 5.4 do not apply to the transfer of Product between any of the Selling Entities, but only to the Net Sales.

5.5 [***].

5.6 Termination of Royalty Payments. The obligations of Alvotech to pay royalties under this Section 5 shall terminate on the earlier of (i) February 11, 2025; or (ii) a decision by the United States Court of Appeals for the Federal Circuit holding that all unexpired claims of each of the Licensed Humira Patents are invalid or unenforceable (the “Royalty Termination Date”), at which time the non-exclusive, non-transferable (except as permitted by Sections 9.2, 9.3 and 9.5) license granted hereunder will be deemed fully paid up and irrevocable.

5.7 Quarterly Statements. Not later than [***] days after the end of each calendar quarter, Alvotech will provide AbbVie with statements setting forth the gross sales of the Alvotech Biosimilar Product in the Territory for such calendar quarter, Net Sales of the Alvotech Biosimilar Product in the Territory for such calendar quarter, the royalty amount payable for such calendar quarter, the calculation used to determine the royalty amount, all information necessary to calculate the royalty amount, and any other details or particulars that AbbVie may reasonably request.

5.8 Record Retention and Audit Rights. Alvotech and its Sublicensees will retain their books and records pertaining to the Net Sales of the Alvotech Biosimilar Product in the Territory for each calendar quarter for at least [***] from the end of such calendar quarter. Until the later of [***] after the Royalty Termination Date or [***] after the provision of the [***], AbbVie may provide Alvotech with reasonable notice of its request to have an independent public accounting firm audit records required to determine the Net Sales of the Alvotech Biosimilar Product in the Territory and the royalty due under this Agreement. Alvotech and its Sublicensees will accommodate such an audit and use reasonable efforts to accommodate such request within [***] of AbbVie’s request; provided however, any audit under this Section 5.8 shall be conducted during normal business hours of Alvotech and its Sublicensees. The audit will be at AbbVie’s sole expense unless the audit shows an underpayment in the royalties due to AbbVie of [***] or more in any calendar quarter in which case Alvotech will pay for the audit. In the event that an audit reveals any underpayment in royalties due to AbbVie, Alvotech shall promptly, but in no event later than [***] days after receipt of written notice thereof, pay such underpayment to AbbVie. AbbVie’s audit rights may only be exercised once during any [***] period. Notwithstanding any provision herein to the contrary, Alvotech and its Sublicensees shall not have the right to audit any books and records of AbbVie or any of its agents.

5.9 [***]

5.10 FDA Approval. [***] Nothing in this Section 5.10 shall restrict AbbVie from communicating with the FDA regarding any actual good faith legal, regulatory, safety or efficacy issue affecting any Humira Biosimilar Product including issues specific to the Alvotech Biosimilar Product.

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ARTICLE 6: LICENSE ENTRY DATE FOR THE

ALVOTECH BIOSIMILAR PRODUCT

6.1 License Entry Date. The “License Entry Date” for the Alvotech Biosimilar Product will be July 1, 2023.

ARTICLE 7: ADDITIONAL COVENANTS

7.1 Certain Remedies. Each Party acknowledges and agrees that the restrictions and other terms and conditions set forth herein regarding the use, sale, offer for sale, marketing, manufacture or importation of the Alvotech Biosimilar Product by Alvotech and its Sublicensees are reasonable and necessary to protect the respective legitimate interests of AbbVie and Alvotech, and that in the event of a breach or threatened breach of those restrictions or other terms or conditions by either Party or Sublicensees, the other Party shall have the right to seek from any court of competent jurisdiction injunctive relief, whether temporary, preliminary, or permanent, and specific performance, which rights shall be cumulative and in addition to any other rights or remedies to which such Party may be entitled in law or equity. [***] Nothing in this Section 7.1 is intended, or shall be construed, to limit the Parties’ rights to equitable relief or any other remedy for a breach of any provision of this Agreement. [***]

7.2 Confidentiality. Except as set forth below in Section 7.3, the Parties shall keep the terms of this Agreement and the underlying settlement confidential using at least the level of care they use for their own proprietary information, and shall not disclose the terms of this Agreement to any Third Party (other than the Parties’ respective financial advisors, legal advisors, and insurers, or in connection with a potential or actual sublicense pursuant to Section 9.2 or 9.3 or in connection with a potential or actual assignment pursuant to Section 9.5, in each such case subject to appropriate confidentiality protections).

7.3 Exceptions to Confidentiality. Notwithstanding Section 7.2, a Party may upon the execution of this Agreement and without prior written consent, publicly disclose: (a) that the Parties have settled the BPCIA Litigation, the 7th Circuit Appeal and the ITC Action, that this Agreement exists, and that the Agreement includes the license set forth in Section 5.1; (b) the information contained in Sections 1.48, 4.2 and 6.1; (c) any information required to be so disclosed by a court, governmental agency, or other regulatory authority; and (d) any information that is, in the opinion of the disclosing Party’s counsel, required by law or the rules of a stock exchange on which the securities of the disclosing Party are listed (including, without limitation, Alvotech’s listing process); provided, however, that in the event that a disclosure under Section 7.3(c) or 7.3(d) is made, the disclosing Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable so as to provide reasonable notice and an opportunity to provide comments. A Party receiving a request, subpoena, or order for the disclosure of the terms or conditions of this Agreement shall notify the other Party as soon as practicable and, if at all possible, in sufficient time to allow the other Party to oppose disclosure or seek an appropriate protective order. Alvotech further agrees that to the extent this agreement needs to be disclosed to the U.S. Securities and Exchange Commission by Alvotech, Alvotech will seek confidential treatment for this Agreement to the extent reasonable under SEC rules and regulations.

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7.4 Press Release: Prior to releasing any press release that references this Agreement, the Party issuing the press release shall provide the draft press release to the other Party for review and consent, not to be unreasonably withheld.

7.5 Legal Compliance

(a) Within 10 days following the Effective Date, the Parties shall each file or cause to be filed with the U.S. Federal Trade Commission, Bureau of Competition (“FTC”) and Antitrust Division of the U.S. Department of Justice (“DOJ”) this Agreement and any notifications to be filed pursuant to section 1112 of the Medicare Prescription Drug Improvement, and Modernization Act of 2003, Pub. L. No. 108-173 (the “MMA”), as amended by section 3 of the Patient Right to Know Drug Prices Act, Pub. L. No. 115-263, and any other applicable law. The Parties agree that if the FTC or the DOJ raises objections as to any of the provisions of the Agreement, the Parties will use all commercially reasonable efforts to: (i) respond promptly and in good faith to any requests for additional information made by either of such agencies; (ii) coordinate any necessary joint presentation; and (iii) if possible amend the Agreement to address any such objections in a way that keeps the economics the same and is consistent with the Parties’ intent.

(b) Each Party reserves the right to communicate with the FTC or DOJ regarding such filings as it believes appropriate. Each Party shall keep the other Party reasonably informed of such communications and, subject to Sections 7.2 and 7.3 above shall not disclose any confidential information of any other Party without such other Party’s consent, which shall not be unreasonably withheld or delayed.

ARTICLE 8: REPRESENTATIONS AND WARRANTIES

8.1 Representations and Warranties. Each Party represents, warrants, and covenants to the other Parties that as of the Effective Date:

(a) it has the corporate power and authority to enter into this Agreement and to perform its obligations and bind itself and its Sublicensees to perform their obligations hereunder, and that the persons executing this Agreement on behalf of each of the Parties are authorized to do so;

(b) the execution and delivery of this Agreement and the performance of the transactions contemplated hereunder have been duly authorized by all necessary corporate actions of the Party;

(c) this Agreement has been duly executed and delivered by it and is a binding obligation of it, enforceable against it and its Sublicensees in accordance with its terms; and

(d) the execution and delivery of this Agreement and the performance by the Party or its Sublicensees of any of its obligations hereunder do not and will not conflict with (i) any judgment of any court or governmental body applicable to the Party or its respective properties, or (ii) any other agreements to which it may be a party, or (iii) to the Party’s knowledge, any statute, decree, order, rule or regulation of any court or governmental agency or body applicable to the Party or its properties.

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8.2 Additional AbbVie Representations and Warranties.

(a) AbbVie further represents and warrants that it has the necessary rights, title, interest, and authority to grant Alvotech the license to the Licensed Humira Patents contained herein.

(b) [***].

(c) [***].

8.3 Additional Alvotech Representations and Warranties.

(a) [***].

(b) As of the Effective Date, Alvotech represents and warrants that it has filed Biologics License Applications Nos. 761205 and 761299.

(c) [***].

(d) [***].

8.4 Limitations. Except as expressly provided in this Agreement, neither Party makes any representations or warranties, express or implied, either in fact or by operation of applicable law. Specifically, AbbVie makes no representation that, as of the License Entry Date, Alvotech or its Sublicensees will be able to launch the Alvotech Biosimilar Product. The Parties herein acknowledge that the ability of Alvotech or its Sublicensees to launch the Alvotech Biosimilar Product may be limited by (a) the FDA’s failure to finally approve, or revocation of approval of, the Alvotech Biosimilar Product; (b) the inability of Alvotech or its Sublicensees to manufacture, package, and otherwise prepare a sufficient amount of the Alvotech Biosimilar Product by the License Entry Date; or (c) other situations not currently within the Parties’ contemplation. Without limiting any other provision of this Agreement, AbbVie therefore makes no warranty and no representation with respect to the actual date that the Alvotech Biosimilar Product will be available for sale.

ARTICLE 9: SCOPE OF THE PARTIES’ AGREEMENT

9.1 Right to Prosecute Licensed Humira Patents. AbbVie shall have the sole right to prosecute, maintain, enforce, and defend any of the Licensed Humira Patents.

9.2 Sublicensing to Teva as a Commercialization Partner.

(a) Alvotech may sublicense its rights under both Section 5.1 and 5.3 of this Agreement to Teva.

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(b) Teva has agreed to be bound by the terms and conditions of this Agreement and will execute an undertaking memorializing its agreement to the terms and conditions of this Agreement substantially in the form of Exhibit F. Teva’s sublicense is conditional on its undertaking to be bound by each and every term of this Agreement that binds Alvotech, its undertaking that AbbVie is an intended third party beneficiary of its sublicense from Alvotech of the rights in this Agreement, and its undertaking that AbbVie will have the right to enforce the terms of the sublicense in addition to the terms of this Agreement to which Teva agrees it is bound, including the right to terminate the sublicense pursuant to Section 10.1 of this Agreement.

(c) In order for Teva to have any rights as a sublicensee under this Agreement, Alvotech or Teva must provide AbbVie with a copy of the executed version of the undertaking set out in Exhibit F.

9.3 Sublicensing to a Sublicensee other that Teva.

(a) Subject to written approval from AbbVie as set out in Section 9.3(c), Alvotech may sublicense the license grants in Section 5.3 to up to [***] contract manufacturers solely for the purpose of having the Alvotech Biosimilar Product made, imported, or stored for sale in the Territory beginning [***] before the License Entry Date.

(b) Subject to written approval from AbbVie as set out in Section 9.3(c), Alvotech may sublicense the license grants in Section 5.1 to a Commercialization Partner other than Teva to import, use, distribute, have distributed, sell and offer for sale the Alvotech Biosimilar Product in the Territory.

(c) AbbVie will respond to any request for approval pursuant to Section 9.3(a) or 9.3(b) within [***]. AbbVie will not withhold approval for a sublicense under this Section 9 if the sublicense meets all of the following conditions: [***].

(d) In order for a Sublicensee to have any rights under this agreement, Alvotech must provide AbbVie with a copy of the executed sublicense redacted as reasonably appropriate with respect to subject matter not applicable to this Agreement.

9.4 Reservation of Rights. All rights not expressly granted to Alvotech in this Agreement are reserved to AbbVie, and no other license or rights under the Licensed Humira Patents or any other intellectual property of AbbVie is granted or intended to be granted under this Agreement, either expressly, by implication, estoppel, or otherwise.

9.5 No Assignment. This Agreement and the rights herein shall not be assigned by any Party without the written consent of all Parties, which consent shall not be unreasonably withheld, delayed or conditioned, except that each Party may upon notice to the other Party but without obtaining the consent of the other Party, assign or sublicense any or all of its rights and obligations under this Agreement to any one or more of its Affiliates or assign to any successor in interest to such Party’s or assignee’s business relating to this Agreement in connection with a merger, reorganization, change of control, or sale of all or substantially all of its assets relating to this Agreement. Any purported assignment or transfer in violation of the foregoing shall be null and void ab initio and of no force or effect. In the event of a permitted assignment, this Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns.

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ARTICLE 10: GENERAL PROVISIONS

10.1 Termination.

(a) If Alvotech or its Sublicensees or its Sublicensees’ Affiliates breach any obligation or restriction under Section 5.2, AbbVie will provide written notice of such breach (if known to AbbVie) and Alvotech will have [***] from written notice by AbbVie in which to cure said breach. Notwithstanding the cure period, AbbVie will be entitled to bring an action at any time before, on, or after expiration of the [***] cure period to enforce the terms of Section 5.2 of this Agreement and to seek any relief to which it is entitled, including, but not limited to, injunctive relief, whether temporary, preliminary, or permanent, and specific performance, which relief shall be cumulative and in addition to any other rights or remedies to which AbbVie may be entitled in law or equity. [***]. If Alvotech fails to cure within [***] from written notice by AbbVie, AbbVie may also terminate this Agreement and all licenses granted under this Agreement by AbbVie and the Parties’ rights and obligations under Sections 3 and 5 of this Agreement shall terminate immediately upon written notice from AbbVie to Alvotech of such termination.

(b) If Alvotech or its Sublicensees or its Sublicensees’ Affiliates breaches any of its obligations and restrictions under Sections 3, 4, 5.4, 5.7, 5.8, 5.9, 7.2, 8.1, 8.3, 9.2, 9.3 or 9.5, AbbVie will provide written notice of such breach (if known to AbbVie) and Alvotech will have [***] from written notice by AbbVie in which to cure said breach. If Alvotech fails to cure within [***], AbbVie may terminate this Agreement and all licenses granted under this Agreement by AbbVie and the Parties’ rights and obligations under Sections 3 and 5 of this Agreement shall terminate upon written notice from AbbVie to Alvotech of such termination.

(c) In addition, if Alvotech or its Sublicensees [***] challenge the patentability, validity, or enforceability, or assert the noninfringement of any of the Licensed Humira Patents or any claims thereof; [***] in the Territory, this Agreement and all licenses granted under this Agreement by AbbVie and the Parties’ rights and obligations under Sections 3 and 5 of this Agreement shall terminate upon written notice from AbbVie to Alvotech of such termination. [***]

(d) [***]

(e) If AbbVie breaches any of its obligations and restrictions under Sections 3, 4.3, 5.1, 5.3, 5.5 and 7.2, Alvotech will provide written notice of the breach (if known to Alvotech) and AbbVie will have [***] from receipt of written notice by Alvotech in which to cure said breach. If AbbVie fails to cure within [***], Alvotech may terminate this Agreement and all licenses granted under this Agreement and the Parties’ rights and obligations under Sections 3 and 5 of this Agreement shall terminate upon written notice from Alvotech to AbbVie of such termination.

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10.2 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws principles that would result in the application of the laws of any other jurisdiction. The Parties hereby consent to the exclusive jurisdiction of the courts located in the State of Illinois in connection with any dispute arising out of or relating to this Agreement and expressly waive any objections or defenses based on lack of personal jurisdiction or venue.

10.3 Severability. If a court of competent jurisdiction holds any provision of this Agreement to be illegal, unenforceable, or invalid, in whole or in part for any reason: (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intent of the Parties as near as possible, and (b) the Parties agree to use their commercially reasonable efforts to negotiate a provision, in replacement of the provision held illegal, unenforceable, or invalid, that is consistent with applicable law and accomplishes, as nearly as possible, the original intention of the Parties with respect thereto and without materially changing the economic value of the transactions contemplated hereby.

10.4 Entire Agreement. This Agreement and any exhibits, appendices, and attachments to this Agreement, constitute the final, complete, and exclusive statement of the terms of the agreement among the Parties pertaining to the subject matter of this Agreement and supersedes all prior and contemporaneous understandings or agreements of the Parties (other than those referenced in this Agreement). No Party has been induced to enter into this Agreement by, nor is any Party relying on, any representation or warranty outside those expressly set forth in this Agreement.

10.5 Amendment. No terms or conditions of this Agreement will be varied or modified by any prior or subsequent statement, conduct or act of any Party, except that the Parties may supplement, amend, or modify this Agreement by a subsequent written agreement executed by the Parties through their authorized representatives.

10.6 No Joint Venture. In making and performing this Agreement, AbbVie, on the one hand, and Alvotech, on the other, are acting, and intend to be treated, as independent entities and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, joint venture, or employer and employee relationship among AbbVie and Alvotech. Except as otherwise provided herein, AbbVie and Alvotech may not make any representation, warranty, or commitment, whether express or implied, on behalf of or incur any charges or expenses for or in the name of each other. AbbVie and Alvotech shall not be liable for each other’s acts unless such act is expressly authorized in writing.

10.7 Waiver. No waiver of a breach, failure of any condition, or any right or remedy contained in or granted by the provisions of this Agreement will be effective unless it is in writing and signed by the Party waiving the breach, failure, right, or remedy. No waiver of any breach, failure, right, or remedy will be deemed a waiver of any other breach, failure, right, or remedy, whether or not similar, nor will any waiver constitute a continuing waiver unless the writing so specifies.

10.8 Interpretation. Each Party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not apply in interpreting this Agreement. References to any law, rule or regulation in this Agreement include all replacements, successors, amendments, and supplements thereto. The term “including” means “including, without limitation,” and “herein”, “hereof’, and “hereunder” refer to this Agreement as a whole.

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10.9 Counterparts and Electronic Signature. This Agreement may be executed in any number of counterparts, and each counterpart will be deemed an original instrument, but all counterparts together will constitute but one agreement. This Agreement may be executed by electronic signatures and such electronic signatures shall be deemed to bind each Party as if they were original signatures.

10.10 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not in any way affect the meaning or interpretation of this Agreement.

10.11 Survival. Subject to Section 10.1 above, the provisions in Sections 7, 8, 9 and 10 of this Agreement (and any other provisions of this Agreement that by their express terms survive) shall survive the expiration or termination of this Agreement in accordance with their terms.

10.12 Third Party Beneficiaries. Except as expressly provided herein, nothing in this Agreement, either express or implied, is intended to or shall confer upon any Third Party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10.13 Notices.

(a) All notices, requests, demands, or other communications under this Agreement will be in writing. All notices shall be made by personal delivery, reputable overnight express courier (e.g., Federal Express/Airborne/United Parcel Service/DHL Worldwide), or by United States Registered or Certified Mail, charges prepaid or charged to the sender’s account, in which case notice is effective on delivery.

(b) Addresses for purpose of giving notice are as follows:

If to AbbVie:

Attention: Laura Schumacher

Executive Vice President, Secretary and General Counsel and

Attention: Johanna Corbin, Vice President, Intellectual Property and Strategy

1 N. Waukegan Road, Building AP-34

North Chicago, IL 60064

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If to Alvotech:

Attention: Tanya Zharov, Deputy CEO and

Attention: Philip Caramanica, Chief IP Counsel & Deputy General Counsel

Saemundargata 15-19

102 Reykjavik, Iceland

10.14 Evidence. This Agreement and all of the terms herein constitute compromises and offers to compromise covered by Federal Rule of Evidence 408. Nothing in this Agreement may be used as evidence in any action or proceeding between the Parties hereto, except in connection with any action or proceeding relating to enforcement of this Agreement.

[remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Agreement as of the Effective Date.

AbbVie Inc.	Alvotech hf.

By: /s/ Scott T. Reents	By:
Name: Scott T. Reents	Name:
Title: Treasurer	Title:

Date: March 8, 2022	Date:

AbbVie Biotechnology Ltd

By: /s/ Scott T Reents
Name: Scott T. Reents
Title: Director

Date: March 8, 2022

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IN WITNESS WHEREOF, the Parties, through their authorized officers, have executed this Agreement as of the Effective Date.

AbbVie Inc.	Alvotech hf.

By:	By: /s/ Robert Wessman
Name:	Name: Robert Wessman
Title:	Title: Chairman

Date:	Date: March 7, 2022

AbbVie Biotechnology Ltd

By:
Name:
Title:

Date:

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Exhibit A – BPCIA Litigation Patents

6,805,686	8,231,876	8,420,081	8,663,945
8,708,968	8,715,664	8,808,700	8,883,156
8,889,136	8,895,009	8,906,372	8,906,373
8,906,646	8,911,737	8,911,964	8,916,153
8,926,975	8,961,973	8,961,974	8,974,790
8,986,693	8,992,926	8,999,337	9,061,005
9,062,106	9,067,992	9,085,618	9,085,619
9,085,620	9,090,688	9,090,689	9,090,867
9,096,666	9,102,723	9,150,645	9,181,337
9,181,572	9,187,559	9,234,032	9,266,949
9,273,132	9,284,370	9,284,371	9,290,568
9,315,574	9,328,165	9,334,319	9,339,610
9,346,879	9,359,434	9,499,614	9,499,616
9,505,834	9,512,216	9,522,953	9,546,212
9,550,826	9,624,295	9,669,093	9,683,033
9,708,400	9,957,318	9,913,902	11,083,782
11,167,030	11,191,834

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Exhibit B and C to be inserted

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Exhibit B – BPCIA (l)(6) Case

Case: 1:21-cv-02258 Document #: 1 Filed: 04/27/21 Page 1 of 34 PageID #:1

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

ABBVIE INC. and ABBVIE BIOTECHNOLOGY LTD Plaintiffs, v. ALVOTECH HF. Defendant.	Civil Action No. 1:21-cv-2258

COMPLAINT

INTRODUCTION

1. AbbVie’s scientists and clinicians invested decades developing the groundbreaking drug HUMIRA®—the first fully human antibody ever approved by the U.S. Food and Drug Administration (“FDA”)—and expanding its use into a variety of diseases and patient populations, as well as launching a new formulation that lessens pain upon injection. Over one million patients have benefited from AbbVie’s pioneering work, which also has produced a robust portfolio of patents and trade secret manufacturing processes.

2. Numerous biosimilar companies—now including Defendant Alvotech hf. (“Alvotech” or “Defendant”)—have taken note of AbbVie’s success as well, attempting to make copycat versions of HUMIRA®.

3. The Biosimilar Price Competition and Innovation Act of 2009 (“BPCIA”) established an abbreviated process by which such biosimilar applicants could seek FDA approval. But while the BPCIA gives would-be biosimilar makers like Alvotech a regulatory pathway for their biosimilar versions of HUMIRA®, it does not give Alvotech license to infringe AbbVie’s patents. And it certainly did not permit Alvotech to steal AbbVie’s trade secret manufacturing processes, which is the subject of related case AbbVie Inc. v. Alvotech hf., Civ. No. 1:21-cv-01530 (N.D. Ill. Mar. 19, 2021) (Leinenweber, J.).

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4. AbbVie’s HUMIRA® patent portfolio is notable for its proven quality. Numerous biosimilar makers have previously filed a total of 20 inter partes review (“IPR”) petitions challenging 14 of AbbVie’s patents at the Patent Trial and Appeal Board (“PTAB”) of the United States Patent and Trademark Office (“USPTO”). Despite the lower burden of proof compared to district court proceedings (a preponderance of the evidence rather than clear and convincing evidence, and at the time a broad claim construction standard) and the high invalidation rate in IPRs, AbbVie prevailed on nine of its patents in 13 IPRs, with challenges to two more patents withdrawn. Ultimately, each of the prior biosimilar applicants recognized the strength of the portfolio and sought licenses with AbbVie. Biosimilars to HUMIRA® will enter the U.S. market in 2023.

5. Of particular relevance, the PTAB has already rejected four petitions challenging the validity of one of the AbbVie patents at issue in this proceeding (namely U.S. Patent No. 9,085,619, directed to buffer-free formulations of adalimumab: the active ingredient of HUMIRA®). The PTAB similarly rejected a petition challenging the validity of a related family member of another AbbVie patent at issue, U.S. Patent No. 8,961,973, directed to induction dosing to treat Crohn’s disease.

6. In late 2020, Alvotech sought FDA approval to launch its own biosimilar of HUMIRA®, and it contends that AbbVie’s patents are invalid, not infringed, and unenforceable.

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7. HUMIRA® belongs to a category of drugs known as biologics. Biologics are complex proteins manufactured in living cells rather than by chemical synthesis. These are critically important drugs that are difficult to develop, manufacture, formulate, and administer. In bringing HUMIRA® from the laboratory to patients, AbbVie operated in uncharted territory. In 1996, AbbVie invented the antibody in HUMIRA®. But that was only the first step. Since then, over more than two decades, AbbVie has invested hundreds of millions of dollars in continuing research and innovation.

8. AbbVie’s investment in HUMIRA® development includes over 100 clinical trials and has resulted in FDA approval for the treatment of thirteen different disease conditions, including rheumatoid arthritis, ankylosing spondylitis, psoriatic arthritis, psoriasis, Crohn’s disease (adult and pediatric), ulcerative colitis (adult and pediatric), hidradenitis suppurativa (adult and pediatric), uveitis (adult and pediatric), and juvenile idiopathic arthritis. AbbVie has continued to dedicate substantial resources to an extensive clinical trial program, including research specifically to benefit children. For example, in February of this year, AbbVie received FDA approval to treat pediatric patients living with moderately to severely active ulcerative colitis, making HUMIRA® the first and only subcutaneous biologic treatment option for pediatric patients five years and older with this condition. Alvotech seeks to copy, and profit from, the results of AbbVie’s clinical development.

9. AbbVie also has continued to improve and develop the HUMIRA® product itself. First, AbbVie invested in and created a subcutaneous, high concentration, liquid formulation of the HUMIRA® antibody. Before AbbVie’s launch of HUMIRA®, patients had to go to the hospital to receive their medicine intravenously, or mix batches of their medicine at home (difficult for patients with inflamed joints) and inject themselves twice a week. As a result of AbbVie’s dedication, innovation, and investment, patients were able to inject the medicine at home using pre-filled syringes or automatic injection devices, and take fewer injections. The added convenience and precision improved patients’ lives and increased compliance, all without sacrificing HUMIRA®’s outstanding efficacy.

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10. But AbbVie did not stop there. Through continuing investment into formulation research, AbbVie developed a new, higher-concentration (100 mg/mL), citrate-free formulation with reduced pain upon injection. AbbVie’s inventive new formulation leverages the surprising inventions patented by AbbVie researchers, namely that the active ingredient, adalimumab, can be formulated at high concentrations without a buffer, while maintaining solubility and stability—including during long-term storage or other processing steps. It is this latest innovative formulation that Alvotech seeks to copy. Alvotech’s founder and Chairman—Robert Wessman—explained earlier this year how Alvotech monitored and sought to replicate AbbVie’s advances, switching gears from a 50 mg/mL concentration copy of adalimumab to a 100 mg/mL high-concentration version as soon as Alvotech “heard that AbbVie was getting ready to launch 100mg.” Wallace, David, “Celltrion Wins Global First Approval For High-Concentration Humira Biosimilar,” Generics Bulletin (Feb. 15, 2021), attached as Exhibit 1 (“We were actually active in developing 50mg three or four years back,” Wessman noted, but “when we heard that AbbVie was getting ready to launch 100mg we stopped that and started to focus only on 100mg. We did not even consider 50mg any more.”).

11. AbbVie has also spent many years developing and improving the complex manufacturing processes for HUMIRA® and its active ingredient, adalimumab. Again, unlike traditional drugs, HUMIRA® is a complex biologic created in living organisms. So even minor changes to the manufacturing process can impact the drug’s stability, purity, and efficacy. AbbVie obtained patents, as well as trade secrets, covering innovations in manufacturing.

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12. Alvotech seeks not only to copy and to profit from the results of AbbVie’s innovative manufacturing work, but also has shown a willingness to take improper shortcuts in doing so. On March 19, 2021, AbbVie filed suit against Alvotech for theft of trade secrets related to the commercial manufacturing process for HUMIRA®, crucial to launching a new manufacturing facility. AbbVie Inc. v. Alvotech hf., Civ. No. 1:21-cv-01530, Dkt. 1 at ¶¶ 3, 5, 28, 30 (N.D. Ill. Mar. 19, 2021). Manufacturing a biologic drug—particularly on a commercial scale—requires complex and finely tuned manufacturing techniques that are distinct from the manufacturing, formulation, and indication inventions in AbbVie’s patent portfolio. AbbVie invested substantial time and expertise to develop, scale, and fine-tune its proprietary high-volume manufacturing processes, and carefully guards this trade secret information—including sharing it with its employees only on a need-to-know basis.

13. Instead of investing the necessary time and resources to develop its own manufacturing process for its copycat version of HUMIRA®, Alvotech surreptitiously acquired AbbVie’s confidential and proprietary trade secrets, including by hiring at least one such employee: Rongzan Ho, a Team Leader for upstream manufacturing at AbbVie, who circumvented AbbVie’s security protocols to email himself AbbVie manufacturing trade secrets before leaving to join Alvotech in the very same role. Id. at ¶¶ 3, 40, 58, 63. Just before leaving AbbVie, for Alvotech’s benefit and at its direction, Mr. Ho transmitted AbbVie’s confidential and proprietary trade secret information—including voluminous Excel spreadsheets full of sensitive manufacturing data—to his personal email account. Id. at ¶¶ 54-64. These confidential materials contained detailed and closely guarded information concerning AbbVie’s upstream manufacturing process for HUMIRA® which AbbVie had developed over decades of research. Id. Alvotech then installed Mr. Ho in the very same role, supervising upstream manufacturing of the exact same product: AVT02, Alvotech’s copy of HUMIRA®, for the purpose of using and benefitting from Mr. Ho’s intimate knowledge of AbbVie’s trade secrets. Id. at ¶¶ 54-64, 89.

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14. Alvotech has also shown it is unwilling to follow the law in connection with this case. Under the BPCIA, 42 U.S.C. § 262(l) outlines a framework for the would-be biosimilar maker (here, Alvotech) and reference product sponsor (here, AbbVie) to resolve patent disputes. Specifically, the BPCIA sets forth requirements for exchange of information between the parties: under the statute, Alvotech must provide not only its abbreviated Biologics License Application (aBLA), but also its manufacturing information to AbbVie. See 42 U.S.C. § 262(l)(2)(A) (applicant shall provide “such other information that describes the process or processes used to manufacture the biological product that is the subject of such application”). Despite multiple requests, Alvotech has failed to fulfill its obligations and disclose necessary manufacturing information for its biosimilar product. Instead of properly investigating its own records, Alvotech in many instances provided incomplete information, hedging its disclosures about its own product and processes with statements like “upon information and belief” and “as will be confirmed through further discovery.”

15. The BPCIA provides a mechanism for AbbVie to litigate its patents before Alvotech actually launches its biosimilar product. Through this process, AbbVie identified 62 patents that would be infringed by Alvotech’s biosimilar product. Yet this lawsuit involves only four of those 62 patents. This is because Alvotech selected just those four patents for this first phase of litigation, despite the fact that BPCIA specifically allows the biosimilar company to select all patents identified by the innovator, or as many as it would like to litigate. AbbVie expressly and

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clearly explained that litigating just those four patents would not resolve Alvotech’s patent issues—but Alvotech did not change course, nor did it propose including additional patents in this litigation. As AbbVie explained, if and when Alvotech provides its 180-day Notice of Commercial Marketing, and as circumstances otherwise warrant, AbbVie will have the opportunity to assert the remaining patents. Therefore, this is merely the first round of litigation between the parties, and (by Alvotech’s choice) there will necessarily be a second phase of litigation to adjudicate the rest of AbbVie’s substantial patent rights relating to HUMIRA®.

16. AbbVie brings this suit to prevent Alvotech from infringing the four patents identified in this Complaint. AbbVie also reserves its rights to seek preliminary injunctive relief in this action and to assert the remaining patents in a second phase, if and when Alvotech provides a Notice of Commercial Marketing, or as circumstances otherwise warrant.

NATURE OF THE ACTION

17. AbbVie Inc. and AbbVie Biotechnology Ltd (“ABL,” collectively referred to as “AbbVie” or “Plaintiffs”) for their Complaint against Alvotech further allege as follows:

18. This is a civil action for patent infringement arising under the patent laws of the United States, 35 U.S.C. §§ 1, et seq., including 35 U.S.C. § 271(e)(2)(C).

19. This lawsuit results from Alvotech’s infringement of AbbVie patents that concern AbbVie’s groundbreaking drug, HUMIRA®.

20. AbbVie Inc. is the holder of Biologic License Application (“BLA”) No. 125057 for HUMIRA®, whose active pharmaceutical ingredient is the antibody, adalimumab.

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21. In 1996, after many years of intense research, AbbVie’s predecessor first created adalimumab. Adalimumab, a biologic, is a fully human, high-affinity, and neutralizing therapeutic antibody against human TNF-α, a protein made by the human body as part of the body’s immune response. The mechanisms by which TNF-α affects the body are complex and not completely understood (even today). Inventing the adalimumab antibody itself, however, was only the first step in a long process. Following the isolation and characterization of adalimumab, AbbVie and its predecessor Abbott Laboratories spent more than two decades and hundreds of millions of dollars on scientific studies and clinical trials to determine how to use HUMIRA® to treat patients for different diseases, how to formulate HUMIRA® for easier administration, how to improve and further develop the formulation, and how to manufacture HUMIRA®. AbbVie’s scientific and clinical investments in HUMIRA® continue to this day—leading, for example, to the February 2021 approval of HUMIRA® to treat pediatric patients living with moderately to severely active ulcerative colitis.

22. AbbVie’s innovative work has been recognized by the medical and scientific community. For example, in 2007, HUMIRA® was awarded the Galien Prize, perhaps the most prestigious honor in the pharmaceutical and biotechnology world.

23. More importantly, AbbVie’s work has benefited patients immensely. Children have gone from wheelchairs to playgrounds, and adults have gone from bed to work. AbbVie is very proud of the fact that HUMIRA® has improved the lives of more than one million patients to date.

24. Although Alvotech had the option of litigating all (or any subset) of the patents identified by AbbVie during the exchanges required under the BPCIA, Alvotech chose instead to limit this lawsuit to only four of AbbVie’s 62 identified patents. But while Alvotech can delay justice, it cannot prevent it: pursuant to the BPCIA, AbbVie can seek additional relief, including an injunction, on the remaining patents when Alvotech files a Notice of Commercial Marketing, which it must do at least 180 days prior to launching its biosimilar product.

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PARTIES

25. Plaintiff AbbVie Inc. is a corporation organized and existing under the laws of Delaware with its corporate headquarters at 1 North Waukegan Road, North Chicago, Illinois 60064. AbbVie Inc. employs thousands of people in Illinois—including named inventors of the four patents in suit—and is engaged in the development, sale, and distribution of a broad range of pharmaceutical and biologic drugs, including HUMIRA®. HUMIRA® was developed under the leadership of AbbVie’s management in Illinois.

26. Plaintiff ABL is a corporation organized and existing under the laws of Bermuda, with a place of business at Clarendon House, 2 Church Street, Hamilton HM1l, Bermuda. Through intermediate organizations, Plaintiff AbbVie Inc. owns Plaintiff ABL.

27. On information and belief, Defendant Alvotech is a company organized and existing under the laws of Iceland, with its principal place of business at Sæmundargata 15-19, 101 Reykjavík, Iceland.

28. Alvotech is in the business of developing, manufacturing, marketing, and selling biologic drugs, including the proposed biosimilar version of AbbVie’s HUMIRA® (adalimumab) product, AVT02. Alvotech has taken steps to enable these drugs to be distributed and sold in the State of Illinois, including in this District, and throughout the United States.

JURISDICTION AND VENUE

29. This is an action for patent infringement under the Patent Laws of the United States, Title 35, United States Code. This Court has subject matter jurisdiction pursuant to 28 U.S.C. §§ 1331 and 1338(a).

30. This Court has personal jurisdiction over Alvotech for at least the reasons set forth below.

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31. Alvotech has purposefully directed activities at residents of Illinois and this District, and this action arises out of and relates to those activities. For example, Alvotech has taken the costly, significant step of submitting Alvotech’s abbreviated Biologics License Application (“Alvotech’s aBLA”) to the FDA seeking approval to engage in the commercial manufacture, use, sale, and/or distribution of the Alvotech aBLA Product in Illinois, including in this District, and Alvotech will do so upon approval of its aBLA. The submission of Alvotech’s aBLA is therefore tightly tied, both in purpose and planned effect, to the deliberate making of sales of Alvotech’s aBLA Product in Illinois, including in this District, and reliably indicates that Alvotech’s aBLA Product will be marketed in Illinois, including in this District. Furthermore, Alvotech sent Alvotech’s aBLA to AbbVie Inc. at its corporate headquarters in North Chicago, Illinois.

32. Alvotech prepared and submitted Alvotech’s aBLA and intends to directly benefit from the sale of the Alvotech aBLA product. Prior to the submission of Alvotech’s aBLA (and prior to the formation of its wholly-owned U.S. subsidiary, Alvotech USA, Inc. (“Alvotech USA”), Alvotech met with the FDA regarding Alvotech’s AVT02. Alvotech prepared, created, approved, and/or assembled documentation in support of Alvotech’s aBLA. Alvotech then directed Alvotech USA to act as its agent between the FDA and Alvotech during the regulatory process.

33. Alvotech USA is the “wholly-owned, regulatory affairs, governmental policy and legal subsidiary” of Alvotech. See Office Locations, Alvotech, “Our Locations,” https://www.alvotech.com/company/office-locations (last visited April 6, 2021), attached as Exhibit 2. On information and belief, Alvotech USA is a small company that is not involved with drug development, manufacturing, or sales. On information and belief, Alvotech USA only has one office with a few thousand square feet on part of one floor of an office building, and has fewer than 15 employees—none of whom are manufacturing, sales, or marketing employees, but rather work in legal or regulatory positions.

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34. Alvotech, not Alvotech USA, created and prepared the information in the aBLA. Indeed, at least one clinical trial for AVT02 began before Alvotech USA even came into existence, and Alvotech communicated and/or met with the FDA before beginning that trial. Compare ClinicalTrials.gov, “Comparative Safety, Tolerability, Pharmacokinetic Study of AVT02 (100MG/ML) and Humira (100MG/ML) in Healthy Volunteers (ALVOPAD),” https://clinicaltrials.gov/ct2/show/NCT03579823?term=AVT02&draw=2&rank=1 (last visited Mar. 10, 2021), attached as Exhibit 3 (study start date—May 21, 2018) with Exhibit 4 (Alvotech USA incorporated on January 11, 2019). Alvotech has also stated that its aBLA “filings were based on the results of a comprehensive development program and data package comprising of a totality of evidence demonstrating a high degree of similarity of AVT02 compared to its reference product.” See Press Release, Alvotech, “Alvotech announces that the U.S. FDA and EMA have accepted regulatory submissions for AVT02, a proposed biosimilar to Humira® (adalimumab),” Nov. 19, 2020, https://www.alvotech.com/newsroom/alvotech-announces-that-the-u.s.-fda-and-ema-have-accepted, attached hereto as Exhibit 5.

35. To support its aBLA, Alvotech submitted data generated by clinical trials to the FDA. See 42 U.S.C. § 262(k)(2)(A)(i)(I)(cc) (“An application . . . shall include information demonstrating that — the biologic product is a biosimilar to a reference product based upon data derived from . . . a clinical study or studies . . . that are sufficient demonstrate safety, purity, and potency in 1 or more appropriate conditions of use for which the reference product is licensed and intended to be used and for which licensure is sought for the biological product.”); see also 21 C.F.R. § 601.2(a) (“To obtain a biologics license . . . the manufacturer . . . shall submit data

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derived from . . . clinical studies which demonstrate that the manufactured product meets prescribed requirements of safety, purity, and potency . . . .”). For example, Alvotech has and is currently sponsoring, directing, and/or authorizing at least six clinical trials of the Alvotech aBLA Product. Clinical trials for the Alvotech aBLA Product began at least as early as May 21, 2018 and Alvotech manufactured the Alvotech aBLA Product lots that were used in the clinical trials and described in the aBLA. See Exhibit 3.

36. Additionally, Alvotech publicized its Phase I and Phase III clinical trials comparing the Alvotech aBLA Product to HUMIRA®. See Press Release, Alvotech, “Alvotech announces positive top-line results for two comparative studies for AVT02, a proposed biosimilar to HUMIRA® (adalimumab),” May 12, 2020, https://www.alvotech.com/newsroom/alvotech-announces-positive-top-line-results-for-two-comparative-studies-

for-avt02-a-proposed-biosimilar-to-humira-adalimumab, attached hereto as Exhibit 6. Alvotech specifically stated that “Alvotech is developing [the Alvotech aBLA Product] as a proposed biosimilar to HUMIRA® (adalimumab) with high concentration (100 mg/mL) dosage forms.” Id.

37. On information and belief, Alvotech will financially benefit in a significant manner from the approval of Alvotech’s aBLA, since Alvotech will engage in the commercial manufacture and supply of the Alvotech aBLA Product in Illinois, including this District. For example, Alvotech and Teva entered into an “exclusive strategic partnership for the commercialization in the U.S.” of the Alvotech aBLA Product and Alvotech will share in profits from sales in the U.S. Press Release, Alvotech, “Alvotech and Teva announce strategic partnership to collaborate in the U.S. biosimilar market,” Aug. 5, 2020, https://www.alvotech.com/newsroom/alvotech-and-teva-announce-strategic-partnership-to, attached as Exhibit 7; see also Exhibit 5 (stating that the Alvotech aBLA Product is one of the biosimilar product candidates part of the Alvotech-Teva strategic partnership). Under the “partnership agreement,” Alvotech “will be responsible for the development, registration and supply of the [AVT02], while Teva will be exclusively commercializing [AVT02] in the U.S.” Exhibit 7; see also Exhibit 5.

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38. On information and belief, if Alvotech’s aBLA is approved, the Alvotech aBLA Product will be administered to patients in Illinois, and within this District. These activities, as well as Alvotech’s manufacturing, marketing, selling, and/or distributing of the Alvotech aBLA Product, will have a substantial effect within Illinois, and within this District, and will constitute infringement of U.S. Patent Nos. 8,420,081, 8,926,975, 8,961,973, and 9,085,619, in the event that the Alvotech aBLA Product is approved before any of these patents expire.

39. For the reasons described above, among others, the submission of Alvotech’s aBLA was suit-related conduct with a substantial connection to Illinois and this District, the exercise of personal jurisdiction over Alvotech does not offend traditional notions of fair play and substantial justice, and this Court may properly exercise personal jurisdiction over Alvotech.

D. Venue

40. Venue lies in this District pursuant to 28 U.S.C. § 1391, including because, inter alia, Alvotech is a foreign entity, and thus is subject to suit in any jurisdiction in the United States including the Northern District of Illinois. 28 U.S.C. § 1391(c).

THE PARTIES’ EXCHANGES UNDER THE BPCIA

41. On information and belief, in late August or early September 2020, Alvotech submitted abbreviated Biologics License Application No. 761205 to the FDA pursuant to the BPCIA, specifically 42 U.S.C. § 262(k), requesting that its biosimilar adalimumab product AVT02 be licensed for commercial sale by relying on AbbVie’s demonstration that HUMIRA® is safe, pure, and potent. The BPCIA provides an abbreviated pathway for approval of a biologic product that is “biosimilar” to a “reference product.” Alvotech has demonstrated its intention to utilize AbbVie’s data and work discovering and developing adalimumab through the use of the abbreviated BPCIA biosimilar pathway.

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42. To facilitate the protection of biologic innovators’ patent rights, Congress created an act of infringement related to the submission of an application under subsection 262(k), see 35 U.S.C. § 271(e)(2)(C), and enumerated a set of pre-litigation exchanges under the BPCIA that are outlined at 42 U.S.C. § 262(l). The subsection (l) procedures are intended to ensure that the maker of an innovative biologic product that is the subject of a biosimilar application will have sufficient time and opportunity to enforce its patent rights before a biosimilar product enters the market. The BPCIA also requires that a subsection (k) applicant give at least 180 days’ notice before the first commercial marketing of a biosimilar licensed by the FDA. 42 U.S.C. § 262(l)(8)(A). The statute specifically contemplates injunctive relief, including preliminary injunctive relief, to prevent unlawful infringement.

43. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

44. On November 5, 2020, Alvotech contacted AbbVie and indicated that it had submitted an aBLA to the FDA and that the FDA accepted the aBLA for review. Subsequently, in a November 19, 2020 press release, Alvotech announced that the FDA had accepted the aBLA for review.

45. In November 2020, the parties began exchanging information in accordance with the procedures outlined in the BPCIA. On or about November 5, 2020, Alvotech provided outside counsel for AbbVie, and AbbVie’s designated in-house attorneys, with access to Alvotech’s aBLA.

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46. On January 4, 2021, pursuant to 42 U.S.C. § 262(l)(3)(A), AbbVie provided Alvotech with its list of patents for which it believed a claim of patent infringement could be reasonably asserted against Alvotech’s aBLA Product (“AbbVie’s 3A List”). This list identified 63 patents from among the more than 100 patents in the HUMIRA® estate. AbbVie also asked that “[i]n the event that Alvotech asserts that any of the listed patents are either not infringed or invalid pursuant to Section (l)(3)(B)(ii)(I), Alvotech should identify and provide copies of any documentary evidence supporting those assertions to AbbVie’s outside counsel . . . so that AbbVie may fully consider it.”

47. Despite having a sixty day statutory period to evaluate AbbVie’s 3A List, just ten days later, on January 14, 2021, Alvotech responded by providing AbbVie with statements pursuant to 42 U.S.C. § 262(l)(3)(B) contesting Alvotech’s infringement of certain patents and the validity of those patents. Despite AbbVie’s requests, Alvotech did not provide any additional evidence (e.g., additional manufacturing documents or product information beyond that contained in the aBLA) relating to its non-infringement contentions. This lack of information was compounded by the fact that for several patents, Alvotech failed to provide any support for its non-infringement positions.

48. On March 15, 2021, AbbVie provided Alvotech with its detailed statement pursuant to 42 U.S.C. § 262(l)(3)(C) (AbbVie’s “3C Statement”). AbbVie’s nearly 2,000-page 3C Statement shows that AbbVie reasonably believes that the Alvotech aBLA Product, AVT02, would infringe the following 62 AbbVie patents (AbbVie removed one of the patents from its prior list) and that those patent claims are valid and enforceable:

	U.S. Patent No.	Lead Inventor	Title
1.	6,805,686	Fathallah	Autoinjector with Extendable Needle Protector Shroud

2.	8,231,876	Wan	Purified Antibody Composition

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	U.S. Patent No.	Lead Inventor	Title
3.	8,420,081	Fraunhofer	Antibody Formulations and Methods of Making Same

4.	8,663,945	Pla	Methods of Producing Anti-TNF-Alpha Antibodies in Mammalian Cell Culture

5.	8,708,968	Julian	Removal of Needle Shields from Syringes and Automatic Injection Devices

6.	8,715,664	Hoffman	Use of Human TNFα Antibodies for Treatment of Erosive Polyarthritis

7.	8,808,700	Hoffman	Use of TNF Alpha Inhibitor for Treatment of Erosive Polyarthritis

8.	8,883,156	Wan	Purified Antibody Composition

9.	8,889,136	Hoffman	Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders

10.	8,895,009	Wan	Purified Antibody Composition

11.	8,906,372	Wan	Purified Antibody Composition

12.	8,906,373	Banerjee	Use of TNF-Alpha Inhibitor for Treatment of Psoriasis

13.	8,906,646	Pla	Fed-Batch Method of Making Human Anti-TNF-Alpha Antibody

14.	8,911,737	Fischkoff	Methods of Administering Anti-TNFα Antibodies

15.	8,911,964	Pla	Fed-Batch Method of Making Human Anti-TNF-Alpha Antibody

16.	8,916,153	Wan	Purified Antibody Composition

17.	8,926,975	Wong	Method of Treating Ankylosing Spondylitis

18.	8,961,973	Hoffman	Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders

19.	8,961,974	Hoffman	Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders

20.	8,974,790	Fischkoff	Methods of Administering Anti-TNFα Antibodies

21.	8,986,693	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriasis

22.	8,992,926	Fischkoff	Methods of Administering Anti-TNFα Antibodies

23.	8,999,337	Medich	Methods for Treating Juvenile Idiopathic Arthritis by Inhibition of TNFα

24.	9,061,005	Hoffman	Multiple-Variable Dose Regimen for Treating Idiopathic Inflammatory Bowel Disease

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	U.S. Patent No.	Lead Inventor	Title
25.	9,062,106	Bengea	Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins

26.	9,067,992	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriatic Arthritis

27.	9,085,618	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

28.	9,085,619	Fraunhofer	Anti-TNF Antibody Formulations

29.	9,085,620	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriatic Arthritis

30.	9,090,688	Bengea	Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins

31.	9,090,689	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriasis

32.	9,090,867	Pla	Fed-Batch Method of Making Anti-TNF-Alpha Antibody

33.	9,096,666	Wan	Purified Antibody Composition

34.	9,102,723	Wan	Purified Antibody Composition

35.	9,150,645	Subramanian	Cell Culture Methods to Reduce Acidic Species

36.	9,181,337	Subramanian	Modulated Lysine Variant Species Compositions and Methods for Producing and Using the Same

37.	9,181,572	Subramanian	Methods to Modulate Lysine Variant Distribution

38.	9,187,559	Hoffman	Multiple-Variable Dose Regimen for Treating Idiopathic Inflammatory Bowel Disease

39.	9,234,032	Pla	Fed-Batch Methods for Producing Adalimumab

40.	9,266,949	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

41.	9,273,132	Wan	Purified Antibody Composition

42.	9,284,370	Medich	Methods for Treating Juvenile Idiopathic Arthritis

43.	9,284,371	Pla	Methods of Producing Adalimumab

44.	9,290,568	Rives	Methods to Control Protein Heterogeneity

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	U.S. Patent No.	Lead Inventor	Title
45.	9,315,574	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

46.	9,328,165	Wan	Purified Antibody Composition

47.	9,334,319	Ramasubramanyan	Low Acidic Species Compositions

48.	9,339,610	Julian	Removal of Needle Shield From Syringes and Automatic Injection Devices

49.	9,346,879	Ramasubramanyan	Protein Purification Methods to Reduce Acidic Species

50.	9,359,434	Subramanian	Cell Culture Methods to Reduce Acidic Species

51.	9,499,614	Hossler	Methods for Modulating Protein Glycosylation Profiles of Recombinant Protein Therapeutics Using Monosaccharides and Oligosaccharides

52.	9,499,616	Subramanian	Modulated Lysine Variant Species Compositions and Methods for Producing and Using the Same

53.	9,505,834	Bengea	Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins

54.	9,512,216	Hoffman	Use of TNFα Inhibitor

55.	9,522,953	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

56.	9,546,212	Fischkoff	Methods of Administering Anti-TNFα Antibodies

57.	9,550,826	Labkovsky	Glycoengineered Binding Protein Compositions

58.	9,624,295	Medich	Uses and Compositions for Treatment of Psoriatic Arthritis

59.	9,669,093	Medich	Methods for Treating Juvenile Idiopathic Arthritis

60.	9,683,033	Subramanian	Cell Culture Methods to Reduce Acidic Species

61.	9,708,400	Subramanian	Methods to Modulate Lysine Variant Distribution

62.	9,957,318	Ramasubramanyan	Protein Purification Methods to Reduce Acidic Species

49. After AbbVie provided its 3C Statement, on March 23, 2021, Alvotech proposed that only four of the 62 patents, namely U.S. Pat. Nos. 8,420,081, 8,926,975, 8,961,973, and 9,085,619, be the subject of the 42 U.S.C. § 262(l)(6) suit. Alvotech had the right under the BPCIA to select all 62 patents, or any subset of those patents it wanted, but instead proposed litigating just four in this first round of litigation.

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50. On March 29, 2021, AbbVie wrote to Alvotech, explaining that litigating only these four patents would not resolve all issues of patent infringement with respect to the Alvotech aBLA Product and that, unless Alvotech chose to include them in the first phase of litigation, the remaining patents would still need to be addressed in a second phase of litigation as contemplated by the BPCIA. See 42 U.S.C. § 262(l)(8). Despite this express notice, Alvotech chose to move forward with only four patents as the subject of the initial 42 U.S.C. § 262(l)(6) litigation.

51. Consequently, AbbVie will have a second opportunity, if and when Alvotech provides a 180-day Notice of Commercial Marketing (or as circumstances otherwise warrant), to assert its remaining patents. So, while Alvotech’s tactics may create delay, it still must face AbbVie’s other patents before going to market.

THE ALVOTECH aBLA PRODUCT

52. Alvotech has undertaken the development of a proposed biosimilar to AbbVie’s HUMIRA® (adalimumab) product.

53. Alvotech has submitted an aBLA to the FDA seeking approval to market in the United States a biosimilar version of AbbVie’s HUMIRA® adalimumab product.

54. On November 19, 2020, Alvotech publicly announced that the FDA had accepted its submission of an aBLA with the FDA for AVT02, a biosimilar candidate to HUMIRA® (adalimumab). See Exhibit 5.

55. Alvotech stated that “AVT02 is a monoclonal antibody (mAb) and a proposed biosimilar to HUMIRA® (adalimumab)” and that “AVT02 is highly similar to its reference product in terms of structure and function.” See id. Alvotech further stated that “AVT02 is a proposed biosimilar to the reference product HUMIRA® (adalimumab) with high concentration (100mg/mL) dosage forms . . . matching the newest dosage forms of the reference product.” Id.

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56. Alvotech stated that its “filings were based on the results of a comprehensive development program and data package comprising of a totality of evidence demonstrating a high degree of similarity of AVT02 compared to its reference product.” See id.

57. Alvotech has completed clinical trials with AVT02, testing its use in subjects with moderate to severe chronic psoriasis and has relied on these clinical trials to support Alvotech’s aBLA. See Exhibit 8; see also Exhibit 9. Alvotech is also sponsoring ongoing clinical trials testing the use of AVT02 in subjects with moderate to severe active rheumatoid arthritis.

58. The FDA has not yet approved Alvotech’s proposed biosimilar product.

59. Alvotech has committed a statutory act of patent infringement under 35 U.S.C. § 271(e)(2)(C) by submitting an application seeking approval of a biological product with respect to patents identified by AbbVie pursuant to 42 U.S.C. § 262(l)(3)(A)(i).

ABBVIE’S ADALIMUMAB PATENTS

60. AbbVie identified 62 patents that it reasonably believes would be infringed by Alvotech’s biosimilar product, including its administration, its formulation, and the processes for manufacturing it.

61. Because of Alvotech’s selections during the BPCIA process, AbbVie is limited at this stage to asserting the following four patents in the present lawsuit: U.S. Patent No. 8,420,081; 8,926,975; 8,961,973; and 9,085,619 (the “AbbVie Patents”).

62. AbbVie asserts the following four patents in this suit.

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U.S. Patent No. 8,420,081

63. U.S. Patent No. 8,420,081 (the “’081 patent”), titled “Antibody Formulations and Methods of Making Same,” was duly and legally issued by the USPTO on April 16, 2013. A true and correct copy of the ’081 patent is attached as Exhibit 10.

64. ABL is the owner by assignment of the ’081 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’081 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’081 patent.

65. A related family member of the ’081 patent, U.S. Patent No. 9,085,619 (see Count IV), was previously subject to four separate IPR challenges before the PTAB (IPR2017-01008, IPR2017-01009, IPR2017-00822, and IPR2017-00823) and its validity was upheld after every challenge.

66. AbbVie included the ’081 patent in its disclosures to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(A), as described in Count I below.

67. AbbVie has provided to Alvotech, pursuant to confidential exchanges under U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for each of the claims described in Count I below.

U.S. Patent No. 8,926,975

68. U.S. Patent No. 8,926,975 (the “’975 patent”), titled “Method of Treating Ankylosing Spondylitis,” was duly and legally issued by the USPTO on January 6, 2015. A true and correct copy of the ’975 patent is attached as Exhibit 11.

69. ABL is the owner by assignment of the ’975 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’975 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’975 patent.

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70. AbbVie included the ’975 patent in its disclosures to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(A), as described in Count II below.

71. AbbVie has provided to Alvotech, pursuant to confidential exchanges under U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for each of the claims described in Count II below.

U.S. Patent No. 8,961,973

72. U.S. Patent No. 8,961,973 (the “’973 patent”), titled “Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders,” was duly and legally issued by the USPTO on February 24, 2015. A true and correct copy of the ’973 patent is attached as Exhibit 12.

73. ABL is the owner by assignment of the ’973 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’973 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’973 patent.

74. A related family member of the ’973 patent, U.S. Patent No. 9,187,559, was previously subject to a separate IPR challenge before the PTAB (IPR2018-00156) and its validity was upheld.

75. AbbVie included the ’973 patent in its disclosures to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(A), as described in Count III below.

76. AbbVie has provided to Alvotech, pursuant to confidential exchanges under U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for each of the claims described in Count III below.

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U.S. Patent No. 9,085,619

77. U.S. Patent No. 9,085,619 (the “’619 patent”), titled “Anti-TNF Antibody Formulations,” was duly and legally issued by the USPTO on July 21, 2015. A true and correct copy of the ’619 patent is attached as Exhibit 13.

78. ABL is the owner by assignment of the ’619 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’619 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’619 patent.

79. The ’619 patent was previously subject to four separate IPR challenges before the PTAB (IPR2017-01008, IPR2017-01009, IPR2017-00822, and IPR2017-00823) and its validity was upheld after every challenge.

80. AbbVie included the ’619 patent in its disclosures to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(A), as described in Count IV below.

81. AbbVie has provided to Alvotech, pursuant to confidential exchanges under U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for each of the claims described in Count IV below.

COUNT I

INFRINGEMENT OF U.S. PATENT NO. 8,420,081

82. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

83. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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84. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

85. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

86. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

87. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’081 patent is an act of infringement of one or more of the claims of the ’081 patent under 35 U.S.C. § 271(e)(2)(C), either literally or under the doctrine of equivalents.

88. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the indications, dosage, and methods of use for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 25, 33, 57-61, 63-67, 84, 86-89, 91-93, and 95-99 of the ’081 patent under 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 25, 33, 57-61, 63-67, 84, 86-89, 91-93, and 95-99 of the ’081 patent. For at least one claim, however, Alvotech’s failure to provide sufficient manufacturing information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’081 patent.

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89. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the formulation of the Alvotech aBLA Product directly infringes at least one claim of the ’081 patent, either literally or under the doctrine of equivalents.

90. Alvotech has knowledge of and is aware of the ’081 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

91. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’081 patent.

92. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT II

INFRINGEMENT OF U.S. PATENT NO. 8,926,975

93. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

94. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

95. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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96. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

97. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

98. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, offer to sell, or sale of the Alvotech aBLA Product prior to the expiration of the ’975 patent is an act of infringement of one or more of the claims of the ’975 patent under 35 U.S.C. § 271(e)(2)(C), either literally or under the doctrine of equivalents.

99. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the indications, dosage, and methods of use for the Alvotech aBLA Product. Based on this confidential information and on information and belief, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will actively induce infringement by others or contribute to infringement by others of at least claims 1-6 of the ’975 patent under 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’975 patent.

100. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’975 patent, either literally or under the doctrine of equivalents.

101. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’975 patent, either literally or under the doctrine of equivalents.

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102. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’975 patent, either literally or under the doctrine of equivalents.

103. Alvotech has knowledge of and is aware of the ’975 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

104. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’975 patent.

105. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT III

INFRINGEMENT OF U.S. PATENT NO. 8,961,973

106. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

107. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

108. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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109. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

110. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

111. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, offer to sell, sale, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’973 patent is an act of infringement of one or more of the claims of the ’973 patent under 35 U.S.C. § 271(e)(2)(C), either literally or under the doctrine of equivalents.

112. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the indications, dosage, and methods of use for the Alvotech aBLA Product. Based on this confidential information and on information and belief, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will actively induce infringement by others or contribute to infringement by others of at least claims 1-30 of the ’973 patent under 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’973 patent.

113. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’973 patent, either literally or under the doctrine of equivalents.

114. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-30 of the ’973 patent, either literally or under the doctrine of equivalents.

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115. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-30 of the ’973 patent, either literally or under the doctrine of equivalents, by at least Alvotech’s proposed package insert for the Alvotech aBLA Product.

116. Alvotech has knowledge of and is aware of the ’973 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

117. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’973 patent.

118. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within, and/or importation into the United States of the Alvotech aBLA Product.

COUNT IV

INFRINGEMENT OF U.S. PATENT NO. 9,085,619

119. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

120. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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121. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

122. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

123. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

124. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, offer to sell, sale, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’619 patent is an act of infringement of one or more of the claims of the ’619 patent under 35 U.S.C. § 271(e)(2)(C), either literally or under the doctrine of equivalents.

125. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the indications, dosage, and methods of use for the Alvotech aBLA Product. Based on this confidential information and on information and belief, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe or actively induce infringement by others or contribute to infringement by others of at least claims 1-5 and 16-30 of the ’619 patent under 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5 and 16-30 of the ’619 patent.

126. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the formulation of the Alvotech aBLA Product directly infringes at least claims 1-5 and 16-30 of the ’619 patent, either literally or under the doctrine of equivalents.

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127. Alvotech has knowledge of and is aware of the ’619 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

128. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’619 patent.

129. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

PRAYER FOR RELIEF

WHEREFORE, Plaintiffs respectfully request that this Court enter judgment in their favor against Defendant and grant the following relief:

a. a judgment that Alvotech has infringed, induced infringement, or contributed to infringement of one or more claims of the AbbVie Patents under 35 U.S.C. § 271(e)(2)(C);

b. a judgment that Alvotech has or will infringe or has or will induce or contribute to infringement of one or more claims of the AbbVie Patents by engaging in the manufacture, import, offer for sale, sale, or use within the United States of the Alvotech aBLA Product before the expirations of the AbbVie Patents;

c. preliminary and/or permanent equitable relief, including but not limited to an injunction that enjoins Alvotech, its officers, partners, agents, servants, employees, parents, subsidiaries, affiliate corporations, other related business entities, and all other persons acting in concert, participation, or in privity with them and/or their successors or assigns from infringing the AbbVie Patents, or contributing to or inducing anyone to do the same, by acts including the manufacture, use, offer to sell, sale, or distribution within the United States, or importation into the United States, of any current or future versions of the Alvotech aBLA Product, the use or manufacturing of which infringes the AbbVie Patents;

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d. a declaration that this is an exceptional case and an award to Plaintiffs of their attorneys’ fees, costs, and expenses pursuant to 35 U.S.C. § 271(e)(4) and 35 U.S.C. § 285; and

e. such other relief as this Court may deem just and proper.

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Dated: April 27, 2021

Respectfully submitted,

/s/ Sean M. Berkowitz

Sean M. Berkowitz (ARDC No. 6209701)

sean.berkowitz@lw.com

LATHAM & WATKINS LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Telephone: (312) 876-7700

Facsimile: (312) 993-9767

Michael A. Morin (ARDC No. 6229902)

David P. Frazier (pro hac vice forthcoming)

michael.morin@lw.com

david.frazier@lw.com

LATHAM & WATKINS LLP

555 Eleventh Street, N.W., Suite 1000

Washington, D.C. 20004-1304

Telephone: (202) 637-2200

Facsimile: (202) 637-2201

Arlene L. Chow (pro hac vice forthcoming)

Herman H. Yue (pro hac vice forthcoming)

arlene.chow@lw.com

herman.yue@lw.com

LATHAM & WATKINS LLP

885 Third Avenue

New York, NY 10022

Telephone: (212) 906-1200

Facsimile: (212) 751-4864

Michael Seringhaus (pro hac vice forthcoming) michael.seringhaus@lw.com LATHAM & WATKINS LLP 140 Scott Drive Menlo Park, CA 94025 Telephone: (650) 328-4600 Facsimile: (650) 463-2600

Gabrielle LaHatte (pro hac vice forthcoming) gabrielle.lahatte@lw.com

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LATHAM & WATKINS LLP 505 Montgomery Street Suite 2000 San Francisco, CA 94111 Telephone: (415) 391-0600 Facsimile: (415) 395-8095

William B. Raich (pro hac vice forthcoming)

Charles T. Collins-Chase (pro hac vice forthcoming)

william.raich@finnegan.com

charles.collins-chase@finnegan.com

FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP

901 New York Ave., N.W.

Washington, D.C. 20001

Telephone: (202) 408-4000

Facsimile: (202) 408-4400

Oulu Wang (pro hac vice forthcoming) lulu.wang@finnegan.com FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP 2 Seaport Lane Boston, MA 02210 Telephone: (617) 646-1600 Facsimile: (617) 646-1666

Counsel for Plaintiffs AbbVie Inc. and AbbVie Biotechnology Ltd

34

Execution Version

FRE 408 / Confidential

Exhibit C – BPCIA (l)(8) Case

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UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

ABBVIE INC. and ABBVIE BIOTECHNOLOGY LTD Plaintiffs,

v. ALVOTECH HF. Defendant.	Civil Action No. 1:21-cv-02899 Hon. John Z. Lee Magistrate Judge M. David Weisman

SECOND AMENDED COMPLAINT

INTRODUCTION

1. This is the second action for patent infringement that AbbVie Inc. and AbbVie Biotechnology Ltd (“ABL,” collectively referred to as “AbbVie” or “Plaintiffs”) have brought against Alvotech hf. (“Alvotech”) under the Biosimilar Price Competition and Innovation Act of 2009 (“BPCIA”) in connection with Alvotech’s proposed biosimilar version of AbbVie’s ground-breaking drug HUMIRA®. AbbVie brought the first action in this District on April 27, 2021, to adjudicate Alvotech’s infringement of four AbbVie patents that Alvotech selected for the first phase of litigation prescribed by the BPCIA. See AbbVie Inc. and AbbVie Biotechnology Ltd v. Alvotech hf., Civ. No. 1:21-cv-02258 (N.D. Ill. Apr. 27, 2021) (Lee, J.). Rather than answer or otherwise respond to that complaint, however, Alvotech sought an end-run around AbbVie’s choice of forum by filing a declaratory judgment action on those same four patents in the Eastern District of Virginia on May 11, 2021. Alvotech USA Inc. and Alvotech hf. v. AbbVie Inc. and AbbVie Biotechnology Ltd, Civ. No. 2:21-cv-00265 (E.D. Va. May 11, 2021) (Jackson, J.). Although that suit has now been transferred to this district and dismissed, see Alvotech USA Inc.

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and Alvotech hf. v. AbbVie Inc. and AbbVie Biotechnology Ltd, Civ. No. 2:21-cv-00265, Dkt. 51 (E.D. Va. May 11, 2021) (Jackson, J.) and Alvotech USA Inc. and Alvotech hf. v. AbbVie Inc. and AbbVie Biotechnology Ltd, Civ. No. 1:21-cv-05645, Dkt. 55 (N.D. Ill. Nov. 10, 2021) (notice of voluntary dismissal), Alvotech’s filing and additional actions, discussed below, have triggered this second suit under the BPCIA to protect AbbVie’s rights and promote the orderly disposition of all the patent infringement issues raised by Alvotech’s proposed biosimilar product.

2. AbbVie’s patents at issue in this suit and in the first-filed BPCIA action already pending in this District result from decades of work by AbbVie’s scientists and clinicians developing HUMIRA®—the first fully human antibody ever approved by the U.S. Food and Drug Administration (“FDA”)—and expanding its use into a variety of diseases and patient populations, as well as launching a new, higher-concentration, citrate-free formulation with reduced injection volume and pain upon injection. Over one million patients have benefited from AbbVie’s pioneering work, which also has produced a robust portfolio of patents and trade secrets, including trade secret manufacturing processes.

3. Numerous biosimilar companies—now including Alvotech—have taken note of AbbVie’s success as well, attempting to make biosimilar versions of HUMIRA®. Ultimately, each of the prior biosimilar applicants recognized the strength of the portfolio and sought licenses from AbbVie. AbbVie settled with each, allowing market entry years before expiration of many of its patents. As a result, biosimilar versions of HUMIRA® will enter the U.S. market in 2023.

4. AbbVie’s HUMIRA® patent portfolio is also notable for its proven quality. Numerous biosimilar makers have previously filed a total of 20 inter partes review (“IPR”) petitions challenging 14 of AbbVie’s patents at the Patent Trial and Appeal Board (“PTAB”) of the United States Patent and Trademark Office (“USPTO”). Despite the lower burden of proof

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compared to district court proceedings (a preponderance of the evidence rather than clear and convincing evidence and, at the time, a broad claim construction standard) and the high invalidation rate in IPRs, AbbVie prevailed on nine of its patents in 13 IPRs, with challenges to two more patents withdrawn. Ultimately, each of the prior biosimilar applicants recognized the strength of the portfolio and sought licenses from AbbVie.

5. Of particular relevance, the PTAB has already rejected five petitions challenging the validity of AbbVie patents at issue in this proceeding. Specifically, the PTAB rejected a petition challenging the validity of U.S. Patent No. 8,911,737, directed to treatment of Crohn’s disease. The PTAB also rejected a petition challenging the validity of U.S. Patent No. 9,187,559, directed to induction dosing to treat Crohn’s disease. The PTAB similarly rejected a petition challenging the validity of U.S. Patent No. 8,974,790, directed to treatment of ulcerative colitis. The PTAB also rejected two petitions challenging the validity of U.S. Patent No. 9,512,216, directed to treatment of chronic plaque psoriasis.

6. AbbVie’s investment in HUMIRA® development includes over 100 clinical trials and has resulted in FDA approval for the treatment of 13 different disease conditions, including rheumatoid arthritis, ankylosing spondylitis, psoriatic arthritis, psoriasis, Crohn’s disease (adult and pediatric), ulcerative colitis (adult and pediatric), hidradenitis suppurativa (adult and pediatric), uveitis (adult and pediatric), and juvenile idiopathic arthritis. AbbVie has continued to dedicate substantial resources to an extensive clinical trial program, including research specifically to benefit children. For example, in February of this year, AbbVie received FDA approval to treat pediatric patients living with moderately to severely active ulcerative colitis, making HUMIRA® the first and only subcutaneous biologic treatment option for pediatric patients five years and older with this condition.

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7. AbbVie also has continued to improve and develop the HUMIRA® product itself. First, AbbVie invested in and created a subcutaneous, high concentration, liquid formulation of the HUMIRA® antibody. Before AbbVie’s launch of HUMIRA®, patients had to go to the hospital to receive their medicine intravenously, or mix batches of their medicine at home (difficult for patients with inflamed joints) and inject themselves twice a week. As a result of AbbVie’s dedication, innovation, and investment, patients were able to inject the medicine at home using pre-filled syringes or automatic injection devices, and take fewer injections. The added convenience and precision improved patients’ lives and increased compliance, all without sacrificing HUMIRA®’s outstanding efficacy.

8. But AbbVie did not stop there. Through continuing investment into formulation research, AbbVie developed a new, higher-concentration (100 mg/mL), citrate-free formulation with reduced pain upon injection. AbbVie’s inventive new formulation leverages the surprising inventions patented by AbbVie researchers, namely that the active ingredient, adalimumab, can be formulated at high concentrations without a buffer, while maintaining solubility and stability— including during long-term storage or other processing steps. It is this latest innovative formulation that Alvotech seeks to copy. Alvotech’s founder and Chairman—Robert Wessman— explained earlier this year how Alvotech monitored and sought to replicate AbbVie’s advances, switching gears from a 50 mg/mL concentration copy of adalimumab to a 100 mg/mL high-concentration version as soon as Alvotech “heard that AbbVie was getting ready to launch 100mg.” Wallace, David, “Celltrion Wins Global First Approval For High-Concentration Humira Biosimilar,” Generics Bulletin (Feb. 15, 2021), attached as Exhibit 1 (“We were actually active in developing 50mg three or four years back,” Wessman noted, but “when we heard that AbbVie was getting ready to launch 100mg we stopped that and started to focus only on 100mg. We did not even consider 50mg any more.”).

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9. AbbVie has also spent many years developing and improving the complex manufacturing processes for HUMIRA® and its active ingredient, adalimumab. Unlike traditional drugs, HUMIRA® is a complex biologic created in living organisms. So even minor changes to the manufacturing process can impact the drug’s stability, purity, and efficacy. AbbVie obtained patents and developed trade secrets covering innovations in manufacturing.

10. In late 2020, Alvotech filed its abbreviated Biologics License Application (“Alvotech’s aBLA”) seeking FDA approval to launch its own biosimilar of HUMIRA®.

11. The BPCIA permits Alvotech to file its aBLA, but it does so only in tandem with a specific framework for innovator companies like AbbVie to litigate their patents before a would-be biosimilar applicant launches its product. In particular, the BPCIA contemplates two waves of litigation. The first wave follows an exchange between the parties under 42 U.S.C. § 262(l)(3) of information about the biosimilar applicant’s proposed product and the reference product sponsor’s patents that the biosimilar product would infringe. After that exchange, the biosimilar applicant can elect how many (and which) of the reference product sponsor’s patents it would like to litigate in the first wave. 42 U.S.C. § 262(l)(4)-(6). The second wave of litigation, which may involve additional patents, is not triggered until the biosimilar applicant provides its notice of commercial marketing, after which the reference product sponsor may sue for relief on its remaining patents. 42 U.S.C. § 262(l)(8)-(9).

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12. Alvotech chose to litigate only four patents in the first wave, despite the fact that AbbVie identified 62 patents that would be infringed by Alvotech’s biosimilar product. See AbbVie Inc. and AbbVie Biotechnology Ltd v. Alvotech hf., Civ. No. 1:21-cv-02258 (N.D. Ill. Apr. 27, 2021) (Lee, J.). Yet, Alvotech then abandoned the BPCIA’s procedures by seeking to litigate the same four patents in a declaratory judgment action in a different federal court after AbbVie filed its first BPCIA-prescribed suit. On the same day it filed its Eastern District of Virginia complaint, Alvotech provided AbbVie with Alvotech’s notice of commercial marketing under 42 U.S.C. § 262(l)(8)(A).

13. Filing a separate suit on the same patents in an effort to change courts is improper. The Eastern District of Virginia recently ended that gambit by transferring the case back to this Court, and Alvotech agreed to dismiss the case without prejudice. Alvotech USA Inc. and Alvotech hf. v. AbbVie Inc. and AbbVie Biotechnology Ltd, Civ. No. 2:21-cv-00265, Dkt. 51 (E.D. Va. May 11, 2021) (Jackson, J.).

14. Alvotech’s attempt to forum-shop is not the first time it has shown its unwillingness to adhere to the requirements of the BPCIA. As part of the exchanges under 42 U.S.C. § 262(l)(3), Alvotech was required to provide not only its aBLA, but also its manufacturing information to AbbVie. See 42 U.S.C. § 262(l)(2)(A) (applicant shall provide “such other information that describes the process or processes used to manufacture the biological product that is the subject of such application”). Despite multiple requests, Alvotech failed to fulfill its obligations and disclose necessary manufacturing information for its biosimilar product. Instead of properly investigating its own records, Alvotech in many instances provided incomplete information, hedging its disclosures about its own product and processes with statements like “upon information and belief” and “as will be confirmed through further discovery.”

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15. Now, Alvotech’s decision to provide its notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A) indicates that Alvotech may attempt to market its biosimilar version of HUMIRA® at-risk before resolution of AbbVie’s related patent infringement action in this District.1 Under the BPCIA, that notice of commercial marketing also triggers this declaratory judgment action so AbbVie can enforce the 58 patents that Alvotech declined to litigate in both the related action in this District and its improper declaratory judgment action in the Eastern District of Virginia and any newly issued patents. 42 U.S.C. § 262(l)(7)-(9). Although Alvotech’s notice indicated that it might market its biosimilar product as soon as November 2021, to date Alvotech does not have regulatory approval and has agreed to wait to launch its biosimilar product until at least the district court’s decision on the August 2022 trial on the ten patents. See 9/2/2021 Hearing Tr. at 7:23-9:13; see also Dkt. 53 at ¶ 13. The fact that Alvotech seeks to market its biosimilar version of HUMIRA® potentially before the expiration of AbbVie’s patents and before the conclusion of AbbVie’s related patent infringement action reinforces that there is a substantial controversy, between parties having adverse legal interests, of sufficient immediacy and reality to warrant relief, including in the form of a preliminary injunction.

NATURE OF THE ACTION

16. Plaintiffs for their Complaint against Alvotech further allege as follows:

17. This civil action arises under the Patent Laws of the United States, 35 U.S.C. §§ 1, et seq., including 35 U.S.C. § 271(a)-(c), (e)(2)(C), and (g), the BPCIA, including 42 U.S.C. § 262(l), and the Declaratory Judgment Act, 28 U.S.C. §§ 2201-2202.

18. This lawsuit results from Alvotech’s infringement of AbbVie patents that concern AbbVie’s groundbreaking drug, HUMIRA®.

[1]

AbbVie has proposed procedures to consolidate this action with AbbVie Inc. and AbbVie Biotechnology Ltd v. Alvotech hf., Civ. No. 1:21-cv-02258 (N.D. Ill. Apr. 27, 2021) (Lee, J.) for purposes of discovery, claim construction, and the August 2022 trial on the ten patents, although each case would retain its own judgment. Aside from the ten patents in the August 2022 trial, all of the remaining patents would be stayed.

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19. AbbVie Inc. is the holder of Biologic License Application (“BLA”) No. 125057 for HUMIRA®, whose active pharmaceutical ingredient is the antibody, adalimumab.

20. In 1996, after many years of intense research, AbbVie’s predecessor first created adalimumab. Adalimumab, a biologic, is a fully human, high-affinity, and neutralizing therapeutic antibody against human TNF-α, a protein made by the human body as part of the body’s immune response. The mechanisms by which TNF-α affects the body are complex and not completely understood (even today). Inventing the adalimumab antibody itself, however, was only the first step in a long process. Following the isolation and characterization of adalimumab, AbbVie and its predecessors spent more than two decades and hundreds of millions of dollars on scientific studies and clinical trials to determine how to use HUMIRA® to treat patients for different diseases, how to formulate HUMIRA® for easier administration, how to improve and further develop the formulation, how to manufacture HUMIRA®, and how to develop devices for administration. AbbVie’s scientific and clinical investments in HUMIRA® continue to this day—leading, for example, to the February 2021 approval of HUMIRA® to treat pediatric patients living with moderately to severely active ulcerative colitis.

21. AbbVie’s innovative work has been recognized by the medical and scientific community. For example, in 2007, HUMIRA® was awarded the Galien Prize, perhaps the most prestigious honor in the pharmaceutical and biotechnology world.

22. More importantly, AbbVie’s work has benefited patients immensely. Children have gone from wheelchairs to playgrounds, and adults have gone from bed to work. AbbVie is very proud of the fact that HUMIRA® has improved the lives of more than one million patients to date.

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23. Although Alvotech had the option of litigating all (or any subset) of the patents identified by AbbVie during the exchanges required under the BPCIA, Alvotech chose instead to limit the initial lawsuit to only four of AbbVie’s 62 identified patents. Alvotech then chose to serve a notice of commercial marketing and file a duplicative lawsuit on those same four patents in the Eastern District of Virginia. Pursuant to the BPCIA, AbbVie now brings this suit seeking additional relief, including an injunction, on the remaining patents based on Alvotech’s notice of commercial marketing.

PARTIES

24. Plaintiff AbbVie Inc. is a corporation organized and existing under the laws of Delaware with its corporate headquarters at 1 North Waukegan Road, North Chicago, Illinois 60064. AbbVie Inc. owns patents relating to HUMIRA® and owns Biologics License Application No. 125057 for HUMIRA®. AbbVie Inc. also employs thousands of people in Illinois—including named inventors of the patents in suit—and is engaged in the development, sale, and distribution of a broad range of pharmaceutical and biologic drugs, including HUMIRA®. Indeed, HUMIRA® was developed and is marketed under the leadership of AbbVie’s management in Illinois.

25. Plaintiff ABL is a corporation organized and existing under the laws of Bermuda, with a place of business at Harbour Fiduciary Services Limited, Thistle House, 4 Burnaby Street, Hamilton Pembroke HM11, Bermuda. Through intermediate organizations, Plaintiff AbbVie Inc. owns Plaintiff ABL. ABL has licensed its patents relating to HUMIRA® to AbbVie Inc. and also maintains extensive business relationships with AbbVie Inc., including supplying AbbVie Inc. with HUMIRA® for marketing.

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26. On information and belief, Defendant Alvotech is a company organized and existing under the laws of the Republic of Iceland, with its principal place of business at Sæmundargata 15-19, 101 Reykjavík, Iceland.

27. Alvotech is in the business of developing, manufacturing, marketing, and selling biosimilar drugs, including the proposed biosimilar version of AbbVie’s HUMIRA® (adalimumab) product, AVT02. Alvotech has taken steps to enable AVT02 to be distributed and sold in the State of Illinois, including in this District, and throughout the United States.

JURISDICTION AND VENUE

28. This is an action for patent infringement under the Patent Laws of the United States, 35 U.S.C. §§ 1, et seq., including 35 U.S.C. § 271(a)-(c), (e)(2)(C), and (g), the BPCIA, including 42 U.S.C. § 262(l), and the Declaratory Judgment Act, 28 U.S.C. §§ 2201-2202. This Court has subject matter jurisdiction pursuant to 28 U.S.C. §§ 1331, 1338(a), 2201(a), and 2202.

29. This Court has personal jurisdiction over Alvotech for at least the reasons set forth below.

30. Alvotech has purposefully directed activities at residents of Illinois and this District, and this action arises out of and relates to those activities. For example, Alvotech has taken the costly, significant step of submitting Alvotech’s aBLA to the FDA seeking approval to engage in the commercial manufacture, use, sale, and/or distribution of the Alvotech aBLA Product in Illinois, including in this District, and Alvotech will do so upon approval of its aBLA. The submission of Alvotech’s aBLA is therefore tightly tied, both in purpose and planned effect, to the deliberate making of sales of Alvotech’s aBLA Product in Illinois, including in this District, and reliably indicates that Alvotech’s aBLA Product will be marketed in Illinois, including in this District. Furthermore, Alvotech sent Alvotech’s aBLA to AbbVie Inc. at its corporate headquarters in North Chicago, Illinois. Alvotech also provided notice of commercial marketing indicating its intent to market its product nationwide, including in this District.

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31. Alvotech prepared and submitted Alvotech’s aBLA and intends to directly benefit from the sale of the Alvotech aBLA product. Prior to the submission of Alvotech’s aBLA (and prior to the formation of its wholly-owned U.S. subsidiary, Alvotech USA), Alvotech met with the FDA regarding Alvotech’s AVT02. Alvotech prepared, created, approved, and/or assembled documentation in support of Alvotech’s aBLA. Alvotech then directed Alvotech USA to act as its agent between the FDA and Alvotech during the regulatory process.

32. Alvotech USA is the “wholly-owned, regulatory affairs, governmental policy and legal subsidiary” of Alvotech. See Office Locations, Alvotech, “Our Locations,” https://www.alvotech.com/company/office-locations (last visited April 6, 2021), attached as Exhibit 2. On information and belief, Alvotech USA is a small company that is not involved with drug development, manufacturing, marketing, or sales. On information and belief, Alvotech USA only has one office with a few thousand square feet on part of one floor of an office building, and has fewer than 15 employees—none of whom are manufacturing, sales, or marketing employees, but rather work in legal or regulatory positions.

33. Alvotech, not Alvotech USA, created and prepared the information in the aBLA. Indeed, at least one clinical trial for AVT02 began before Alvotech USA even came into existence, and Alvotech communicated and/or met with the FDA before beginning that trial. Compare ClinicalTrials.gov, “Comparative Safety, Tolerability, Pharmacokinetic Study of AVT02 (100MG/ML) and Humira (100MG/ML) in Healthy Volunteers (ALVOPAD),” https://clinicaltrials.gov/ct2/show/NCT03579823?term=AVT02&draw=2&rank=1 (last visited Mar. 10, 2021), attached as Exhibit 3 (study start date—May 21, 2018) with Exhibit 4 (Alvotech

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USA incorporated on January 11, 2019). Alvotech has also stated that its aBLA “filings were based on the results of a comprehensive development program and data package comprising of a totality of evidence demonstrating a high degree of similarity of AVT02 compared to its reference product.” See Press Release, Alvotech, “Alvotech announces that the U.S. FDA and EMA have accepted regulatory submissions for AVT02, a proposed biosimilar to Humira® (adalimumab),” Nov. 19, 2020, https://www.alvotech.com/newsroom/alvotech-announces-that-the-u.s.-fda-and-ema-have-accepted, attached hereto as Exhibit 5.

34. To support its aBLA, Alvotech submitted data generated by clinical trials to the FDA. See 42 U.S.C. § 262(k)(2)(A)(i)(I)(cc) (“An application . . . shall include information demonstrating that — the biologic product is a biosimilar to a reference product based upon data derived from . . . a clinical study or studies . . . that are sufficient demonstrate safety, purity, and potency in 1 or more appropriate conditions of use for which the reference product is licensed and intended to be used and for which licensure is sought for the biological product.”); see also 21 C.F.R. § 601.2(a) (“To obtain a biologics license . . . the manufacturer . . . shall submit data derived from . . . clinical studies which demonstrate that the manufactured product meets prescribed requirements of safety, purity, and potency . . . .”). For example, Alvotech has and is currently sponsoring, directing, and/or authorizing at least six clinical trials of the Alvotech aBLA Product. Clinical trials for the Alvotech aBLA Product began at least as early as May 21, 2018 and Alvotech manufactured the Alvotech aBLA Product lots that were used in the clinical trials and described in the aBLA. See Exhibit 3.

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35. Additionally, Alvotech publicized its Phase I and Phase III clinical trials comparing the Alvotech aBLA Product to HUMIRA®. See Press Release, Alvotech, “Alvotech announces positive top-line results for two comparative studies for AVT02, a proposed biosimilar to HUMIRA® (adalimumab),” May 12, 2020, https://www.alvotech.com/newsroom/alvotech- announces-positive-top-line-results-for-two-comparative- studies-for-avt02-a-proposed-biosimilar-to-humira-adalimumab, attached hereto as Exhibit 6. Alvotech specifically stated that “Alvotech is developing [the Alvotech aBLA Product] as a proposed biosimilar to HUMIRA® (adalimumab) with high concentration (100 mg/mL) dosage forms.” Id.

36. On information and belief, Alvotech will financially benefit in a significant manner from the approval of Alvotech’s aBLA, since Alvotech will engage in the commercial manufacture and supply of the Alvotech aBLA Product in Illinois, including this District. For example, Alvotech and Teva Pharmaceutical Industries Ltd. (“Teva”) entered into an “exclusive strategic partnership for the commercialization in the U.S.” of the Alvotech aBLA Product and Alvotech will share in profits from sales in the U.S. See Press Release, Alvotech, “Alvotech and Teva announce strategic partnership to collaborate in the U.S. biosimilar market,” Aug. 5, 2020, https://www.alvotech.com/newsroom/alvotech-and-teva-announce-strategic-partnership-to, attached as Exhibit 7; see also Exhibit 5 (stating that the Alvotech aBLA Product is one of the biosimilar product candidates part of the Alvotech-Teva strategic partnership). Under the “partnership agreement,” Alvotech “will be responsible for the development, registration and supply of the [AVT02], while Teva will be exclusively commercializing [AVT02] in the U.S.” Exhibit 7; see also Exhibit 5.

37. On information and belief, if Alvotech’s aBLA is approved, the Alvotech aBLA Product will be administered to patients in Illinois, and within this District. These activities, as well as Alvotech’s manufacturing, marketing, selling, and/or distributing of the Alvotech aBLA Product, will have a substantial effect within Illinois, and within this District, and will constitute infringement of U.S. Patent Nos. 6,805,686, 8,231,876, 8,420,081, 8,663,945, 8,708,968,

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8,715,664, 8,808,700, 8,883,156, 8,889,136, 8,895,009, 8,906,372, 8,906,373, 8,906,646, 8,911,737, 8,911,964, 8,916,153, 8,926,975, 8,961,973, 8,961,974, 8,974,790, 8,986,693, 8,992,926, 8,999,337, 9,061,005, 9,062,106, 9,067,992, 9,085,618, 9,085,619, 9,085,620, 9,090,688, 9,090,689, 9,090,867, 9,096,666, 9,102,723, 9,150,645, 9,181,337, 9,181,572, 9,187,559, 9,234,032, 9,266,949, 9,273,132, 9,284,370, 9,284,371, 9,290,568, 9,315,574, 9,328,165, 9,334,319, 9,339,610, 9,346,879, 9,359,434, 9,499,614, 9,499,616, 9,505,834, 9,512,216, 9,522,953, 9,546,212, 9,550,826, 9,624,295, 9,669,093, 9,683,033, 9,708,400, 9,957,318, 11,147,782, 11,167,030, and 11,191,834 in the event that the Alvotech aBLA Product is approved before any of these patents expire.2

38. For the reasons described above, among others, the submission of Alvotech’s aBLA was suit-related conduct with a substantial connection to Illinois and this District, the exercise of personal jurisdiction over Alvotech does not offend traditional notions of fair play and substantial justice, and this Court may properly exercise personal jurisdiction over Alvotech.

VENUE

39. Venue lies in this District pursuant to 28 U.S.C. § 1391, including because, inter alia, Alvotech is a foreign entity, and thus is subject to suit in any jurisdiction in the United States including the Northern District of Illinois. 28 U.S.C. § 1391(c).

THE PARTIES’ EXCHANGES UNDER THE BPCIA

40. On information and belief, in late August or early September 2020, Alvotech submitted aBLA No. 761205 to the FDA pursuant to the BPCIA, specifically 42 U.S.C. § 262(k), requesting that its biosimilar adalimumab product AVT02 be licensed for commercial sale by relying on AbbVie’s demonstration that HUMIRA® is safe, pure, and potent. The BPCIA provides an abbreviated pathway for approval of a biologic product that is “biosimilar” to a “reference product.” Alvotech has demonstrated its intention to utilize AbbVie’s data and work discovering and developing adalimumab through the use of the abbreviated BPCIA biosimilar pathway.

[2]

U.S. Patent Nos. 8,420,081, 8,926,975, 8,961,973, and 9,085,619 are the subject of AbbVie’s first infringement suit against Alvotech. See AbbVie Inc. and AbbVie Biotechnology Ltd v. Alvotech hf., Civ. No. 1:21-cv-02258 (N.D. Ill. Apr. 27, 2021) (Lee, J.).

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41. To facilitate the protection of biologic innovators’ patent rights, Congress created an act of infringement related to the submission of an application under subsection 262(k), see 35

U.S.C. § 271(e)(2)(C), and enumerated a set of pre-litigation exchanges under the BPCIA that are outlined at 42 U.S.C. § 262(l). The subsection (l) procedures are intended to ensure that the maker of an innovative biologic product that is the subject of a biosimilar application will have sufficient time and opportunity to enforce its patent rights before a biosimilar product enters the market. The BPCIA also requires that a subsection (k) applicant give at least 180 days’ notice before the first commercial marketing of a biosimilar licensed by the FDA. 42 U.S.C. § 262(l)(8)(A). The statute specifically contemplates injunctive relief, including preliminary injunctive relief, to prevent unlawful infringement.

42. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

43. On November 5, 2020, Alvotech contacted AbbVie and indicated that it had submitted an aBLA to the FDA and that the FDA accepted the aBLA for review. Subsequently, in a November 19, 2020 press release, Alvotech announced that the FDA had accepted the aBLA for review.

44. In November 2020, the parties began exchanging information in accordance with the procedures outlined in the BPCIA. On or about November 5, 2020, Alvotech provided outside counsel for AbbVie, and AbbVie’s designated in-house attorneys in North Chicago, with access to Alvotech’s aBLA.

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45. On January 4, 2021, pursuant to 42 U.S.C. § 262(l)(3)(A), AbbVie provided Alvotech with its list of patents for which it believed a claim of patent infringement could be reasonably asserted against Alvotech’s aBLA Product (“AbbVie’s 3A List”). This list identified 63 patents from among the more than 100 patents in the HUMIRA® estate. AbbVie also asked that, “[i]n the event that Alvotech asserts that any of the listed patents are either not infringed or invalid pursuant to Section (l)(3)(B)(ii)(I), Alvotech should identify and provide copies of any documentary evidence supporting those assertions to AbbVie’s outside counsel . . . so that AbbVie may fully consider it.”

46. Despite having a sixty-day statutory period to evaluate AbbVie’s 3A List, just ten days later, on January 14, 2021, Alvotech responded by providing AbbVie with statements pursuant to 42 U.S.C. § 262(l)(3)(B) contesting Alvotech’s infringement of certain patents and the validity of those patents. Despite AbbVie’s requests, Alvotech did not provide any additional evidence (e.g., additional manufacturing documents or product information beyond that contained in the aBLA) relating to its non-infringement contentions. This lack of information was compounded by the fact that for several patents, Alvotech failed to provide any support for its non-infringement positions.

47. On March 15, 2021, AbbVie provided Alvotech with its detailed statement pursuant to 42 U.S.C. § 262(l)(3)(C) (AbbVie’s “3C Statement”). AbbVie’s nearly 2,000-page 3C Statement shows that AbbVie reasonably believes that the Alvotech aBLA Product, AVT02, would infringe the following 62 AbbVie patents (AbbVie removed one of the patents from its prior list) and that those patent claims are valid and enforceable:

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	U.S. Patent No.	Lead Inventor	Title
1.	6,805,686	Fathallah	Autoinjector with Extendable Needle Protector Shroud

2.	8,231,876	Wan	Purified Antibody Composition

3.	8,420,081	Fraunhofer	Antibody Formulations and Methods of Making Same

4.	8,663,945	Pla	Methods of Producing Anti-TNF-Alpha Antibodies in Mammalian Cell Culture

5.	8,708,968	Julian	Removal of Needle Shields from Syringes and Automatic Injection Devices

6.	8,715,664	Hoffman	Use of Human TNFα Antibodies for Treatment of Erosive Polyarthritis

7.	8,808,700	Hoffman	Use of TNF Alpha Inhibitor for Treatment of Erosive Polyarthritis

8.	8,883,156	Wan	Purified Antibody Composition

9.	8,889,136	Hoffman	Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders

10.	8,895,009	Wan	Purified Antibody Composition

11.	8,906,372	Wan	Purified Antibody Composition

12.	8,906,373	Banerjee	Use of TNF-Alpha Inhibitor for Treatment of Psoriasis

13.	8,906,646	Pla	Fed-Batch Method of Making Human Anti-TNF-Alpha Antibody

14.	8,911,737	Fischkoff	Methods of Administering Anti-TNFα Antibodies

15.	8,911,964	Pla	Fed-Batch Method of Making Human Anti-TNF-Alpha Antibody

16.	8,916,153	Wan	Purified Antibody Composition

17.	8,926,975	Wong	Method of Treating Ankylosing Spondylitis

18.	8,961,973	Hoffman	Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders

19.	8,961,974	Hoffman	Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders

20.	8,974,790	Fischkoff	Methods of Administering Anti-TNFα Antibodies

21.	8,986,693	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriasis

22.	8,992,926	Fischkoff	Methods of Administering Anti-TNFα Antibodies

23.	8,999,337	Medich	Methods for Treating Juvenile Idiopathic Arthritis by Inhibition of TNFα

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	U.S. Patent No.	Lead Inventor	Title
24.	9,061,005	Hoffman	Multiple-Variable Dose Regimen for Treating Idiopathic Inflammatory Bowel Disease

25.	9,062,106	Bengea	Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins

26.	9,067,992	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriatic Arthritis

27.	9,085,618	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

28.	9,085,619	Fraunhofer	Anti-TNF Antibody Formulations

29.	9,085,620	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriatic Arthritis

30.	9,090,688	Bengea	Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins

31.	9,090,689	Hoffman	Use of TNFα Inhibitor for Treatment of Psoriasis

32.	9,090,867	Pla	Fed-Batch Method of Making Anti-TNF-Alpha Antibody

33.	9,096,666	Wan	Purified Antibody Composition

34.	9,102,723	Wan	Purified Antibody Composition

35.	9,150,645	Subramanian	Cell Culture Methods to Reduce Acidic Species

36.	9,181,337	Subramanian	Modulated Lysine Variant Species Compositions and Methods for Producing and Using the Same

37.	9,181,572	Subramanian	Methods to Modulate Lysine Variant Distribution

38.	9,187,559	Hoffman	Multiple-Variable Dose Regimen for Treating Idiopathic Inflammatory Bowel Disease

39.	9,234,032	Pla	Fed-Batch Methods for Producing Adalimumab

40.	9,266,949	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

41.	9,273,132	Wan	Purified Antibody Composition

42.	9,284,370	Medich	Methods for Treating Juvenile Idiopathic Arthritis

43.	9,284,371	Pla	Methods of Producing Adalimumab

44.	9,290,568	Rives	Methods to Control Protein Heterogeneity

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	U.S. Patent No.	Lead Inventor	Title
45.	9,315,574	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

46.	9,328,165	Wan	Purified Antibody Composition

47.	9,334,319	Ramasubramanyan	Low Acidic Species Compositions

48.	9,339,610	Julian	Removal of Needle Shield from Syringes and Automatic Injection Devices

49.	9,346,879	Ramasubramanyan	Protein Purification Methods to Reduce Acidic Species

50.	9,359,434	Subramanian	Cell Culture Methods to Reduce Acidic Species

51.	9,499,614	Hossler	Methods for Modulating Protein Glycosylation Profiles of Recombinant Protein Therapeutics Using Monosaccharides and Oligosaccharides

52.	9,499,616	Subramanian	Modulated Lysine Variant Species Compositions and Methods for Producing and Using the Same

53.	9,505,834	Bengea	Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins

54.	9,512,216	Hoffman	Use of TNFα Inhibitor

55.	9,522,953	Ramasubramanyan	Low Acidic Species Compositions and Methods for Producing and Using the Same

56.	9,546,212	Fischkoff	Methods of Administering Anti-TNFα Antibodies

57.	9,550,826	Labkovsky	Glycoengineered Binding Protein Compositions

58.	9,624,295	Medich	Uses and Compositions for Treatment of Psoriatic Arthritis

59.	9,669,093	Medich	Methods for Treating Juvenile Idiopathic Arthritis

60.	9,683,033	Subramanian	Cell Culture Methods to Reduce Acidic Species

61.	9,708,400	Subramanian	Methods to Modulate Lysine Variant Distribution

62.	9,957,318	Ramasubramanyan	Protein Purification Methods to Reduce Acidic Species

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48. After AbbVie provided its 3C Statement, on March 23, 2021, Alvotech proposed that only four of the 62 patents, namely U.S. Pat. Nos. 8,420,081, 8,926,975, 8,961,973, and 9,085,619, be the subject of the 42 U.S.C. § 262(l)(6) suit. Alvotech had the right under the BPCIA to select all 62 patents, or any subset of those patents it wanted, but instead proposed litigating just four in this first round of litigation.

49. On March 29, 2021, AbbVie wrote to Alvotech, explaining that litigating only these four patents would not resolve all issues of patent infringement with respect to the Alvotech aBLA Product and that, unless Alvotech chose to include them in the first phase of litigation, the remaining patents would still need to be addressed in a second phase of litigation as contemplated by the BPCIA. See 42 U.S.C. § 262(l)(8). Despite this express notice, Alvotech chose to move forward with only four patents as the subject of the initial 42 U.S.C. § 262(l)(6) litigation.

50. On April 27, 2021, AbbVie brought the first action in this District to adjudicate Alvotech’s infringement of the four AbbVie patents that Alvotech selected for the first phase of litigation prescribed by the BPCIA. See AbbVie Inc. v. Alvotech hf., Civ. No. 1:21-cv-02258 (N.D. Ill. Apr. 27, 2021) (Lee, J.). Alvotech waived service of summons, and its counsel entered appearances shortly thereafter. Id. at Dkts. 9-12, 21-24.

51. On May 11, 2021, without answering or otherwise responding to the complaint pending in this District, Alvotech filed an improper declaratory judgment action on those same four patents in the Eastern District of Virginia in an effort to change courts. Alvotech USA Inc. and Alvotech hf. v. AbbVie Inc. and AbbVie Biotechnology Ltd, Civ. No. 2:21-cv-00265 (E.D. Va. May 11, 2021) (Jackson, J.). The Virigina court granted AbbVie’s request to transfer the case to this Court, and Alvotech subsequently dismissed its declaratory judgment case without prejudice. Alvotech USA Inc. and Alvotech hf. v. AbbVie Inc. and AbbVie Biotechnology Ltd, Civ. No. 1:21-cv-05645, Dkt. 54 (N.D. Ill. May 11, 2021).

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52. On the same day that Alvotech filed its improper declaratory judgment action, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A). After Alvotech provided its notice of commercial marketing, AbbVie requested information regarding the degree of immediacy of Alvotech’s marketing plans, but Alvotech declined to provide any such information. In view of Alvotech’s notice indicating that it intended to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so and as soon as 180 days from its date of providing the notice, AbbVie brought a second action under 42 U.S.C. § 262(l)(8) on its remaining 58 patents. Although Alvotech has agreed to refrain from marketing until after the court issues a decision on the ten patents that will be subject of the August 2022 trial, Alvotech continues to state that it intends to market AVT02 as soon as possible.

53. On August 10, 2021, the USPTO issued U.S. Pat. No. 11,083,792. AbbVie provided Alvotech notice of the issuance that same day under 42 U.S.C. § 262(l)(7).

54. On September 2, 2021, the Court scheduled a bench trial in August 2022 on ten AbbVie patents from the two filed actions. See 9/2/2021 Hearing Tr. at 9:16-22, 16:4-6, 21:17-18, 23:5-7. In addition, the Order indicated that AbbVie would amend its complaint in the second-filed action to add U.S. Patent Nos. 11,083,792 and the patent issuing from U.S. Patent Application No. 17/137,201 (U.S. Patent No. 11,167,030), as well as a third patent that had not yet issued and would not be part of the ten AbbVie patents to be tried in August 2022, i.e., the patent issuing from U.S. Patent Application No. 17/137,246 (U.S. Patent No. 11,191,834). Dkt. 53 at 3. Additionally, Alvotech represented to the Court that it would not launch its proposed biosimilar product in the United States prior to the issuance of the Court’s decision on the ten patents that will be subject of the August 2022 trial. Id. at 7:23-9:13; see also Dkt. 53 at ¶ 13. The Court plans to issue its decision by the end of October 2022 on those ten patents. Dkt. 53 at ¶ 13.

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55. On September 3, 2021, AbbVie identified the ten patents that will be subject to a first trial: U.S. Patent Nos. 6,805,686, 8,926,975, 8,961,973, 8,999,337, 9,067,992, 9,085,619, 9,187,559, 9,512,216, 11,083,792, and the patent issuing from U.S. Patent Application No. 17/137,201 (U.S. Patent No. 11,167,030).

56. On September 20, 2021, the Court entered a Scheduling and Discovery Order (9/20/21 Order) for the first action in this District and the instant action that included parameters for discovery and trial related to the ten patents that will be subject to a first trial. Dkt. 53.

57. On November 9, 2021, the USPTO issued U.S. Pat. No. 11,167,030. AbbVie provided Alvotech notice of the issuance that same day under 42 U.S.C. § 262(l)(7).

58. On November 12, 2021, AbbVie filed a first amended complaint in the instant action to add U.S. Patent Nos. 11,083,792 and 11,167,030 pursuant to the 9/20/21 Order. Dkt. 53 at 3.

59. On December 7, 2021, the USPTO issued U.S. Pat. No. 11,191,834. AbbVie provided Alvotech notice of the issuance that same day under 42 U.S.C. § 262(l)(7).

THE ALVOTECH aBLA PRODUCT

60. Alvotech has undertaken the development of a proposed biosimilar to AbbVie’s HUMIRA® (adalimumab) product.

61. Alvotech has submitted an aBLA to the FDA seeking approval to market in the United States a biosimilar version of AbbVie’s HUMIRA® (adalimumab) product.

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62. On November 19, 2020, Alvotech publicly announced that the FDA had accepted its submission of an aBLA with the FDA for AVT02, a biosimilar candidate to HUMIRA® (adalimumab). See Exhibit 5.

63. Alvotech stated that “AVT02 is a monoclonal antibody (mAb) and a proposed biosimilar to HUMIRA® (adalimumab)” and that “AVT02 is highly similar to its reference product in terms of structure and function.” See id. Alvotech further stated that “AVT02 is a proposed biosimilar to the reference product HUMIRA® (adalimumab) with high concentration (100mg/mL) dosage forms . . . matching the newest dosage forms of the reference product.” Id.

64. Alvotech stated that its “filings were based on the results of a comprehensive development program and data package comprising of a totality of evidence demonstrating a high degree of similarity of AVT02 compared to its reference product.” See id.

65. Alvotech has completed clinical trials with AVT02, testing its use in subjects with moderate to severe chronic psoriasis and has relied on these clinical trials to support Alvotech’s aBLA. See Exhibit 8; see also Exhibit 9. Alvotech is also sponsoring ongoing clinical trials testing the use of AVT02 in subjects with moderate to severe active rheumatoid arthritis.

66. The FDA has not yet approved Alvotech’s proposed biosimilar product.

67. Alvotech has committed a statutory act of patent infringement under 35 U.S.C. § 271(e)(2)(C) by submitting an application seeking approval of a biological product with respect to patents identified by AbbVie pursuant to 42 U.S.C. § 262(l)(3)(A)(i).

ABBVIE’S ADALIMUMAB PATENTS

68. In the course of developing HUMIRA®, AbbVie has obtained more than 100 patents related to HUMIRA®, including its administration, its formulation, the processes for its manufacture, and the devices for its administration.

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69. AbbVie asserts the following 61 patents in this suit (the “AbbVie Patents”).

U.S. Patent No. 6,805,686

70. U.S. Patent No. 6,805,686 (the “’686 patent”), titled “Autoinjector with Extendable Needle Protector Shroud,” was duly and legally issued by the USPTO on October 19, 2004. A true and correct copy of the ’686 patent is attached as Exhibit 10.

71. AbbVie Inc. is the owner by assignment of the ’686 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’686 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’686 patent.

U.S. Patent No. 8,231,876

72. U.S. Patent No. 8,231,876 (the “’876 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on July 31, 2012. A true and correct copy of the ’876 patent is attached as Exhibit 11.

73. ABL is the owner by assignment of the ’876 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’876 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’876 patent.

U.S. Patent No. 8,663,945

74. U.S. Patent No. 8,663,945 (the “’945 patent”), titled “Methods of Producing Anti-TNF-Alpha Antibodies in Mammalian Cell Culture,” was duly and legally issued by the USPTO on March 4, 2014. A true and correct copy of the ’945 patent is attached as Exhibit 12.

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75. AbbVie Inc. is the owner by assignment of the ’945 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’945 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’945 patent.

U.S. Patent No. 8,708,968

76. U.S. Patent No. 8,708,968 (the “’968 patent”), titled “Removal of Needle Shields from Syringes and Automatic Injection Devices,” was duly and legally issued by the USPTO on April 29, 2014. A true and correct copy of the ’968 patent is attached as Exhibit 13.

77. ABL is a co-owner by assignment of the ’968 patent. ABL has the right to initiate patent infringement litigation involving the ’968 patent against Alvotech and has sole and exclusive control over enforcement and defense of the ’968 patent against Alvotech.

U.S. Patent No. 8,715,664

78. U.S. Patent No. 8,715,664 (the “’664 patent”), titled “Use of Human TNFα Antibodies for Treatment of Erosive Polyarthritis,” was duly and legally issued by the USPTO on May 6, 2014. A true and correct copy of the ’664 patent is attached as Exhibit 14.

79. ABL is the owner by assignment of the ’664 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’664 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’664 patent.

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U.S. Patent No. 8,808,700

80. U.S. Patent No. 8,808,700 (the “’700 patent”), titled “Use of TNF Alpha Inhibitor for Treatment of Erosive Polyarthritis,” was duly and legally issued by the USPTO on August 19, 2014. A true and correct copy of the ’700 patent is attached as Exhibit 15.

81. ABL is the owner by assignment of the ’700 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’700 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’700 patent.

U.S. Patent No. 8,883,156

82. U.S. Patent No. 8,883,156 (the “’156 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on November 11, 2014. A true and correct copy of the ’156 patent is attached as Exhibit 16.

83. ABL is the owner by assignment of the ’156 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’156 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’156 patent.

U.S. Patent No. 8,889,136

84. U.S. Patent No. 8,889,136 (the “’136 patent”), titled “Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders,” was duly and legally issued by the USPTO on November 18, 2014. A true and correct copy of the ’136 patent is attached as Exhibit 17.

85. ABL is the owner by assignment of the ’136 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’136 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’136 patent.

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U.S. Patent No. 8,895,009

86. U.S. Patent No. 8,895,009 (the “’009 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on November 25, 2014. A true and correct copy of the ’009 patent is attached as Exhibit 18.

87. ABL is the owner by assignment of the ’009 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’009 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’009 patent.

U.S. Patent No. 8,906,372

88. U.S. Patent No. 8,906,372 (the “’372 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on December 9, 2014. A true and correct copy of the ’372 patent is attached as Exhibit 19.

89. ABL is the owner by assignment of the ’372 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’372 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’372 patent.

U.S. Patent No. 8,906,373

90. U.S. Patent No. 8,906,373 (the “’373 patent”), titled “Use of TNF-Alpha Inhibitor for Treatment of Psoriasis,” was duly and legally issued by the USPTO on December 9, 2014. A true and correct copy of the ’373 patent is attached as Exhibit 20.

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91. ABL is the owner by assignment of the ’373 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’373 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’373 patent.

U.S. Patent No. 8,906,646

92. U.S. Patent No. 8,906,646 (the “’646 patent”), titled “Fed-Batch Method of Making Human Anti-TNF-Alpha Antibody,” was duly and legally issued by the USPTO on December 9, 2014. A true and correct copy of the ’646 patent is attached as Exhibit 21.

93. AbbVie Inc. is the owner by assignment of the ’646 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’646 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’646 patent.

U.S. Patent No. 8,911,737

94. U.S. Patent No. 8,911,737 (the “’737 patent”), titled “Methods of Administering Anti-TNFα Antibodies,” was duly and legally issued by the USPTO on December 16, 2014. A true and correct copy of the ’737 patent is attached as Exhibit 22.

95. ABL is the owner by assignment of the ’737 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’737 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’737 patent.

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U.S. Patent No. 8,911,964

96. U.S. Patent No. 8,911,964 (the “’964 patent”), titled “Fed-Batch Method of Making Human Anti-TNF-Alpha Antibody,” was duly and legally issued by the USPTO on December 16, 2014. A true and correct copy of the ’964 patent is attached as Exhibit 23.

97. AbbVie Inc. is the owner by assignment of the ’964 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’964 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’964 patent.

U.S. Patent No. 8,916,153

98. U.S. Patent No. 8,916,153 (the “’153 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on December 23, 2014. A true and correct copy of the ’153 patent is attached as Exhibit 24.

99. ABL is the owner by assignment of the ’153 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’153 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’153 patent.

U.S. Patent No. 8,961,974

100. U.S. Patent No. 8,961,974 (the “’974 patent”), titled “Multiple-Variable Dose Regimen for Treating TNFα-Related Disorders,” was duly and legally issued by the USPTO on February 24, 2015. A true and correct copy of the ’974 patent is attached as Exhibit 25.

101. ABL is the owner by assignment of the ’974 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’974 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’974 patent.

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U.S. Patent No. 8,974,790

102. U.S. Patent No. 8,974,790 (the “’790 patent”), titled “Methods of Administering Anti-TNFα Antibodies,” was duly and legally issued by the USPTO on March 10, 2015. A true and correct copy of the ’790 patent is attached as Exhibit 26.

103. ABL is the owner by assignment of the ’790 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’790 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’790 patent.

U.S. Patent No. 8,986,693

104. U.S. Patent No. 8,986,693 (the “’693 patent”), titled “Use of TNFα Inhibitor for Treatment of Psoriasis,” was duly and legally issued by the USPTO on March 24, 2015. A true and correct copy of the ’693 patent is attached as Exhibit 27.

105. ABL is the owner by assignment of the ’693 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’693 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’693 patent.

U.S. Patent No. 8,992,926

106. U.S. Patent No. 8,992,926 (the “’926 patent”), titled “Methods of Administering Anti-TNFα Antibodies,” was duly and legally issued by the USPTO on March 31, 2015. A true and correct copy of the ’926 patent is attached as Exhibit 28.

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107. ABL is the owner by assignment of the ’926 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’926 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’926 patent.

U.S. Patent No. 8,999,337

108. U.S. Patent No. 8,999,337 (the “’9337 patent”), titled “Methods for Treating Juvenile Idiopathic Arthritis by Inhibition of TNFα,” was duly and legally issued by the USPTO on April 7, 2015. A true and correct copy of the ’9337 patent is attached as Exhibit 29.

109. ABL is the owner by assignment of the ’9337 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’9337 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’9337 patent.

U.S. Patent No. 9,061,005

110. U.S. Patent No. 9,061,005 (the “’005 patent”), titled “Multiple-Variable Dose Regimen for Treating Idiopathic Inflammatory Bowel Disease,” was duly and legally issued by the USPTO on June 23, 2015. A true and correct copy of the ’005 patent is attached as Exhibit 30.

111. ABL is the owner by assignment of the ’005 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’005 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’005 patent.

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U.S. Patent No. 9,062,106

112. U.S. Patent No. 9,062,106 (the “’106 patent”), titled “Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins,” was duly and legally issued by the USPTO on June 23, 2015. A true and correct copy of the ’106 patent is attached as Exhibit 31.

113. AbbVie Inc. is the owner by assignment of the ’106 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’106 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’106 patent.

U.S. Patent No. 9,067,992

114. U.S. Patent No. 9,067,992 (the “’992 patent”), titled “Use of TNFα Inhibitor for Treatment of Psoriatic Arthritis,” was duly and legally issued by the USPTO on June 30, 2015. A true and correct copy of the ’992 patent is attached as Exhibit 32.

115. ABL is the owner by assignment of the ’992 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’992 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’992 patent.

U.S. Patent No. 9,085,618

116. U.S. Patent No. 9,085,618 (the “’618 patent”), titled “Low Acidic Species Compositions and Methods for Producing and Using the Same,” was duly and legally issued by the USPTO on July 21, 2015. A true and correct copy of the ’618 is attached as Exhibit 33.

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117. AbbVie Inc. is the owner by assignment of the ’618 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’618 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’618 patent.

U.S. Patent No. 9,085,620

118. U.S. Patent No. 9,085,620 (the “’620 patent”), titled “Use of TNFα Inhibitor for Treatment of Psoriatic Arthritis,” was duly and legally issued by the USPTO on July 21, 2015. A true and correct copy of the ’620 patent is attached as Exhibit 34.

119. ABL is the owner by assignment of the ’620 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’620 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’620 patent.

U.S. Patent No. 9,090,688

120. U.S. Patent No. 9,090,688 (the “’688 patent”), titled “Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins,” was duly and legally issued by the USPTO on July 28, 2015. A true and correct copy of the ’688 patent is attached as Exhibit 35.

121. AbbVie Inc. is the owner by assignment of the ’688 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’688 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’688 patent.

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U.S. Patent No. 9,090,689

122. U.S. Patent No. 9,090,689 (the “’689 patent”), titled “Use of TNFα Inhibitor for Treatment of Psoriasis,” was duly and legally issued by the USPTO on July 28, 2015. A true and correct copy of the ’689 patent is attached as Exhibit 36.

123. ABL is the owner by assignment of the ’689 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’689 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’689 patent.

U.S. Patent No. 9,090,867

124. U.S. Patent No. 9,090,867 (the “’867 patent”), titled “Fed-Batch Method of Making Anti-TNF-Alpha Antibody,” was duly and legally issued by the USPTO on July 28, 2015. A true and correct copy of the ’867 patent is attached as Exhibit 37.

125. AbbVie Inc. is the owner by assignment of the ’867 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’867 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’867 patent.

U.S. Patent No. 9,096,666

126. U.S. Patent No. 9,096,666 (the “’666 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on August 4, 2015. A true and correct copy of the ’666 patent is attached as Exhibit 38.

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127. ABL is the owner by assignment of the ’666 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’666 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’666 patent.

U.S. Patent No. 9,102,723

128. U.S. Patent No. 9,102,723 (the “’723 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on August 11, 2015. A true and correct copy of the ’723 patent is attached as Exhibit 39.

129. ABL is the owner by assignment of the ’723 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’723 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’723 patent.

U.S. Patent No. 9,150,645

130. U.S. Patent No. 9,150,645 (the “’645 patent”), titled “Cell Culture Methods to Reduce Acidic Species,” was duly and legally issued by the USPTO on October 6, 2015. A true and correct copy of the ’645 patent is attached as Exhibit 40.

131. AbbVie Inc. is the owner by assignment of the ’645 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’645 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’645 patent.

U.S. Patent No. 9,181,337

132. U.S. Patent No. 9,181,337 (the “’1337 patent”), titled “Modulated Lysine Variant Species Compositions and Methods for Producing and Using the Same,” was duly and legally issued by the USPTO on November 10, 2015. A true and correct copy of the ’1337 patent is attached as Exhibit 41.

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133. AbbVie Inc. is the owner by assignment of the ’1337 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’1337 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’1337 patent.

U.S. Patent No. 9,181,572

134. U.S. Patent No. 9,181,572 (the “’572 patent”), titled “Methods to Modulate Lysine Variant Distribution,” was duly and legally issued by the USPTO on November 10, 2015. A true and correct copy of the ’572 patent is attached as Exhibit 42.

135. AbbVie Inc. is the owner by assignment of the ’572 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’572 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’572 patent.

U.S. Patent No. 9,187,559

136. U.S. Patent No. 9,187,559 (the “’559 patent”), titled “Multiple-Variable Dose Regimen for Treating Idiopathic Inflammatory Bowel Disease,” was duly and legally issued by the USPTO on November 17, 2015. A true and correct copy of the ’559 patent is attached as Exhibit 43.

137. ABL is the owner by assignment of the ’559 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’559 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’559 patent.

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U.S. Patent No. 9,234,032

138. U.S. Patent No. 9,234,032 (the “’032 patent”), titled “Fed-Batch Methods for Producing Adalimumab,” was duly and legally issued by the USPTO on January 12, 2016. A true and correct copy of the ’032 patent is attached as Exhibit 44.

139. AbbVie Inc. is the owner by assignment of the ’032 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’032 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’032 patent.

U.S. Patent No. 9,266,949

140. U.S. Patent No. 9,266,949 (the “’949 patent”), titled “Low Acidic Species Compositions and Methods for Producing and Using the Same,” was duly and legally issued by the USPTO on February 23, 2016. A true and correct copy of the ’949 patent is attached as Exhibit 45.

141. AbbVie Inc. is the owner by assignment of the ’949 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’949 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’949 patent.

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U.S. Patent No. 9,273,132

142. U.S. Patent No. 9,273,132 (the “’132 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on March 1, 2016. A true and correct copy of the ’132 patent is attached as Exhibit 46.

143. ABL is the owner by assignment of the ’132 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’132 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’132 patent.

U.S. Patent No. 9,284,370

144. U.S. Patent No. 9,284,370 (the “’370 patent”), titled “Methods for Treating Juvenile Idiopathic Arthritis,” was duly and legally issued by the USPTO on March 15, 2016. A true and correct copy of the ’370 patent is attached as Exhibit 47.

145. ABL is the owner by assignment of the ’370 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’370 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’370 patent.

U.S. Patent No. 9,284,371

146. U.S. Patent No. 9,284,371 (the “’371 patent”), titled “Methods of Producing Adalimumab,” was duly and legally issued by the USPTO on March 15, 2016. A true and correct copy of the ’371 patent is attached as Exhibit 48.

147. AbbVie Inc. is the owner by assignment of the ’371 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’371 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’371 patent.

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U.S. Patent No. 9,290,568

148. U.S. Patent No. 9,290,568 (the “’568 patent”), titled “Methods to Control Protein Heterogeneity,” was duly and legally issued by the USPTO on March 22, 2016. A true and correct copy of the ’568 patent is attached as Exhibit 49.

149. AbbVie Inc. is the owner by assignment of the ’568 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’568 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’568 patent.

U.S. Patent No. 9,315,574

150. U.S. Patent No. 9,315,574 (the “’574 patent”), titled “Low Acidic Species Compositions and Methods for Producing and Using the Same,” was duly and legally issued by the USPTO on April 19, 2016. A true and correct copy of the ’574 patent is attached as Exhibit 50.

151. AbbVie Inc. is the owner by assignment of the ’574 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’574 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’574 patent.

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U.S. Patent No. 9,328,165

152. U.S. Patent No. 9,328,165 (the “’165 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on May 3, 2016. A true and correct copy of the ’165 patent is attached as Exhibit 51.

153. ABL is the owner by assignment of the ’165 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’165 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’165 patent.

U.S. Patent No. 9,334,319

154. U.S. Patent No. 9,334,319 (the “’319 patent”), titled “Low Acidic Species Compositions,” was duly and legally issued by the USPTO on May 10, 2016. A true and correct copy of the ’319 patent is attached as Exhibit 52.

155. AbbVie Inc. is the owner by assignment of the ’319 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’319 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’319 patent.

U.S. Patent No. 9,339,610

156. U.S. Patent No. 9,339,610 (the “’610 patent”), titled “Removal of Needle Shield from Syringes and Automatic Injection Devices,” was duly and legally issued by the USPTO on May 17, 2016. A true and correct copy of the ’610 patent is attached as Exhibit 53.

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157. ABL is a co-owner by assignment of the ’610 patent. ABL has the right to initiate patent infringement litigation involving the ’610 patent against Alvotech and has sole and exclusive control over enforcement and defense of the ’610 patent against Alvotech.

U.S. Patent No. 9,346,879

158. U.S. Patent No. 9,346,879 (the “’879 patent”), titled “Protein Purification Methods to Reduce Acidic Species,” was duly and legally issued by the USPTO on May 24, 2016. A true and correct copy of the ’879 patent is attached as Exhibit 54.

159. AbbVie Inc. is the owner by assignment of the ’879 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’879 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’879 patent.

U.S. Patent No. 9,359,434

160. U.S. Patent No. 9,359,434 (the “’434 patent”), titled “Cell Culture Methods to Reduce Acidic Species,” was duly and legally issued by the USPTO on June 7, 2016. A true and correct copy of the ’434 patent is attached as Exhibit 55.

161. AbbVie Inc. is the owner by assignment of the ’434 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’434 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’434 patent.

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U.S. Patent No. 9,499,614

162. U.S. Patent No. 9,499,614 (the “’614 patent”), titled “Methods for Modulating Protein Glycosylation Profiles of Recombinant Protein Therapeutics Using Monosaccharides and Oligosaccharides,” was duly and legally issued by the USPTO on November 22, 2016. A true and correct copy of the ’614 patent is attached as Exhibit 56.

163. AbbVie Inc. is the owner by assignment of the ’614 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’614 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’614 patent.

U.S. Patent No. 9,499,616

164. U.S. Patent No. 9,499,616 (the “’616 patent”), titled “Modulated Lysine Variant Species Compositions and Methods for Producing and Using the Same,” was duly and legally issued by the USPTO on November 22, 2016. A true and correct copy of the ’616 patent is attached as Exhibit 57.

165. AbbVie Inc. is the owner by assignment of the ’616 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’616 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’616 patent.

U.S. Patent No. 9,505,834

166. U.S. Patent No. 9,505,834 (the “’834 patent”), titled “Methods for Controlling the Galactosylation Profile of Recombinantly-Expressed Proteins,” was duly and legally issued by the USPTO on November 29, 2016. A true and correct copy of the ’834 patent is attached as Exhibit 58.

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167. AbbVie Inc. is the owner by assignment of the ’834 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’834 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’834 patent.

U.S. Patent No. 9,512,216

168. U.S. Patent No. 9,512,216 (the “’216 patent”), titled “Use of TNFα Inhibitor,” was duly and legally issued by the USPTO on December 6, 2016. A true and correct copy of the ’216 patent is attached as Exhibit 59.

169. ABL is the owner by assignment of the ’216 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’216 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’216 patent.

U.S. Patent No. 9,522,953

170. U.S. Patent No. 9,522,953 (the “’953 patent”), titled “Low Acidic Species Compositions and Methods for Producing and Using the Same,” was duly and legally issued by the USPTO on December 20, 2016. A true and correct copy of the ’953 patent is attached as Exhibit 60.

171. AbbVie Inc. is the owner by assignment of the ’953 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’953 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’953 patent.

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U.S. Patent No. 9,546,212

172. U.S. Patent No. 9,546,212 (the “’212 patent”), titled “Methods of Administering Anti-TNFα Antibodies,” was duly and legally issued by the USPTO on January 17, 2017. A true and correct copy of the ’212 patent is attached as Exhibit 61.

173. ABL is the owner by assignment of the ’212 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’212 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’212 patent.

U.S. Patent No. 9,550,826

174. U.S. Patent No. 9,550,826 (the “’826”), titled “Glycoengineered Binding Protein Compositions,” was duly and legally issued by the USPTO on January 24, 2017. A true and correct copy of the ’826 patent is attached as Exhibit 62.

175. AbbVie Inc. is the owner by assignment of the ’826 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’826 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’826 patent.

U.S. Patent No. 9,624,295

176. U.S. Patent No. 9,624,295 (the “’295 patent”), titled “Uses and Compositions for Treatment of Psoriatic Arthritis,” was duly and legally issued by the USPTO on April 18, 2017. A true and correct copy of the ’295 patent is attached as Exhibit 63.

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177. ABL is the owner by assignment of the ’295 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’295 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’295 patent.

U.S. Patent No. 9,669,093

178. U.S. Patent No. 9,669,093 (the “’093 patent”), titled “Methods for Treating Juvenile Idiopathic Arthritis,” was duly and legally issued by the USPTO on June 6, 2017. A true and correct copy of the ’093 patent is attached as Exhibit 64.

179. ABL is the owner by assignment of the ’093 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’093 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’093 patent.

U.S. Patent No. 9,683,033

180. U.S. Patent No. 9,683,033 (the “’033 patent”), titled “Cell Culture Methods to Reduce Acidic Species,” was duly and legally issued by the USPTO on June 20, 2017. A true and correct copy of the ’033 patent is attached as Exhibit 65.

181. AbbVie Inc. is the owner by assignment of the ’033 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’033 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’033 patent.

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U.S. Patent No. 9,708,400

182. U.S. Patent No. 9,708,400 (the “’400 patent”), titled “Methods to Modulate Lysine Variant Distribution,” was duly and legally issued by the USPTO on July 18, 2017. A true and correct copy of the ’400 patent is attached as Exhibit 66.

183. AbbVie Inc. is the owner by assignment of the ’400 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’400 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’400 patent.

U.S. Patent No. 9,957,318

184. U.S. Patent No. 9,957,318 (the “’318 patent”), titled “Protein Purification Methods to Reduce Acidic Species,” was duly and legally issued by the USPTO on May 1, 2018. A true and correct copy of the ’318 patent is attached as Exhibit 67.

185. AbbVie Inc. is the owner by assignment of the ’318 patent. ABL is exclusively licensed to import, have imported, manufacture, or have manufactured products, and to use methods that would infringe the ’318 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’318 patent.

U.S. Patent No. 11,083,792

186. U.S. Patent No. 11,083,792 (the “’792 patent”), titled “Purified Antibody Composition,” was duly and legally issued by the USPTO on August 10, 2021. A true and correct copy of the ’792 patent is attached as Exhibit 68.

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187. ABL is the owner by assignment of the ’792 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’792 patent in the United States. ABL and AbbVie Inc. together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’792 patent.

U.S. Patent No. 11,167,030

188. U.S. Patent No. 11,167,030 (the “’030 patent”), titled “Protein Formulations and Methods of Making Same,” was duly and legally issued by the USPTO on November 9, 2021. A true and correct copy of the ’030 patent is attached as Exhibit 69.

189. ABL is the owner by assignment of the ’030 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’030 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’030 patent.

U.S. Patent No. 11,191,834

190. U.S. Patent No. 11,191,834 (the “’1834 patent”), titled “Protein Formulations and Methods of Making Same,” was duly and legally issued by the USPTO on December 7, 2021. A true and correct copy of the ’1834 patent is attached as Exhibit 71.

191. ABL is the owner by assignment of the ’1834 patent. AbbVie Inc. is exclusively licensed to offer for sale, sell, or have sold through distributors products that would infringe the ’1834 patent in the United States. AbbVie Inc. and ABL together hold the exclusive right to initiate, control, and defend any patent infringement litigation involving the ’1834 patent.

192. AbbVie included in its disclosures to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(A) and 42 U.S.C. § 262(l)(7), each of the patents described in Counts I-CXXII below.

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193. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for each of the claims described in Counts I-CXXII below.

COUNT I.

INFRINGEMENT OF U.S. PATENT NO. 6,805,686

194. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

195. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

196. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

197. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

198. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

199. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

200. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’686 patent is an act of infringement of one or more claims of the ’686 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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201. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 3, 4, 11, 12, 19-21, and 24 of the ’686 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 3, 4, 11, 12, 19-21, and 24 of the ’686 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’686 patent.

202. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’686 patent, either literally or under the doctrine of equivalents.

203. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product (including the delivery device) directly infringes at least one claim of the ’686 patent, either literally or under the doctrine of equivalents.

204. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 3, 4, 11, 12, 19-21, and 24 of the ’686 patent, either literally or under the doctrine of equivalents.

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205. Alvotech has knowledge of and is aware of the ’686 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

206. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’686 patent.

207. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT II.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 6,805,686

208. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

209. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

210. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

211. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

212. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

213. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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214. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so and 180 days after its notice of commercial marketing.3

215. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’686 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’686 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

216. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 3, 4, 11, 12, 19-21, and 24 of the ’686 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 3, 4, 11, 12, 19-21, and 24 of the ’686 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’686 patent.

[3]

With respect to this paragraph and those therafter concerning Alvotech’s intention to launch, Alvotech has agreed not to launch until after the Court’s decision on the ten patents that are the subject of the August 2022 trial.

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217. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’686 patent, either literally or under the doctrine of equivalents.

218. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product (including the delivery device) directly infringes at least one claim of the ’686 patent, either literally or under the doctrine of equivalents.

219. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 3, 4, 11, 12, 19-21, and 24 of the ’686 patent, either literally or under the doctrine of equivalents.

220. Alvotech has knowledge of and is aware of the ’686 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

221. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’686 patent.

222. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’686 patent.

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223. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT III.

INFRINGEMENT OF U.S. PATENT NO. 8,231,876

224. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

225. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

226. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

227. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

228. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

229. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

230. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’876 patent is an act of infringement of one or more claims of the ’876 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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231. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 3-8, 10-12 of the ’876 patent under at least 35 U.S.C. § 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 3-8 and 10-12 of the ’876 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’876 patent.

232. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’876 patent, either literally or under the doctrine of equivalents.

233. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 3-8 and 10-12 of the ’876 patent, either literally or under the doctrine of equivalents.

234. Alvotech has knowledge of and is aware of the ’876 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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235. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’876 patent.

236. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT IV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,231,876

237. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

238. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

239. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

240. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

241. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

242. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

243. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so and 180 days after its notice of commercial marketing.

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244. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’876 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’876 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

245. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 3-8 and 10-12 of the ’876 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 3-8 and 10-12 of the ’876 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’876 patent.

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246. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’876 patent, either literally or under the doctrine of equivalents.

247. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 3-8 and 10-12 of the ’876 patent, either literally or under the doctrine of equivalents.

248. Alvotech has knowledge of and is aware of the ’876 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

249. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’876 patent.

250. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’876 patent.

251. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT V.

INFRINGEMENT OF U.S. PATENT NO. 8,663,945

252. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

253. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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254. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

255. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

256. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

257. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

258. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’945 patent is an act of infringement of one or more claims of the ’945 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

259. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-3, 5, 6, 9, 10, 12-14, 16, 17, 20, 21, 23-25, 27, 28, 31, 32, 34, 36, and 38 of the ’945 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-

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claim infringement contentions for claims 1-3, 5, 6, 9, 10, 12-14, 16, 17, 20, 21, 23-25, 27, 28, 31, 32, 34, 36, and 38 of the ’945 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’945 patent.

260. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’945 patent, either literally or under the doctrine of equivalents.

261. Alvotech has knowledge of and is aware of the ’945 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

262. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’945 patent.

263. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT VI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,663,945

264. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

265. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

266. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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267. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

268. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

269. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

270. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

271. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’945 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’945 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

272. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either

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directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-3, 5, 6, 9, 10, 12-14, 16, 17, 20, 21, 23-25, 27, 28, 31, 32, 34, 36, and 38 of the ’945 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, 6, 9, 10, 12-14, 16, 17, 20, 21, 23-25, 27, 28, 31, 32, 34, 36, and 38 of the ’945 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’945 patent.

273. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’945 patent, either literally or under the doctrine of equivalents.

274. Alvotech has knowledge of and is aware of the ’945 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

275. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’945 patent.

276. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’945 patent.

277. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT VII.

INFRINGEMENT OF U.S. PATENT NO. 8,708,968

278. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

279. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

280. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

281. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

282. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

283. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

284. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’968 patent is an act of infringement of one or more claims of the ’968 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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285. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 22, 24, 25, and 28-30 of the ’968 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 22, 24, 25, and 28-30 of the ’968 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’968 patent.

286. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’968 patent, either literally or under the doctrine of equivalents.

287. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product (including the delivery device) directly infringes at least one claim of the ’968 patent, either literally or under the doctrine of equivalents.

288. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 22, 24, 25, and 28-30 of the ’968 patent, either literally or under the doctrine of equivalents.

289. Alvotech has knowledge of and is aware of the ’968 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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290. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’968 patent.

291. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT VIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,708,968

292. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

293. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

294. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

295. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

296. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

297. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

298. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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299. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’968 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’968 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

300. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 22, 24, 25, and 28-30 of the ’968 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 22, 24, 25, and 28-30 of the ’968 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’968 patent.

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301. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’968 patent, either literally or under the doctrine of equivalents.

302. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product (including the delivery device) directly infringes at least one claim of the ’968 patent, either literally or under the doctrine of equivalents.

303. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 22, 24, 25, and 28-30 of the ’968 patent, either literally or under the doctrine of equivalents.

304. Alvotech has knowledge of and is aware of the ’968 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

305. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’968 patent.

306. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’968 patent.

307. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT IX.

INFRINGEMENT OF U.S. PATENT NO. 8,715,664

308. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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309. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

310. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

311. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

312. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

313. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

314. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’664 patent is an act of infringement of one or more claims of the ’664 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

315. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 11 and 17 of the ’664 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 11 and 17 of the ’664 patent.

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316. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’664 patent, either literally or under the doctrine of equivalents.

317. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 11 and 17 of the ’664 patent, either literally or under the doctrine of equivalents.

318. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 11 and 17 of the ’664 patent, either literally or under the doctrine of equivalents.

319. Alvotech has knowledge of and is aware of the ’664 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

320. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’664 patent.

321. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT X.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,715,664

322. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

323. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

324. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

325. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

326. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

327. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

328. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

329. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’664 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will

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infringe one or more of the claims of ’664 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

330. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 11 and 17 of the ’664 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 11 and 17 of the ’664 patent.

331. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’664 patent, either literally or under the doctrine of equivalents.

332. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 11 and 17 of the ’664 patent, either literally or under the doctrine of equivalents.

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333. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 11 and 17 of the ’664 patent, either literally or under the doctrine of equivalents.

334. Alvotech has knowledge of and is aware of the ’664 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

335. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’664 patent.

336. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’664 patent.

337. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XI.

INFRINGEMENT OF U.S. PATENT NO. 8,808,700

338. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

339. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

340. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

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341. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

342. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

343. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’700 patent is an act of infringement of one or more claims of the ’700 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

344. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’700 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’700 patent.

345. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’700 patent, either literally or under the doctrine of equivalents.

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346. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-30 of the ’700 patent, either literally or under the doctrine of equivalents.

347. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-30 of the ’700 patent, either literally or under the doctrine of equivalents.

348. Alvotech has knowledge of and is aware of the ’700 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

349. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’700 patent.

350. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,808,700

351. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

352. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

353. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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354. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

355. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

356. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

357. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

358. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’700 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’700 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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359. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’700 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’700 patent.

360. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’700 patent, either literally or under the doctrine of equivalents.

361. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-30 of the ’700 patent, either literally or under the doctrine of equivalents.

362. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-30 of the ’700 patent, either literally or under the doctrine of equivalents.

363. Alvotech has knowledge of and is aware of the ’700 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

364. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’700 patent.

365. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’700 patent.

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366. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XIII.

INFRINGEMENT OF U.S. PATENT NO. 8,883,156

367. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

368. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

369. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

370. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

371. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

372. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’156 patent is an act of infringement of one or more claims of the ’156 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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373. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7 and 10-19 of the ’156 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’156 patent.

374. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’156 patent, either literally or under the doctrine of equivalents.

375. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’156 patent, either literally or under the doctrine of equivalents.

376. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7 and 10-19 of the ’156 patent, either literally or under the doctrine of equivalents.

377. Alvotech has knowledge of and is aware of the ’156 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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378. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’156 patent.

379. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,883,156

380. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

381. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

382. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

383. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

384. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

385. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

386. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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387. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’156 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of the ’156 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

388. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7 and 10-19 of the ’156 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’156 patent.

389. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’156 patent, either literally or under the doctrine of equivalents.

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390. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’156 patent, either literally or under the doctrine of equivalents.

391. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7 and 10-19 of the ’156 patent, either literally or under the doctrine of equivalents.

392. Alvotech has knowledge of and is aware of the ’156 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

393. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’156 patent.

394. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’156 patent.

395. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XV.

INFRINGEMENT OF U.S. PATENT NO. 8,889,136

396. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

397. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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398. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

399. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

400. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

401. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

402. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’136 patent is an act of infringement of one or more claims of the ’136 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

403. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-18 of the ’136 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-18 of the ’136 patent.

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404. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’136 patent, either literally or under the doctrine of equivalents.

405. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-18 of the ’136 patent, either literally or under the doctrine of equivalents.

406. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-18 of the ’136 patent, either literally or under the doctrine of equivalents.

407. Alvotech has knowledge of and is aware of the ’136 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

408. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’136 patent.

409. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,889,136

410. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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411. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

412. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

413. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

414. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

415. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

416. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

417. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’136 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’136 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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418. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-18 of the ’136 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-18 of the ’136 patent.

419. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’136 patent, either literally or under the doctrine of equivalents.

420. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-18 of the ’136 patent, either literally or under the doctrine of equivalents.

421. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-18 of the ’136 patent, either literally or under the doctrine of equivalents.

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422. Alvotech has knowledge of and is aware of the ’136 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

423. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’136 patent.

424. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’136 patent.

425. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XVII.

INFRINGEMENT OF U.S. PATENT NO. 8,895,009

426. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

427. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

428. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

429. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

430. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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431. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

432. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’009 patent is an act of infringement of one or more claims of the ’009 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

433. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7 and 9-13 of the ’009 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’009 patent.

434. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’009 patent, either literally or under the doctrine of equivalents.

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435. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7 and 9-13 of the ’009 patent, either literally or under the doctrine of equivalents.

436. Alvotech has knowledge of and is aware of the ’009 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

437. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’009 patent.

438. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,895,009

439. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

440. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

441. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

442. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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443. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

444. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

445. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

446. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’009 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’009 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

447. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7 and 9-13 of the ’009 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’009 patent.

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448. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’009 patent, either literally or under the doctrine of equivalents.

449. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7 and 9-13 of the ’009 patent, either literally or under the doctrine of equivalents.

450. Alvotech has knowledge of and is aware of the ’009 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

451. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’009 patent.

452. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’009 patent.

453. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XIX.

INFRINGEMENT OF U.S. PATENT NO. 8,906,372

454. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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455. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

456. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

457. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

458. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

459. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’372 patent is an act of infringement of one or more claims of the ’372 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

460. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7 and 9-19 of the ’372 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’372 patent.

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461. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’372 patent, either literally or under the doctrine of equivalents.

462. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’372 patent, either literally or under the doctrine of equivalents.

463. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7 and 9-19 of the ’372 patent, either literally or under the doctrine of equivalents.

464. Alvotech has knowledge of and is aware of the ’372 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

465. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’372 patent.

466. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,906,372

467. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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468. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

469. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

470. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

471. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

472. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

473. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

474. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’372 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of the ’372 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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475. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7 and 9-19 of the ’372 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’372 patent.

476. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’372 patent, either literally or under the doctrine of equivalents.

477. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’372 patent, either literally or under the doctrine of equivalents.

478. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7 and 9-19 of the ’372 patent, either literally or under the doctrine of equivalents.

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479. Alvotech has knowledge of and is aware of the ’372 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

480. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’372 patent.

481. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’372 patent.

482. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXI.

INFRINGEMENT OF U.S. PATENT NO. 8,906,373

483. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

484. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

485. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

486. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

487. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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488. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

489. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’373 patent is an act of infringement of one or more claims of the ’373 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

490. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 4, 5, and 8 of the ’373 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 4, 5, and 8 of the ’373 patent.

491. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’373 patent, either literally or under the doctrine of equivalents.

492. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 4, 5, and 8 of the ’373 patent, either literally or under the doctrine of equivalents.

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493. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 4, 5, and 8 of the ’373 patent, either literally or under the doctrine of equivalents.

494. Alvotech has knowledge of and is aware of the ’373 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

495. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’373 patent.

496. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,906,373

497. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

498. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

499. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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500. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

501. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

502. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

503. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

504. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’373 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’373 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

505. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 4, 5, and 8 of the ’373 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 4, 5, and 8 of the ’373 patent.

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506. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’373 patent, either literally or under the doctrine of equivalents.

507. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 4, 5, and 8 of the ’373 patent, either literally or under the doctrine of equivalents.

508. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 4, 5, and 8 of the ’373 patent, either literally or under the doctrine of equivalents.

509. Alvotech has knowledge of and is aware of the ’373 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

510. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’373 patent.

511. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’373 patent.

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512. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXIII.

INFRINGEMENT OF U.S. PATENT NO. 8,906,646

513. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

514. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

515. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

516. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

517. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

518. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

519. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’646 patent is an act of infringement of one or more claims of the ’646 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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520. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 25-28 of the ’646 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 25-28 of the ’646 patent.

521. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’646 patent, either literally or under the doctrine of equivalents.

522. Alvotech has knowledge of and is aware of the ’646 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

523. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’646 patent.

524. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT XXIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,906,646

525. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

526. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

527. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

528. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

529. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

530. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

531. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

532. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’646 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’646 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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533. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 25-28 of the ’646 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 25-28 of the ’646 patent.

534. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’646 patent, either literally or under the doctrine of equivalents.

535. Alvotech has knowledge of and is aware of the ’646 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

536. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’646 patent.

537. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’646 patent.

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538. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXV.

INFRINGEMENT OF U.S. PATENT NO. 8,911,737

539. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

540. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

541. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

542. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

543. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

544. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

545. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’737 patent is an act of infringement of one or more claims of the ’737 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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546. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-6 of the ’737 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’737 patent.

547. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’737 patent, either literally or under the doctrine of equivalents.

548. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’737 patent, either literally or under the doctrine of equivalents.

549. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’737 patent, either literally or under the doctrine of equivalents.

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550. Alvotech has knowledge of and is aware of the ’737 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

551. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’737 patent.

552. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,911,737

553. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

554. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

555. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

556. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

557. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

558. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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559. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

560. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’737 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’737 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

561. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-6 of the ’737 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’737 patent.

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562. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’737 patent, either literally or under the doctrine of equivalents.

563. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’737 patent, either literally or under the doctrine of equivalents.

564. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’737 patent, either literally or under the doctrine of equivalents.

565. Alvotech has knowledge of and is aware of the ’737 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

566. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’737 patent.

567. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’737 patent.

568. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXVII.

INFRINGEMENT OF U.S. PATENT NO. 8,911,964

569. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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570. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

571. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

572. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

573. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

574. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

575. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’964 patent is an act of infringement of one or more claims of the ’964 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

576. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the

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FDA, will infringe at least claims 23, 24, 26, 27, and 29 of the ’964 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 23, 24, 26, 27, and 29 of the ’964 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’964 patent.

577. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’964 patent, either literally or under the doctrine of equivalents.

578. Alvotech has knowledge of and is aware of the ’964 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

579. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’964 patent.

580. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,911,964

581. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

582. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

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583. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

584. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

585. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

586. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

587. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

588. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’964 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’964 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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589. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 23, 24, 26, 27, and 29 of the ’964 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 23, 24, 26, 27, and 29 of the ’964 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’964 patent.

590. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’964 patent, either literally or under the doctrine of equivalents.

591. Alvotech has knowledge of and is aware of the ’964 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

592. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’964 patent.

593. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’964 patent.

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594. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXIX.

INFRINGEMENT OF U.S. PATENT NO. 8,916,153

595. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

596. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

597. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

598. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

599. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

600. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

601. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’153 patent is an act of infringement of one or more claims of the ’153 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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602. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-8 and 11-14 of the ’153 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’153 patent.

603. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’153 patent, either literally or under the doctrine of equivalents.

604. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-8 and 11-14 of the ’153 patent, either literally or under the doctrine of equivalents.

605. Alvotech has knowledge of and is aware of the ’153 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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606. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’153 patent.

607. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,916,153

608. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

609. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

610. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

611. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

612. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

613. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

614. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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615. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’153 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’153 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

616. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-8 and 11-14 of the ’153 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’153 patent.

617. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’153 patent, either literally or under the doctrine of equivalents.

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618. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-8 and 11-14 of the ’153 patent, either literally or under the doctrine of equivalents.

619. Alvotech has knowledge of and is aware of the ’153 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

620. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’153 patent.

621. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’153 patent.

622. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXI.

INFRINGEMENT OF U.S. PATENT NO. 8,961,974

623. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

624. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

625. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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626. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

627. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

628. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

629. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’974 patent is an act of infringement of one or more claims of the ’974 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

630. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-28 of the ’974 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-28 of the ’974 patent.

631. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’974 patent, either literally or under the doctrine of equivalents.

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632. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-28 of the ’974 patent, either literally or under the doctrine of equivalents.

633. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-28 of the ’974 patent, either literally or under the doctrine of equivalents.

634. Alvotech has knowledge of and is aware of the ’974 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

635. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’974 patent.

636. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,961,974

637. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

638. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

639. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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640. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

641. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

642. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

643. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

644. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’974 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’974 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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645. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-28 of the ’974 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-28 of the ’974 patent.

646. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’974 patent, either literally or under the doctrine of equivalents.

647. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-28 of the ’974 patent, either literally or under the doctrine of equivalents.

648. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-28 of the ’974 patent, either literally or under the doctrine of equivalents.

649. Alvotech has knowledge of and is aware of the ’974 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

650. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’974 patent.

651. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’974 patent.

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652. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXIII.

INFRINGEMENT OF U.S. PATENT NO. 8,974,790

653. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

654. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

655. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

656. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

657. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

658. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

659. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’790 patent is an act of infringement of one or more claims of the ’790 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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660. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-6 of the ’790 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’790 patent.

661. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’790 patent, either literally or under the doctrine of equivalents.

662. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’790 patent, either literally or under the doctrine of equivalents.

663. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’790 patent, either literally or under the doctrine of equivalents.

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664. Alvotech has knowledge of and is aware of the ’790 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

665. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’790 patent.

666. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,974,790

667. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

668. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

669. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

670. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

671. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

672. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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673. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

674. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’790 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’790 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

675. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-6 of the ’790 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’790 patent.

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676. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’790 patent, either literally or under the doctrine of equivalents.

677. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’790 patent, either literally or under the doctrine of equivalents at least one claim of the ’790 patent, either literally or under the doctrine of equivalents.

678. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’790 patent, either literally or under the doctrine of equivalents.

679. Alvotech has knowledge of and is aware of the ’790 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

680. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’790 patent.

681. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’790 patent.

682. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT XXXV.

INFRINGEMENT OF U.S. PATENT NO. 8,986,693

683. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

684. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

685. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

686. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

687. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

688. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

689. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’693 patent is an act of infringement of one or more claims of the ’693 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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690. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-8 of the ’693 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-8 of the ’693 patent.

691. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’693 patent, either literally or under the doctrine of equivalents.

692. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-8 of the ’693 patent, either literally or under the doctrine of equivalents.

693. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-8 of the ’693 patent, either literally or under the doctrine of equivalents.

694. Alvotech has knowledge of and is aware of the ’693 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

695. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’693 patent.

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696. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,986,693

697. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

698. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

699. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

700. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

701. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

702. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

703. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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704. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’693 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’693 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

705. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-8 of the ’693 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-8 of the ’693 patent.

706. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’693 patent, either literally or under the doctrine of equivalents.

707. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-8 of the ’693 patent, either literally or under the doctrine of equivalents.

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708. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-8 of the ’693 patent, either literally or under the doctrine of equivalents.

709. Alvotech has knowledge of and is aware of the ’693 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

710. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’693 patent.

711. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’693 patent.

712. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXVII.

INFRINGEMENT OF U.S. PATENT NO. 8,992,926

713. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

714. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

715. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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716. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

717. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

718. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

719. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’926 patent is an act of infringement of one or more claims of the ’926 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

720. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-4 of the ’926 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-4 of the ’926 patent.

721. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’926 patent, either literally or under the doctrine of equivalents.

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722. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-4 of the ’926 patent, either literally or under the doctrine of equivalents.

723. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-4 of the ’926 patent, either literally or under the doctrine of equivalents.

724. Alvotech has knowledge of and is aware of the ’926 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

725. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’926 patent.

726. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,992,926

727. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

728. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

729. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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730. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

731. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

732. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

733. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

734. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’926 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’926 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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735. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-4 of the ’926 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-4 of the ’926 patent.

736. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’926 patent, either literally or under the doctrine of equivalents.

737. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-4 of the ’926 patent, either literally or under the doctrine of equivalents.

738. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-4 of the ’926 patent, either literally or under the doctrine of equivalents.

739. Alvotech has knowledge of and is aware of the ’926 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

740. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’926 patent.

741. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’926 patent.

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742. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XXXIX.

INFRINGEMENT OF U.S. PATENT NO. 8,999,337

743. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

744. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

745. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

746. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

747. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

748. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

749. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’9337 patent is an act of infringement of one or more claims of the ’9337 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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750. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-8, 10, and 14-19 of the ’9337 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-8, 10, and 14-19 of the ’9337 patent.

751. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’9337 patent, either literally or under the doctrine of equivalents.

752. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-8, 10, and 14-19 of the ’9337 patent, either literally or under the doctrine of equivalents.

753. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-8, 10, and 14-19 of the ’9337 patent, either literally or under the doctrine of equivalents.

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754. Alvotech has knowledge of and is aware of the ’9337 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

755. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’9337 patent.

756. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XL.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 8,999,337

757. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

758. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

759. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

760. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

761. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

762. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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763. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

764. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’9337 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’9337 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

765. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-8, 10, and 14-19 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-8, 10, and 14-19 of the ’9337 patent.

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766. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’9337 patent, either literally or under the doctrine of equivalents.

767. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-8, 10, and 14-19 of the ’9337 patent, either literally or under the doctrine of equivalents.

768. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-8, 10, and 14-19 of the ’9337 patent, either literally or under the doctrine of equivalents.

769. Alvotech has knowledge of and is aware of the ’9337 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

770. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’9337 patent.

771. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’9337 patent.

772. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLI.

INFRINGEMENT OF U.S. PATENT NO. 9,061,005

773. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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774. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

775. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

776. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

777. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

778. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

779. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’005 patent is an act of infringement of one or more claims of the ’005 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

780. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the

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FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-28 of the ’005 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-28 of the ’005 patent.

781. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’005 patent, either literally or under the doctrine of equivalents.

782. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-28 of the ’005 patent, either literally or under the doctrine of equivalents.

783. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-28 of the ’005 patent, either literally or under the doctrine of equivalents.

784. Alvotech has knowledge of and is aware of the ’005 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

785. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’005 patent.

786. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT XLII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,061,005

787. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

788. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

789. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

790. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

791. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

792. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

793. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

794. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’005 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’005 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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795. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-28 of the ’005 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-28 of the ’005 patent.

796. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’005 patent, either literally or under the doctrine of equivalents.

797. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-28 of the ’005 patent, either literally or under the doctrine of equivalents.

798. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-28 of the ’005 patent, either literally or under the doctrine of equivalents.

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799. Alvotech has knowledge of and is aware of the ’005 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

800. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’005 patent.

801. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’005 patent.

802. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLIII.

INFRINGEMENT OF U.S. PATENT NO. 9,062,106

803. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

804. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

805. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

806. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

807. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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808. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

809. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’106 patent is an act of infringement of one or more claims of the ’106 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

810. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-12, 14-44, and 46-65 of the ’106 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-12, 14-44, and 46-65 of the ’106 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’106 patent.

811. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’106 patent, either literally or under the doctrine of equivalents.

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812. Alvotech has knowledge of and is aware of the ’106 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

813. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’106 patent.

814. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,062,106

815. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

816. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

817. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

818. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

819. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

820. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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821. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

822. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’106 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’106 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

823. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-12, 14-44, and 46-65 of the ’106 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-12, 14-44, and 46-65 of the ’106 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’106 patent.

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824. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’106 patent, either literally or under the doctrine of equivalents.

825. Alvotech has knowledge of and is aware of the ’106 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

826. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’106 patent.

827. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’106 patent.

828. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLV.

INFRINGEMENT OF U.S. PATENT NO. 9,067,992

829. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

830. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

831. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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832. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

833. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

834. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

835. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’992 patent is an act of infringement of one or more claims of the ’992 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

836. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 2, 3, 7, and 8 of the ’992 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 2, 3, 7, and 8 of the ’992 patent.

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837. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’992 patent, either literally or under the doctrine of equivalents.

838. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 2, 3, 7, and 8 of the ’992 patent, either literally or under the doctrine of equivalents.

839. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 2, 3, 7, and 8 of the ’992 patent, either literally or under the doctrine of equivalents.

840. Alvotech has knowledge of and is aware of the ’992 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

841. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’992 patent.

842. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,067,992

843. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

844. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

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845. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

846. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

847. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

848. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

849. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

850. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’992 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’992 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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851. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 2, 3, 7, and 8 of the ’992 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 2, 3, 7, and 8 of the ’992 patent.

852. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’992 patent, either literally or under the doctrine of equivalents.

853. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 2, 3, 7, and 8 of the ’992 patent, either literally or under the doctrine of equivalents.

854. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 2, 3, 7, and 8 of the ’992 patent, either literally or under the doctrine of equivalents.

855. Alvotech has knowledge of and is aware of the ’992 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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856. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’992 patent.

857. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’992 patent.

858. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLVII.

INFRINGEMENT OF U.S. PATENT NO. 9,085,618

859. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

860. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

861. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

862. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

863. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

864. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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865. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’618 patent is an act of infringement of one or more claims of the ’618 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

866. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 7, 8, and 22 of the ’618 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 7, 8, and 22 of the ’618 patent.

867. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’618 patent, either literally or under the doctrine of equivalents.

868. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 7, 8, and 22 of the ’618 patent, either literally or under the doctrine of equivalents.

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869. Alvotech has knowledge of and is aware of the ’618 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

870. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’618 patent.

871. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,085,618

872. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

873. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

874. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

875. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

876. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

877. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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878. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

879. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’618 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’618 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

880. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 7, 8, and 22 of the ’618 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 7, 8, and 22 of the ’618 patent.

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881. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’618 patent, either literally or under the doctrine of equivalents.

882. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 7, 8, and 22 of the ’618 patent, either literally or under the doctrine of equivalents.

883. Alvotech has knowledge of and is aware of the ’618 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

884. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’618 patent.

885. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’618 patent.

886. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XLIX.

INFRINGEMENT OF U.S. PATENT NO. 9,085,620

887. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

888. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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889. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

890. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

891. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

892. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

893. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’620 patent is an act of infringement of one or more claims of the ’620 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

894. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent.

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895. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’620 patent, either literally or under the doctrine of equivalents.

896. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent, either literally or under the doctrine of equivalents.

897. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent, either literally or under the doctrine of equivalents.

898. Alvotech has knowledge of and is aware of the ’620 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

899. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’620 patent.

900. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT L.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,085,620

901. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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902. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

903. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

904. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

905. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

906. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

907. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

908. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’620 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’620 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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909. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent.

910. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’620 patent, either literally or under the doctrine of equivalents.

911. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent, either literally or under the doctrine of equivalents.

912. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 4, 7, 10, 13, 16, 19, 22, 25, 27, and 29 of the ’620 patent, either literally or under the doctrine of equivalents.

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913. Alvotech has knowledge of and is aware of the ’620 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

914. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’620 patent.

915. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’620 patent.

916. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LI.

INFRINGEMENT OF U.S. PATENT NO. 9,090,688

917. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

918. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

919. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

920. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

921. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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922. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

923. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’688 patent is an act of infringement of one or more claims of the ’688 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

924. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-26 and 28-48 of the ’688 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-26 and 28-48 of the ’688 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’688 patent.

925. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’688 patent, either literally or under the doctrine of equivalents.

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926. Alvotech has knowledge of and is aware of the ’688 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

927. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’688 patent.

928. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,090,688

929. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

930. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

931. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

932. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

933. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

934. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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935. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

936. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’688 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’688 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

937. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-26 and 28-48 of the ’688 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-26 and 28-48 of the ’688 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’688 patent.

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938. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’688 patent, either literally or under the doctrine of equivalents.

939. Alvotech has knowledge of and is aware of the ’688 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

940. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’688 patent.

941. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’688 patent.

942. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LIII.

INFRINGEMENT OF U.S. PATENT NO. 9,090,689

943. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

944. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

945. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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946. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

947. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

948. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

949. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’689 patent is an act of infringement of one or more claims of the ’689 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

950. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent.

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951. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’689 patent, either literally or under the doctrine of equivalents.

952. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent, either literally or under the doctrine of equivalents.

953. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent, either literally or under the doctrine of equivalents.

954. Alvotech has knowledge of and is aware of the ’689 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

955. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’689 patent.

956. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,090,689

957. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

958. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

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959. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

960. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

961. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

962. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

963. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

964. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’689 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’689 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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965. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent.

966. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’689 patent, either literally or under the doctrine of equivalents.

967. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent, either literally or under the doctrine of equivalents.

968. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 4, 7, 10, 13, 16, and 19 of the ’689 patent, either literally or under the doctrine of equivalents.

969. Alvotech has knowledge of and is aware of the ’689 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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970. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’689 patent.

971. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’689 patent.

972. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LV.

INFRINGEMENT OF U.S. PATENT NO. 9,090,867

973. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

974. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

975. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

976. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

977. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

978. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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979. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’867 patent is an act of infringement of one or more claims of the ’867 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

980. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-12, 16-26, and 30 of the ’867 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-12, 16-26, and 30 of the ’867 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’867 patent.

981. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’867 patent, either literally or under the doctrine of equivalents.

982. Alvotech has knowledge of and is aware of the ’867 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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983. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’867 patent.

984. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,090,867

985. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

986. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

987. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

988. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

989. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

990. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

991. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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992. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’867 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’867 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

993. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-12, 16-26, and 30 of the ’867 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-12, 16-26, and 30 of the ’867 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’867 patent.

994. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’867 patent, either literally or under the doctrine of equivalents.

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995. Alvotech has knowledge of and is aware of the ’867 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

996. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’867 patent.

997. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’867 patent.

998. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LVII.

INFRINGEMENT OF U.S. PATENT NO. 9,096,666

999. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1000. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1001. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1002. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1003. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1004. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1005. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’666 patent is an act of infringement of one or more claims of the ’666 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1006. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7, 9-13, 15-19, 21-25, and 27-30 of the ’666 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-7, 9-13, 15-19, 21-25, and 27-30 of the ’666 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’666 patent.

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1007. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’666 patent, either literally or under the doctrine of equivalents.

1008. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7, 9-13, 15-19, 21-25, and 27-30 of the ’666 patent, either literally or under the doctrine of equivalents.

1009. Alvotech has knowledge of and is aware of the ’666 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1010. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’666 patent.

1011. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,096,666

1012. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1013. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1014. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1015. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1016. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1017. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1018. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1019. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’666 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’666 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1020. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7, 9-13, 15-19, 21-25, and 27-30 of the ’666 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-7, 9-13, 15-19, 21-25, and 27-30 of the ’666 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’666 patent.

1021. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’666 patent, either literally or under the doctrine of equivalents.

1022. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7, 9-13, 15-19, 21-25, and 27-30 of the ’666 patent, either literally or under the doctrine of equivalents.

1023. Alvotech has knowledge of and is aware of the ’666 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1024. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’666 patent.

1025. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’666 patent.

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1026. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LIX.

INFRINGEMENT OF U.S. PATENT NO. 9,102,723

1027. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1028. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1029. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1030. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1031. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1032. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1033. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’723 patent is an act of infringement of one or more claims of the ’723 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1034. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 9, 11-14, 16-17, and 19-28 of the ’723 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 9, 11-14, 16-17, and 19-28 of the ’723 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’723 patent.

1035. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’723 patent, either literally or under the doctrine of equivalents.

1036. Alvotech has knowledge of and is aware of the ’723 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1037. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’723 patent.

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1038. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,102,723

1039. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1040. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1041. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1042. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1043. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1044. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1045. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1046. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’723 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’723 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1047. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 9, 11-14, 16-17, and 19-28 of the ’723 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 9, 11-14, 16-17, and 19-28 of the ’723 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’723 patent.

1048. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’723 patent, either literally or under the doctrine of equivalents.

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1049. Alvotech has knowledge of and is aware of the ’723 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1050. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’723 patent.

1051. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’723 patent.

1052. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXI.

INFRINGEMENT OF U.S. PATENT NO. 9,150,645

1053. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1054. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1055. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1056. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1057. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1058. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1059. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’645 patent is an act of infringement of one or more claims of the ’645 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1060. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-34, 36-44, 46-55 of the ’645 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-34, 36-44, 46-55 of the ’645 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’645 patent.

1061. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’645 patent, either literally or under the doctrine of equivalents.

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1062. Alvotech has knowledge of and is aware of the ’645 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1063. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’645 patent.

1064. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,150,645

1065. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1066. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1067. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1068. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1069. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1070. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1071. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1072. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’645 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’645 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1073. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-34, 36-44, 46-55 of the ’645 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-34, 36-44, 46-55 of the ’645 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’645 patent.

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1074. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’645 patent, either literally or under the doctrine of equivalents.

1075. Alvotech has knowledge of and is aware of the ’645 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1076. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’645 patent.

1077. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’645 patent.

1078. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXIII.

INFRINGEMENT OF U.S. PATENT NO. 9,181,337

1079. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1080. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1081. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1082. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1083. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1084. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1085. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’1337 patent is an act of infringement of one or more claims of the ’1337 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1086. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7-10, 12-13, 15-29 of the ’1337 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7-10, 12-13, 15-29 of the ’1337 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’1337 patent.

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1087. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’1337 patent, either literally or under the doctrine of equivalents.

1088. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7-10, 12-13, 15-29 of the ’1337 patent, either literally or under the doctrine of equivalents.

1089. Alvotech has knowledge of and is aware of the ’1337 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1090. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’1337 patent.

1091. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,181,337

1092. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1093. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

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1094. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1095. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1096. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1097. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1098. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1099. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’1337 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of the ’1337 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1100. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7-10, 12-13, 15-29 of the ’1337 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7-10, 12-13, 15-29 of the ’1337 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’1337 patent.

1101. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’1337 patent, either literally or under the doctrine of equivalents.

1102. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7-10, 12-13, 15-29 of the ’1337 patent, either literally or under the doctrine of equivalents.

1103. Alvotech has knowledge of and is aware of the ’1337 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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1104. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’1337 patent.

1105. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’1337 patent.

1106. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXV.

INFRINGEMENT OF U.S. PATENT NO. 9,181,572

1107. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1108. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1109. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1110. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1111. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1112. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1113. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’572 patent is an act of infringement of one or more claims of the ’572 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1114. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-10, 12-27 and 29-30 of the ’572 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-10, 12-27 and 29-30 of the ’572 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’572 patent.

1115. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’572 patent, either literally or under the doctrine of equivalents.

1116. Alvotech has knowledge of and is aware of the ’572 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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1117. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’572 patent.

1118. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,181,572

1119. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1120. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1121. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1122. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1123. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1124. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1125. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1126. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’572 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’572 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1127. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-10, 12-27 and 29-30 of the ’572 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-10, 12-27 and 29-30 of the ’572 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’572 patent.

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1128. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’572 patent, either literally or under the doctrine of equivalents.

1129. Alvotech has knowledge of and is aware of the ’572 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1130. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’572 patent.

1131. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’572 patent.

1132. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXVII.

INFRINGEMENT OF U.S. PATENT NO. 9,187,559

1133. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1134. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1135. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1136. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1137. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1138. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1139. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’559 patent is an act of infringement of one or more claims of the ’559 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1140. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’559 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’559 patent.

1141. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’559 patent, either literally or under the doctrine of equivalents.

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1142. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-30 of the ’559 patent, either literally or under the doctrine of equivalents.

1143. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-30 of the ’559 patent, either literally or under the doctrine of equivalents.

1144. Alvotech has knowledge of and is aware of the ’559 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1145. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’559 patent.

1146. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,187,559

1147. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1148. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1149. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1150. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1151. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1152. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1153. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1154. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’559 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’559 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1155. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’559 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’559 patent.

1156. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’559 patent, either literally or under the doctrine of equivalents.

1157. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-30 of the ’559 patent, either literally or under the doctrine of equivalents.

1158. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-30 of the ’559 patent, either literally or under the doctrine of equivalents.

1159. Alvotech has knowledge of and is aware of the ’559 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1160. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’559 patent.

1161. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’559 patent.

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1162. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXIX.

INFRINGEMENT OF U.S. PATENT NO. 9,234,032

1163. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1164. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1165. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1166. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1167. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1168. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1169. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’032 patent is an act of infringement of one or more claims of the ’032 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1170. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-3, 5, 11, 13, 15-18, and 20-23 of the ’032 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, 11, 13, 15-18, and 20-23 of the ’032 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’032 patent.

1171. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’032 patent, either literally or under the doctrine of equivalents.

1172. Alvotech has knowledge of and is aware of the ’032 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1173. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’032 patent.

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1174. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,234,032

1175. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1176. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1177. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1178. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1179. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1180. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1181. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1182. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’032 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’032 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1183. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-3, 5, 11, 13, 15-18, and 20-23 of the ’032 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, 11, 13, 15-18, and 20-23 of the ’032 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’032 patent.

1184. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’032 patent, either literally or under the doctrine of equivalents.

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1185. Alvotech has knowledge of and is aware of the ’032 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1186. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’032 patent.

1187. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’032 patent.

1188. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXI.

INFRINGEMENT OF U.S. PATENT NO. 9,266,949

1189. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1190. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1191. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1192. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1193. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1194. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1195. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’949 patent is an act of infringement of one or more claims of the ’949 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1196. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’949 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’949 patent.

1197. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’949 patent, either literally or under the doctrine of equivalents.

1198. Alvotech has knowledge of and is aware of the ’949 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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1199. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’949 patent.

1200. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,266,949

1201. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1202. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1203. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1204. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1205. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1206. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1207. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1208. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’949 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’949 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1209. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’949 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’949 patent.

1210. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’949 patent, either literally or under the doctrine of equivalents.

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1211. Alvotech has knowledge of and is aware of the ’949 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1212. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’949 patent.

1213. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’949 patent.

1214. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXIII.

INFRINGEMENT OF U.S. PATENT NO. 9,273,132

1215. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1216. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1217. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1218. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1219. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1220. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1221. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’132 patent is an act of infringement of one or more claims of the ’132 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1222. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7, 10-13, and 16-25 of the ’132 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-7, 10-13, and 16-25 of the ’132 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’132 patent.

1223. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’132 patent, either literally or under the doctrine of equivalents.

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1224. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7, 10-13, and 16-25 of the ’132 patent, either literally or under the doctrine of equivalents.

1225. Alvotech has knowledge of and is aware of the ’132 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1226. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’132 patent.

1227. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,273,132

1228. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1229. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1230. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1231. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1232. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1233. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1234. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1235. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’132 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’132 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1236. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-7, 10-13, and 16-25 of the ’132 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-7, 10-13, and 16-25 of the ’132 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’132 patent.

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1237. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’132 patent, either literally or under the doctrine of equivalents.

1238. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-7, 10-13, and 16-25 of the ’132 patent, either literally or under the doctrine of equivalents.

1239. Alvotech has knowledge of and is aware of the ’132 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1240. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’132 patent.

1241. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’132 patent.

1242. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXV.

INFRINGEMENT OF U.S. PATENT NO. 9,284,370

1243. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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1244. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1245. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1246. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1247. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1248. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1249. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’370 patent is an act of infringement of one or more claims of the ’370 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1250. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the

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FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent.

1251. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’370 patent, either literally or under the doctrine of equivalents.

1252. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent, either literally or under the doctrine of equivalents.

1253. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent, either literally or under the doctrine of equivalents.

1254. Alvotech has knowledge of and is aware of the ’370 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1255. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’370 patent.

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1256. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,284,370

1257. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1258. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1259. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1260. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1261. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1262. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1263. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1264. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’370 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’370 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1265. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent.

1266. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’370 patent, either literally or under the doctrine of equivalents.

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1267. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent, either literally or under the doctrine of equivalents.

1268. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-26, 28-32, 34, and 36-37 of the ’370 patent, either literally or under the doctrine of equivalents.

1269. Alvotech has knowledge of and is aware of the ’370 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1270. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’370 patent.

1271. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’370 patent.

1272. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXVII.

INFRINGEMENT OF U.S. PATENT NO. 9,284,371

1273. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1274. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1275. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1276. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1277. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1278. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1279. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’371 patent is an act of infringement of one or more claims of the ’371 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1280. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1, 2, 5, 8-16, 21, 22, 26, 27, and 29 of the ’371 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 2, 5, 8-16, 21, 22, 26, 27, and 29 of the ’371 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’371 patent.

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1281. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’371 patent, either literally or under the doctrine of equivalents.

1282. Alvotech has knowledge of and is aware of the ’371 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1283. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’371 patent.

1284. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,284,371

1285. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1286. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1287. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1288. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1289. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1290. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1291. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1292. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’371 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’371 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1293. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1, 2, 5, 8-16, 21, 22, 26, 27, and 29 of the ’371 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 2, 5, 8-16, 21, 22, 26, 27, and 29 of the ’371 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’371 patent.

1294. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’371 patent, either literally or under the doctrine of equivalents.

1295. Alvotech has knowledge of and is aware of the ’371 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1296. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’371 patent.

1297. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’371 patent.

1298. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT LXXIX.

INFRINGEMENT OF U.S. PATENT NO. 9,290,568

1299. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1300. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1301. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1302. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1303. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1304. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1305. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’568 patent is an act of infringement of one or more claims of the ’568 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1306. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-8 and 21-28 of the ’568 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-8 and 21-28 of the ’568 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’568 patent.

1307. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’568 patent, either literally or under the doctrine of equivalents.

1308. Alvotech has knowledge of and is aware of the ’568 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1309. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’568 patent.

1310. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,290,568

1311. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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1312. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1313. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1314. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1315. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1316. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1317. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1318. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’568 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’568 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1319. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-8 and 21-28 of the ’568 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-8 and 21-28 of the ’568 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’568 patent.

1320. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’568 patent, either literally or under the doctrine of equivalents.

1321. Alvotech has knowledge of and is aware of the ’568 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1322. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’568 patent.

1323. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’568 patent.

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1324. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXI.

INFRINGEMENT OF U.S. PATENT NO. 9,315,574

1325. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1326. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1327. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1328. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1329. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1330. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1331. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’574 patent is an act of infringement of one or more claims of the ’574 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1332. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-3, 5, and 19-25 of the ’574 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, and 19-25 of the ’574 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’574 patent.

1333. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’574 patent, either literally or under the doctrine of equivalents.

1334. Alvotech has knowledge of and is aware of the ’574 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1335. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’574 patent.

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1336. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,315,574

1337. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1338. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1339. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1340. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1341. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1342. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1343. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1344. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’574 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’574 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1345. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-3, 5, and 19-25 of the ’574 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, and 19-25 of the ’574 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’574 patent.

1346. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’574 patent, either literally or under the doctrine of equivalents.

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1347. Alvotech has knowledge of and is aware of the ’574 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1348. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’574 patent.

1349. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’574 patent.

1350. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXIII.

INFRINGEMENT OF U.S. PATENT NO. 9,328,165

1351. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1352. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1353. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1354. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1355. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1356. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1357. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’165 patent is an act of infringement of one or more claims of the ’165 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1358. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 2, 9, 15, and 21 of the ’165 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 2, 9, 15, and 21 of the ’165 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’165 patent.

1359. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’165 patent, either literally or under the doctrine of equivalents.

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1360. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 2, 9, 15, and 21 of the ’165 patent, either literally or under the doctrine of equivalents.

1361. Alvotech has knowledge of and is aware of the ’165 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1362. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’165 patent.

1363. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,328,165

1364. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1365. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1366. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1367. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1368. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1369. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1370. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1371. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’165 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’165 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1372. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 2, 9, 15, and 21 of the ’165 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 2, 9, 15, and 21 of the ’165 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’165 patent.

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1373. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’165 patent, either literally or under the doctrine of equivalents.

1374. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 2, 9, 15, and 21 of the ’165 patent, either literally or under the doctrine of equivalents.

1375. Alvotech has knowledge of and is aware of the ’165 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1376. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’165 patent.

1377. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’165 patent.

1378. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXV.

INFRINGEMENT OF U.S. PATENT NO. 9,334,319

1379. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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1380. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1381. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1382. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1383. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1384. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1385. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’319 patent is an act of infringement of one or more claims of the ’319 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1386. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the

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FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 3-14, 17, 19, 26-37, 40, and 42 of the ’319 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 3-14, 17, 19, 26-37, 40, and 42 of the ’319 patent.

1387. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’319 patent, either literally or under the doctrine of equivalents.

1388. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 3-14, 17, 19, 26-37, 40, and 42 of the ’319 patent, either literally or under the doctrine of equivalents.

1389. Alvotech has knowledge of and is aware of the ’319 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1390. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’319 patent.

1391. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,334,319

1392. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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1393. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1394. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1395. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1396. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1397. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1398. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1399. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’319 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’319 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1400. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 3-14, 17, 19, 26-37, 40, and 42 of the ’319 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 3-14, 17, 19, 26-37, 40, and 42 of the ’319 patent.

1401. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’319 patent, either literally or under the doctrine of equivalents.

1402. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 3-14, 17, 19, 26-37, 40, and 42 of the ’319 patent, either literally or under the doctrine of equivalents.

1403. Alvotech has knowledge of and is aware of the ’319 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1404. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’319 patent.

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1405. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’319 patent.

1406. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXVII.

INFRINGEMENT OF U.S. PATENT NO. 9,339,610

1407. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1408. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1409. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1410. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1411. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1412. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1413. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’610 patent is an act of infringement of one or more claims of the ’610 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1414. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 5-13, 15, 18, 19, 21, and 22 of the ’610 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 5-13, 15, 18, 19, 21, and 22 of the ’610 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’610 patent.

1415. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’610 patent, either literally or under the doctrine of equivalents.

1416. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product (including the delivery device) directly infringes at least one claim of the ’610 patent, either literally or under the doctrine of equivalents.

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1417. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 5-13, 15, 18, 19, 21, and 22 of the ’610 patent, either literally or under the doctrine of equivalents.

1418. Alvotech has knowledge of and is aware of the ’610 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1419. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’610 patent.

1420. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,339,610

1421. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1422. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1423. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1424. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1425. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1426. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1427. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1428. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’610 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’610 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1429. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1, 5-13, 15, 18, 19, 21, and 22 of the ’610 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1, 5-13, 15, 18, 19, 21, and 22 of the ’610 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’610 patent.

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1430. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’610 patent, either literally or under the doctrine of equivalents.

1431. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product (including the delivery device) directly infringes at least one claim of the ’610 patent, either literally or under the doctrine of equivalents.

1432. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1, 5-13, 15, 18, 19, 21, and 22 of the ’610 patent, either literally or under the doctrine of equivalents.

1433. Alvotech has knowledge of and is aware of the ’610 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1434. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’610 patent.

1435. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’610 patent.

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1436. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT LXXXIX

INFRINGEMENT OF U.S. PATENT NO. 9,346,879

1437. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1438. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1439. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1440. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1441. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1442. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1443. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’879 patent is an act of infringement of one or more claims of the ’879 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1444. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-3, 5, 14-15, and 19-22 of the ’879 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, 14-15, and 19-22 of the ’879 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’879 patent.

1445. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’879 patent, either literally or under the doctrine of equivalents.

1446. Alvotech has knowledge of and is aware of the ’879 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1447. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’879 patent.

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1448. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XC.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,346,879

1449. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1450. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1451. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1452. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1453. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1454. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1455. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1456. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’879 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’879 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1457. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-3, 5, 14-15, and 19-22 of the ’879 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 5, 14-15, and 19-22 of the ’879 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’879 patent.

1458. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’879 patent, either literally or under the doctrine of equivalents.

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1459. Alvotech has knowledge of and is aware of the ’879 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1460. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’879 patent.

1461. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’879 patent.

1462. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCI.

INFRINGEMENT OF U.S. PATENT NO. 9,359,434

1463. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1464. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1465. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1466. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1467. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1468. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1469. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’434 patent is an act of infringement of one or more claims of the ’434 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1470. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’434 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’434 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’434 patent.

1471. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’434 patent, either literally or under the doctrine of equivalents.

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1472. Alvotech has knowledge of and is aware of the ’434 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1473. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’434 patent.

1474. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,359,434

1475. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1476. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1477. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1478. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1479. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1480. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1481. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1482. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’434 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’434 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1483. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-30 of the ’434 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’434 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’434 patent.

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1484. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’434 patent, either literally or under the doctrine of equivalents.

1485. Alvotech has knowledge of and is aware of the ’434 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1486. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’434 patent.

1487. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’434 patent.

1488. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCIII.

INFRINGEMENT OF U.S. PATENT NO. 9,499,614

1489. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1490. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1491. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1492. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1493. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1494. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1495. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’614 patent is an act of infringement of one or more claims of the ’614 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1496. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-4 and 10-22 of the ’614 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-4 and 10-22 of the ’614 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’614 patent.

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1497. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’614 patent, either literally or under the doctrine of equivalents.

1498. Alvotech has knowledge of and is aware of the ’614 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1499. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’614 patent.

1500. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,499,614

1501. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1502. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1503. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1504. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1505. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1506. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1507. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1508. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’614 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’614 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1509. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-4 and 10-22 of the ’614 patent under at least 35 U.S.C.

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§ 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-4 and 10-22 of the ’614 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’614 patent.

1510. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’614 patent, either literally or under the doctrine of equivalents.

1511. Alvotech has knowledge of and is aware of the ’614 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1512. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’614 patent.

1513. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’614 patent.

1514. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCV.

INFRINGEMENT OF U.S. PATENT NO. 9,499,616

1515. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1516. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1517. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1518. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1519. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1520. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1521. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’616 patent is an act of infringement of one or more claims of the ’616 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1522. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-16, 18-27, and 29-30 of the ’616 patent under at least 35 U.S.C. § 271(g),

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either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-16, 18-27, and 29-30 of the ’616 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’616 patent.

1523. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’616 patent, either literally or under the doctrine of equivalents.

1524. Alvotech has knowledge of and is aware of the ’616 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1525. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’616 patent.

1526. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,499,616

1527. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1528. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

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1529. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1530. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1531. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1532. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1533. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1534. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’616 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’616 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1535. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-16, 18-27, and 29-30 of the ’616 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-16, 18-27, and 29-30 of the ’616 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’616 patent.

1536. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’616 patent, either literally or under the doctrine of equivalents.

1537. Alvotech has knowledge of and is aware of the ’616 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1538. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’616 patent.

1539. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’616 patent.

1540. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT XCVII.

INFRINGEMENT OF U.S. PATENT NO. 9,505,834

1541. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1542. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1543. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1544. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1545. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1546. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1547. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’834 patent is an act of infringement of one or more claims of the ’834 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1548. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-30 of the ’834 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’834 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’834 patent.

1549. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’834 patent, either literally or under the doctrine of equivalents.

1550. Alvotech has knowledge of and is aware of the ’834 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1551. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’834 patent.

1552. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,505,834

1553. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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1554. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1555. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1556. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1557. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1558. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1559. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1560. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’834 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’834 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1561. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-30 of the ’834 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-30 of the ’834 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’834 patent.

1562. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’834 patent, either literally or under the doctrine of equivalents.

1563. Alvotech has knowledge of and is aware of the ’834 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1564. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’834 patent.

1565. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’834 patent.

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1566. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT XCIX.

INFRINGEMENT OF U.S. PATENT NO. 9,512,216

1567. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1568. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1569. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1570. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1571. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1572. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1573. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’216 patent is an act of infringement of one or more claims of the ’216 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1574. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-3, 6, 9-11, and 14 of the ’216 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 6, 9-11, and 14 of the ’216 patent.

1575. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’216 patent, either literally or under the doctrine of equivalents.

1576. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-3, 6, 9-11, and 14 of the ’216 patent, either literally or under the doctrine of equivalents.

1577. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-3, 6, 9-11, and 14 of the ’216 patent, either literally or under the doctrine of equivalents.

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1578. Alvotech has knowledge of and is aware of the ’216 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1579. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’216 patent.

1580. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT C.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,512,216

1581. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1582. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1583. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1584. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1585. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1586. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1587. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1588. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’216 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’216 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1589. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-3, 6, 9-11, and 14 of the ’216 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-3, 6, 9-11, and 14 of the ’216 patent.

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1590. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’216 patent, either literally or under the doctrine of equivalents.

1591. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-3, 6, 9-11, and 14 of the ’216 patent, either literally or under the doctrine of equivalents.

1592. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-3, 6, 9-11, and 14 of the ’216 patent, either literally or under the doctrine of equivalents.

1593. Alvotech has knowledge of and is aware of the ’216 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1594. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’216 patent.

1595. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’216 patent.

1596. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CI.

INFRINGEMENT OF U.S. PATENT NO. 9,522,953

1597. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

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1598. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1599. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1600. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1601. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1602. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1603. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’953 patent is an act of infringement of one or more claims of the ’953 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1604. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the

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FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 6, 8, 26, and 28-30 of the ’953 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 6, 8, 26, and 28-30 of the ’953 patent.

1605. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’953 patent, either literally or under the doctrine of equivalents.

1606. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’953 patent, either literally or under the doctrine of equivalents.

1607. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 6, 8, 26, and 28-30 of the ’953 patent, either literally or under the doctrine of equivalents.

1608. Alvotech has knowledge of and is aware of the ’953 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1609. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’953 patent.

1610. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT CII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,522,953

1611. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1612. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1613. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1614. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1615. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1616. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1617. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1618. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’953 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’953 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1619. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 6, 8, 26, and 28-30 of the ’953 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 6, 8, 26, and 28-30 of the ’953 patent.

1620. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’953 patent, either literally or under the doctrine of equivalents.

1621. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’953 patent, either literally or under the doctrine of equivalents.

1622. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 6, 8, 26, and 28-30 of the ’953 patent, either literally or under the doctrine of equivalents.

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1623. Alvotech has knowledge of and is aware of the ’953 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1624. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’953 patent.

1625. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’953 patent.

1626. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CIII.

INFRINGEMENT OF U.S. PATENT NO. 9,546,212

1627. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1628. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1629. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1630. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1631. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

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1632. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1633. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’212 patent is an act of infringement of one or more claims of the ’212 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1634. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-24 of the ’212 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-24 of the ’212 patent.

1635. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’212 patent, either literally or under the doctrine of equivalents.

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1636. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-24 of the ’212 patent, either literally or under the doctrine of equivalents.

1637. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-24 of the ’212 patent, either literally or under the doctrine of equivalents.

1638. Alvotech has knowledge of and is aware of the ’212 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1639. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’212 patent.

1640. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,546,212

1641. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1642. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1643. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1644. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1645. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1646. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1647. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1648. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’212 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’212 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1649. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-24 of the ’212 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-24 of the ’212 patent.

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1650. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’212 patent, either literally or under the doctrine of equivalents.

1651. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-24 of the ’212 patent, either literally or under the doctrine of equivalents.

1652. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-24 of the ’212 patent, either literally or under the doctrine of equivalents.

1653. Alvotech has knowledge of and is aware of the ’212 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1654. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’212 patent.

1655. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’212 patent.

1656. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT CV.

INFRINGEMENT OF U.S. PATENT NO. 9,550,826

1657. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1658. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1659. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1660. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1661. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1662. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1663. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’826 patent is an act of infringement of one or more claims of the ’826 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1664. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-9, 11, 14, 16-19, 21, 24, and 26-30 of the ’826 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-9, 11, 14, 16-19, 21, 24, and 26-30 of the ’826 patent.

1665. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’826 patent, either literally or under the doctrine of equivalents.

1666. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-9, 11, 14, 16-19, 21, 24, and 26-30 of the ’826 patent, either literally or under the doctrine of equivalents.

1667. Alvotech has knowledge of and is aware of the ’826 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1668. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’826 patent.

1669. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT CVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,550,826

1670. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1671. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1672. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1673. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1674. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1675. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1676. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1677. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’826 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’826 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1678. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe at least claims 1-9, 11, 14, 16-19, 21, 24, and 26-30 of the ’826 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-9, 11, 14, 16-19, 21, 24, and 26-30 of the ’826 patent.

1679. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’826 patent, either literally or under the doctrine of equivalents.

1680. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-9, 11, 14, 16-19, 21, 24, and 26-30 of the ’826 patent, either literally or under the doctrine of equivalents.

1681. Alvotech has knowledge of and is aware of the ’826 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

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1682. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’826 patent.

1683. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’826 patent.

1684. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CVII.

INFRINGEMENT OF U.S. PATENT NO. 9,624,295

1685. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1686. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1687. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1688. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1689. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1690. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1691. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’295 patent is an act of infringement of one or more claims of the ’295 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1692. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-6 of the ’295 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’295 patent.

1693. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’295 patent, either literally or under the doctrine of equivalents.

1694. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’295 patent, either literally or under the doctrine of equivalents.

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1695. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’295 patent, either literally or under the doctrine of equivalents.

1696. Alvotech has knowledge of and is aware of the ’295 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1697. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’295 patent.

1698. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,624,295

1699. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1700. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1701. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1702. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1703. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1704. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1705. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1706. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’295 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’295 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1707. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-6 of the ’295 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-6 of the ’295 patent.

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1708. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’295 patent, either literally or under the doctrine of equivalents.

1709. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-6 of the ’295 patent, either literally or under the doctrine of equivalents.

1710. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-6 of the ’295 patent, either literally or under the doctrine of equivalents.

1711. Alvotech has knowledge of and is aware of the ’295 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1712. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’295 patent.

1713. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’295 patent.

1714. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT CIX.

INFRINGEMENT OF U.S. PATENT NO. 9,669,093

1715. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1716. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1717. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1718. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1719. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1720. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1721. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’093 patent is an act of infringement of one or more claims of the ’093 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1722. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent.

1723. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’093 patent, either literally or under the doctrine of equivalents.

1724. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent, either literally or under the doctrine of equivalents.

1725. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent, either literally or under the doctrine of equivalents.

1726. Alvotech has knowledge of and is aware of the ’093 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1727. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’093 patent.

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1728. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,669,093

1729. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1730. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1731. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1732. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1733. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1734. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1735. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1736. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’093 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’093 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1737. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent under at least 35 U.S.C. §§ 271(b) and (c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent.

1738. On information and belief, Alvotech has an affirmative intent to actively induce or contribute to infringement by others of one or more claims of the ’093 patent, either literally or under the doctrine of equivalents.

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1739. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that patients will administer and/or use and medical practitioners will prescribe and/or administer the Alvotech aBLA Product to directly infringe at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent, either literally or under the doctrine of equivalents.

1740. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7, 9-12, 14, 16-21, 23, 25-27, 29, and 31 of the ’093 patent, either literally or under the doctrine of equivalents.

1741. Alvotech has knowledge of and is aware of the ’093 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1742. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’093 patent.

1743. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’093 patent.

1744. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXI.

INFRINGEMENT OF U.S. PATENT NO. 9,683,033

1745. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1746. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1747. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1748. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1749. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1750. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1751. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’033 patent is an act of infringement of one or more claims of the ’033 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1752. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 5 and 22 of the ’033 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 5 and 22 of the ’033 patent.

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1753. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’033 patent, either literally or under the doctrine of equivalents.

1754. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 5 and 22 of the ’033 patent, either literally or under the doctrine of equivalents.

1755. Alvotech has knowledge of and is aware of the ’033 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1756. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’033 patent.

1757. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,683,033

1758. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1759. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1760. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab.

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The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1761. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1762. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1763. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1764. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1765. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’033 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’033 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1766. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 5 and 22 of the ’033 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 5 and 22 of the ’033 patent.

1767. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’033 patent, either literally or under the doctrine of equivalents.

1768. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 5 and 22 of the ’033 patent, either literally or under the doctrine of equivalents.

1769. Alvotech has knowledge of and is aware of the ’033 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1770. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’033 patent.

1771. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’033 patent.

1772. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

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COUNT CXIII.

INFRINGEMENT OF U.S. PATENT NO. 9,708,400

1773. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1774. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1775. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1776. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1777. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1778. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1779. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’400 patent is an act of infringement of one or more claims of the ’400 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1780. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7-13, 15-18, and 20-30 of the ’400 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7-13, 15-18, and 20-30 of the ’400 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’400 patent.

1781. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’400 patent, either literally or under the doctrine of equivalents.

1782. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7-13, 15-18, and 20-30 of the ’400 patent, either literally or under the doctrine of equivalents.

1783. Alvotech has knowledge of and is aware of the ’400 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1784. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’400 patent.

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1785. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXIV.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,708,400

1786. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1787. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1788. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1789. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1790. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1791. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1792. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1793. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’400 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’400 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1794. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-5, 7-13, 15-18, and 20-30 of the ’400 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 1-5, 7-13, 15-18, and 20-30 of the ’400 patent. For at least one claim, however, Alvotech’s failure to provide sufficient information, as required by the BPCIA, has prevented AbbVie from learning relevant facts that could further support AbbVie’s allegation of infringement of the ’400 patent.

1795. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’400 patent, either literally or under the doctrine of equivalents.

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1796. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-5, 7-13, 15-18, and 20-30 of the ’400 patent, either literally or under the doctrine of equivalents.

1797. Alvotech has knowledge of and is aware of the ’400 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1798. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’400 patent.

1799. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’400 patent.

1800. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXV.

INFRINGEMENT OF U.S. PATENT NO. 9,957,318

1801. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1802. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1803. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1804. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1805. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1806. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1807. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’318 patent is an act of infringement of one or more claims of the ’318 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1808. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 5-9 and 23-27 of the ’318 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 9,957,318 of the ’318 patent.

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1809. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’318 patent, either literally or under the doctrine of equivalents.

1810. Alvotech has knowledge of and is aware of the ’318 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1811. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’318 patent.

1812. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXVI.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 9,957,318

1813. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1814. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1815. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1816. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1817. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1818. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1819. On information and belief as of May 28, 2021, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1820. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’318 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’318 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1821. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 5-9 and 23-27 of the ’318 patent under at least 35 U.S.C. § 271(g), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech, pursuant to 42 U.S.C. § 262(l)(3)(C), claim-by-claim infringement contentions for claims 5-9 and 23-27 of the ’318 patent.

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1822. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’318 patent, either literally or under the doctrine of equivalents.

1823. Alvotech has knowledge of and is aware of the ’318 patent, including due to AbbVie’s disclosure of patents pursuant to 42 U.S.C. § 262(l)(3)(A) and to the filing of this Complaint.

1824. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’318 patent.

1825. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’318 patent.

1826. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXVII.

INFRINGEMENT OF U.S. PATENT NO. 11,083,792

1827. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1828. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1829. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1830. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1831. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1832. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1833. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’792 patent is an act of infringement of one or more claims of the ’792 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1834. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-4, 7, and 13-17 of the ’792 patent under at least 35 U.S.C. § 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech claim-by-claim infringement contentions for claims 1-4, 7, and 13-17 of the ’792 patent.

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1835. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’792 patent, either literally or under the doctrine of equivalents.

1836. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-4, 7, and 13-17 of the ’792 patent, either literally or under the doctrine of equivalents.

1837. Alvotech has knowledge of and is aware of the ’792 patent, including due to AbbVie’s August 10, 2021 letter providing a supplemental patent list pursuant to 42 U.S.C. § 262(l)(7); AbbVie’s service of Plaintiffs’ Initial Infringement Contentions on September 10, 2021; and the filing of this Complaint.

1838. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’792 patent.

1839. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXVIII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 11,083,792

1840. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1841. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1842. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

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1843. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1844. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1845. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1846. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so and the Court’s decision on the ten patents that will be subject to a first trial in August 2022. The Court plans to issue its decision by the end of October 2022. Dkt. 53 at ¶ 13.

1847. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’792 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’792 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

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1848. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 1-4, 7, and 13-17 of the ’792 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech claim-by-claim infringement contentions for claims 1-4, 7, and 13-17 of the ’792 patent.

1849. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the manufacture of the Alvotech aBLA Product directly infringes at least one claim of the ’792 patent, either literally or under the doctrine of equivalents.

1850. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 1-4, 7, and 13-17 of the ’792 patent, either literally or under the doctrine of equivalents.

1851. Alvotech has knowledge of and is aware of the ’792 patent, including due to AbbVie’s August 10, 2021 letter providing a supplemental patent list pursuant to 42 U.S.C. § 262(l)(7); AbbVie’s service of Plaintiffs’ Initial Infringement Contentions on September 10, 2021; and the filing of this Complaint.

1852. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’792 patent.

1853. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’792 patent.

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1854. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXIX.

INFRINGEMENT OF U.S. PATENT NO. 11,167,030

1855. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1856. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1857. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1858. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1859. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1860. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1861. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’030 patent is an act of infringement of one or more claims of the ’030 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

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1862. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 15-18 of the ’030 patent under at least 35 U.S.C. § 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech claim-by-claim infringement contentions for claims 15-18 of the ’030 patent.

1863. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the formulation of the Alvotech aBLA Product directly infringes at least one claim of the ’030 patent, either literally or under the doctrine of equivalents.

1864. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 15-18 of the ’030 patent, either literally or under the doctrine of equivalents.

1865. Alvotech has knowledge of and is aware of the ’030 patent, including due to AbbVie’s service of Plaintiffs’ Initial Infringement Contentions on September 10, 2021; AbbVie’s November 9, 2021 letter providing a supplemental patent list pursuant to 42 U.S.C. § 262(l)(7); and the filing of this Complaint.

1866. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’030 patent.

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1867. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXX.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 11,167,030

1868. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1869. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1870. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1871. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1872. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1873. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1874. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

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1875. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’030 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’030 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1876. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 15-18 of the ’030 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents. AbbVie has provided to Alvotech claim-by-claim infringement contentions for claims 15-18 of the ’030 patent.

1877. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the formulation of the Alvotech aBLA Product directly infringes at least one claim of the ’030 patent, either literally or under the doctrine of equivalents.

1878. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 15-18 of the ’030 patent, either literally or under the doctrine of equivalents.

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1879. Alvotech has knowledge of and is aware of the ’030 patent, including due to AbbVie’s service of Plaintiffs’ Initial Infringement Contentions on September 10, 2021; AbbVie’s November 9, 2021 letter providing a supplemental patent list pursuant to 42 U.S.C. § 262(l)(7); and the filing of this Complaint.

1880. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’030 patent.

1881. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’030 patent.

1882. AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXXI.

INFRINGEMENT OF U.S. PATENT NO. 11,191,834

1883. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1884. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1885. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

1886. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

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1887. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1888. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1889. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’1834 patent is an act of infringement of one or more claims of the ’1834 patent under 35 U.S.C. § 271(e)(2), either literally or under the doctrine of equivalents.

1890. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 13 and 14 of the ’1834 patent under at least 35 U.S.C. § 271(a)-(c), either literally or under the doctrine of equivalents.

1891. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the formulation of the Alvotech aBLA Product directly infringes at least one claim of the ’1834 patent, either literally or under the doctrine of equivalents.

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1892. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 13 and 14 of the ’1834 patent, either literally or under the doctrine of equivalents.

1893. Alvotech has knowledge of and is aware of the ’1834 patent, including due to AbbVie’s December 7, 2021 letter providing a supplemental patent list pursuant to 42 U.S.C. § 262(l)(7) and the filing of this Complaint.

1894. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’1834 patent.

1895. AbbVie seeks an injunction pursuant to at least 35 U.S.C. § 271(e)(4)(B) preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXXII.

DECLARATORY JUDGMENT OF INFRINGEMENT OF U.S. PATENT NO. 11,191,834

1896. AbbVie incorporates by reference each of the preceding paragraphs as if fully set forth herein.

1897. AbbVie’s claims arise under the Declaratory Judgment Act, 28 U.S.C. §§ 2201 and 2202.

1898. On information and belief, in late August or early September 2020, Alvotech submitted an aBLA to the FDA seeking approval for the commercial manufacture, use, offer for sale, sale, and/or importation of the Alvotech aBLA Product, a biosimilar version of adalimumab. The reference product for adalimumab is BLA No. 125057. AbbVie Inc. is the holder of BLA No. 125057.

1899. Alvotech represents that the FDA accepted Alvotech’s aBLA for the Alvotech aBLA Product for review on or before November 5, 2020.

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1900. On November 5, 2020, Alvotech provided AbbVie with a copy of its aBLA.

1901. On May 11, 2021, Alvotech provided AbbVie a notice of commercial marketing pursuant to 42 U.S.C. § 262(l)(8)(A).

1902. On information and belief, Alvotech intends to engage in the commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product promptly upon receiving FDA approval to do so.

1903. Based on confidential information disclosed to AbbVie by Alvotech pursuant to 42 U.S.C. § 262(l)(2), Alvotech’s submission of its aBLA to obtain approval to engage in the commercial manufacture, use, sale, offer to sell, and/or importation of the Alvotech aBLA Product prior to the expiration of the ’1834 patent and Alvotech’s notice of commercial marketing, create an actual, immediate, and real controversy within the Declaratory Judgment Act that Alvotech will infringe one or more of the claims of ’1834 patent, literally or under the doctrine of equivalent equivalents. This declaratory judgment action is also authorized by the BPCIA due to Alvotech’s provision of a notice of commercial marketing. See 42 U.S.C. § 262(l)(9)(A). A judicial determination of infringement is necessary and appropriate to resolve this controversy.

1904. Alvotech has provided information to AbbVie pursuant to 42 U.S.C. § 262(l)(2)(A) relating to the manufacture, indications, dosage, and methods of use and administration for the Alvotech aBLA Product. Based on this confidential information, Alvotech’s commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product (either directly or through any affiliates, subsidiaries, and/or agents), once the aBLA is approved by the FDA, will infringe, actively induce infringement by others, or contribute to the infringement by others of at least claims 13 and 14 of the ’1834 patent under at least 35 U.S.C. §§ 271(a)-(c), either literally or under the doctrine of equivalents.

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1905. On information and belief, Alvotech is aware, has knowledge, and/or is willfully blind to the fact that the formulation of the Alvotech aBLA Product directly infringes at least one claim of the ’1834 patent, either literally or under the doctrine of equivalents.

1906. On information and belief, Alvotech will knowingly or with willful blindness induce or contribute to another’s direct infringement of at least claims 13 and 14 of the ’1834 patent, either literally or under the doctrine of equivalents.

1907. Alvotech has knowledge of and is aware of the ’1834 patent, including due to AbbVie’s December 7, 2021 letter providing a supplemental patent list pursuant to 42 U.S.C. § 262(l)(7) and the filing of this Complaint.

1908. AbbVie will suffer irreparable injury for which damages are an inadequate remedy unless Alvotech is enjoined from infringing the claims of the ’1834 patent.

1909. AbbVie seeks a declaratory judgment that future commercial manufacture, use, sale, offer for sale, and/or importation of the Alvotech aBLA Product will infringe the ’1834 patent.

AbbVie seeks an injunction preventing Alvotech from the commercial manufacture, use, sale, offer for sale within and/or importation into the United States of the Alvotech aBLA Product.

COUNT CXXIII.

WILLFUL INFRINGEMENT

1910. Alvotech is on notice of each of the patents and acts of infringement set forth in Counts I-CXXII. It has nonetheless expressed its intention to begin commercial marketing without awaiting a judicial decision on infringement or validity. Alvotech’s infringement under each of the above counts is willful under 35 U.S.C. § 284.

Case: 1:21-cv-02899 Document #: 130 Filed: 12/21/21 Page 321 of 323 PageID #:22568

PRAYER FOR RELIEF

WHEREFORE, Plaintiffs respectfully request that this Court enter judgment in their favor against Defendant and grant the following relief:

a. a judgment that Alvotech has infringed, induced infringement, or contributed to infringement of one or more claims of the AbbVie Patents under 35 U.S.C. § 271(e)(2)(C);

b. a judgment and declaration that Alvotech has or will infringe or has or will induce or contribute to infringement of one or more claims of the AbbVie Patents by engaging in the manufacture, import, offer for sale, sale, or use within the United States of the Alvotech aBLA Product before the expirations of the AbbVie Patents;

c. a judgment and declaration that Alvotech’s infringement is willful under 35 U.S.C. § 284;

d. preliminary and/or permanent equitable relief, including but not limited to a preliminary and permanent injunction that enjoins Alvotech, its officers, partners, agents, servants, employees, parents, subsidiaries, affiliate corporations, other related business entities, and all other persons acting in concert, participation, or in privity with them and/or their successors or assigns from infringing the AbbVie Patents, or contributing to or inducing anyone to do the same, by acts including the manufacture, use, offer to sell, sale, or distribution within the United States, or importation into the United States, of any current or future versions of the Alvotech aBLA Product, the use or manufacturing of which infringes the AbbVie Patents;

e. a declaration that this is an exceptional case and an award to Plaintiffs of their attorneys’ fees, costs, and expenses pursuant to 35 U.S.C. § 271(e)(4) and 35 U.S.C. § 285;

f. any available damages pursuant to 35 U.S.C. § 284; and

g. such other relief as this Court may deem just and proper.

Case: 1:21-cv-02899 Document #: 130 Filed: 12/21/21 Page 322 of 323 PageID #:22568

Dated: December 21, 2021

/s/ Sean M. Berkowitz

Sean M. Berkowitz (ARDC No. 6209701)

Brenda Danek (ARDC No. 6315056)

sean.berkowitz@lw.com

brenda.danek@lw.com

LATHAM & WATKINS LLP

330 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Telephone: (312) 876-7700

Facsimile: (312) 993-9767

Michael A. Morin (ARDC No. 6229902)

David P. Frazier (pro hac vice)

Tara D. Elliott (pro hac vice)

Ashley M. Fry (pro hac vice)

michael.morin@lw.com

david.frazier@lw.com

tara.elliott@lw.com

ashley.fry@lw.com

LATHAM & WATKINS LLP

555 Eleventh Street, N.W., Suite 1000

Washington, D.C. 20004-1304

Telephone: (202) 637-2200

Case: 1:21-cv-02899 Document #: 130 Filed: 12/21/21 Page 323 of 323 PageID #:22568

Facsimile: (202) 637-2201

Arlene Chow (pro hac vice)

Herman Yue (pro hac vice)

arlene.chow@lw.com

herman.yue@lw.com

LATHAM & WATKINS LLP

1271 Avenue of the Americas

New York, NY 10020

Telephone: (212) 906-1200

Facsimile: (212) 751-4864

Michael Seringhaus (pro hac vice)

michael.seringhaus@lw.com

LATHAM & WATKINS LLP

140 Scott Drive

Menlo Park, CA 94025

Telephone: (650) 328-4600

Facsimile: (650) 463-2600

Gabrielle LaHatte (pro hac vice)

gabrielle.lahatte@lw.com

LATHAM & WATKINS LLP

Case: 1:21-cv-02899 Document #: 130 Filed: 12/21/21 Page 324 of 323 PageID #:22568

505 Montgomery Street

Suite 2000

San Francisco, CA 94111

Telephone: (415) 391-0600

Facsimile: (415) 395-8095

William B. Raich (pro hac vice)

Charles T. Collins-Chase (pro hac vice)

Cecilia Sanabria (pro hac vice)

Kassandra M. Officer (pro hac vice)

william.raich@finnegan.com

charles.collins-chase@finnegan.com

cecilia.sanabria@finnegan.com

kassandra.officer@finnegan.com

FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP

901 New York Ave., N.W.

Washington, D.C. 20001

Telephone: (202) 408-4000

Facsimile: (202) 408-4400

Oulu Wang (pro hac vice)

lulu.wang@finnegan.com

FINNEGAN, HENDERSON, FARABOW, GARRETT & DUNNER, LLP

Case: 1:21-cv-02899 Document #: 130 Filed: 12/21/21 Page 325 of 323 PageID #:22568

2 Seaport Lane Boston, MA 02210 Telephone: (617) 646-1600 Facsimile: (617) 646-1666 Counsel for Plaintiffs AbbVie Inc. and AbbVie Biotechnology Ltd

Execution Version

FRE 408 / Confidential

Exhibit D

IN THE UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF ILLINOIS

ABBVIE INC. and ABBVIE BIOTECHNOLOGY LTD Plaintiffs, v. ALVOTECH HF. Defendant.	Civil Action No. 1:21-cv-2258 Civil Action No. 1:21-cv-2899 Honorable John Z. Lee Magistrate Judge M. David Weisman

JOINT STIPULATION OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED, by and between the parties, through their undersigned counsel of record, that:

1. All claims, affirmative defenses, and counterclaims, in these actions are hereby dismissed without prejudice.

2. Each party will bear its own attorneys’ fees and costs.

Execution Version

FRE 408 / Confidential

Exhibit E – Appellate Dismissal

No. 21-3052

United States Court of Appeals

for the Seventh Circuit

ABBVIE INC. and ABBVIE BIOTECHNOLOGY LTD,

                                         Plaintiffs-Appellants,

v.

ALVOTECH HF.,

                                                 Defendant-Appellee.

Appeal from the United States District Court

for the Northern District of Illinois

Case No. 1:21-cv-01530

The Honorable Harry D. Leinenweber

JOINT MOTION TO DISMISS APPEAL

Execution Version

FRE 408 / Confidential

Pursuant to Rule 42 of the Federal Rules of Appellate Procedures, the parties, by joint motion and agreement, request that this Court dismiss the above-captioned appeal, with prejudice, and with each party to bear its own costs and fees.

Execution Version

FRE 408 / Confidential

Exhibit [F] – Teva Undertaking to be Bound

WHEREAS, on August 20, 2020, Alvotech hf. and Teva Pharmaceuticals International GmbH entered into an agreement under which Teva Pharmaceuticals International GmbH and its Affiliates, including Teva Pharmaceuticals USA, Inc. (collectively, “Teva”) would be responsible for selling and offering to sell in the United States any adalimumab biosimilar developed by Alvotech hf.;

WHEREAS, Alvotech hf. has entered into a settlement and license agreement dated _______, 2022 with AbbVie Inc. and its Affiliates (“US SLA”) to obtain a license to AbbVie’s patents related to adalimumab in the United States;

WHEREAS, under the US SLA, AbbVie granted to Alvotech a license to make, use, import, offer for sale and sell Alvotech’s biosimilar adalimumab product; and

[***]

NOW, THEREFORE, in consideration of the sublicense, Teva hereby undertakes as follows:

1. [***]

2. [***]

3. [***]

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Execution Version

FRE 408 / Confidential

Teva Pharmaceuticals International GmBH	Teva Pharmaceuticals USA, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Teva Pharmaceuticals International GmBH	Teva Pharmaceuticals USA, Inc.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Execution Version

FRE 408 / Confidential

Exhibit G – JOINT MOTION TO DISMISS ITC ACTION

UNITED STATES INTERNATIONAL TRADE COMMISSION

WASHINGTON, D.C.

Before the Honorable Monica Bhattacharyya

Administrative Law Judge

In the Matter of CERTAIN ADALIMUMAB, PROCESSES FOR MANUFACTURING OR RELATING TO SAME, AND PRODUCTS CONTAINING SAME	Investigation No. 337-TA-1296

JOINT MOTION TO TERMINATE

THE INVESTIGATION BASED ON SETTLEMENT

Pursuant to 19 U.S.C. § 1337(c) and 19 C.F.R. § 210.21(b), Complainants AbbVie Inc., AbbVie Biotechnology Ltd, and AbbVie Operations Singapore Pte. Ltd. (collectively, “Complainants”) and Respondents Alvotech hf., Alvotech Germany GmbH (“Alvotech Germany”), Alvotech Swiss AG (“Alvotech Swiss”), Alvotech USA Inc. (“Alvotech USA”) (collectively, “Alvotech”), Ivers-Lee AG (“Ivers-Lee”), Teva Pharmaceutical Industries Ltd. (“Teva Ltd.”), and Teva Pharmaceuticals USA Inc. (“Teva USA”) (collectively, “Teva”) (“Respondents”), jointly move to terminate the investigation based on the Settlement Agreement between Complainants and Alvotech attached as Exhibit A (public) and Exhibit B (confidential).4

Counsel for Complainant and Respondents submit that the Settlement Agreement satisfies the requirements of Rule 210.21(b) and that termination is in the public interest. The parties state that there are no other agreements, written or oral, express or implied, relating to the subject matter of this Investigation.

[4]	In accordance with Commission Rule 210.21(b) the settlement agreement contains confidential business information within the meaning of § 201.6(a).

Execution Version

FRE 408 / Confidential

Accordingly, Complainant and Respondents request that the Administrative Law Judge issue an initial determination terminating this investigation on the basis of settlement pursuant to 19 C.F.R. § 210.21(b).

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